ANNUAL REPORT OCTOBER 31, 2001

JPMORGAN FUNDS

[GRAPHIC]

INTERNATIONAL EQUITY FUNDS

FLEMING EUROPEAN FUND

FLEMING JAPAN FUND

FLEMING INTERNATIONAL GROWTH FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING EMERGING MARKETS EQUITY FUND

[JPMORGAN FLEMING LOGO]
ASSET MANAGEMENT

CONTENTS

PRESIDENT'S LETTER                                                            1

FLEMING EUROPEAN FUND                                                         3
FUND COMMENTARY

FLEMING JAPAN FUND                                                            7
FUND COMMENTARY

FLEMING INTERNATIONAL GROWTH FUND                                            10
FUND COMMENTARY

FLEMING INTERNATIONAL EQUITY FUND                                            13
FUND COMMENTARY

FLEMING INTERNATIONAL OPPORTUNITIES FUND                                     16
FUND COMMENTARY

FLEMING EMERGING MARKETS EQUITY FUND                                         19
FUND COMMENTARY

PORTFOLIO OF INVESTMENTS                                                     22

FINANCIAL STATEMENTS                                                         45

NOTES TO FINANCIAL STATEMENTS                                                51

HIGHLIGHTS

- EQUITIES CORRECT THROUGHOUT DEVELOPED MARKETS.

- FEDERAL RESERVE CUTS RATES BY 450 BASIS POINTS.

- EQUITY MARKETS BOUNCE BACK FROM SEPTEMBER 11TH LOWS.

NOT FDIC INSURED  MAY LOSE VALUE / NO BANK GUARANTEE

JPMORGAN FUNDS ARE DISTRIBUTED BY J.P. MORGAN FUND DISTRIBUTORS, INC.

                       JPMorgan INTERNATIONAL EQUITY FUNDS

PRESIDENT'S LETTER
                                                                December 3, 2001
Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Fleming International Funds. Inside, you'll find information detailing the performance of each Fund for the year ended October 31, 2001, along with a report from the portfolio management team.

EQUITIES IN CONTEXT

The 12 months under review have been a difficult time for equity investing. The S&P 500 Index and the MSCI EAFE Index are both down by about 25%. Our funds--however well they are managed--cannot avoid this sort of drop in world securities markets. However, we believe that the last year should be viewed within the context of long-term returns. Taken over 10 years, an investment in the S&P 500 Index would have generated average annual returns of 12.76%. That adds up to substantial gains for anyone invested over this time.

In many ways, the traumas recently experienced by markets are a consequence of the long economic expansion and bull market in equities. With the benefit of hindsight, it is obvious that the technology boom of the late 1990s and 2000 was built on excessive confidence. Much of the capacity put in place for the 'Internet Revolution' is not needed and, certainly, the stock prices awarded to technology businesses were not justified.

Today, many of the plants that produce the building blocks of technology--silicon chips, fiber optics and so on--are whirring along at a fraction of their capabilities. Likewise, technology companies and others are selling considerably fewer PCs, mobile phones and other electronic gadgets than was previously expected. It is for this reason that the worst stock price declines have been in the technology sector.

The seriousness of the problem first became evident around the end of 2000, when U.S. economic growth sharply deteriorated. The Fed instigated an emergency 50 basis points rate cut in January. In all, it has reduced rates by a total of 450 basis points (4.5)% during 2001 and introduced a significant fiscal stimulus. This urgent action has been accompanied by rate cuts from central banks in Europe, Japan and the United Kingdom.

LOOKING FORWARD

At the time of writing, U.S.-led central bank action appears to be reviving economies and galvanizing financial markets. The broad-based S&P 500 Index is up almost 20% from the lows reached following the terrible terrorist attacks of September 11th. There is some justification for this renewed optimism. In October, U.S. retail sales rose faster than ever. Further, oil prices have fallen back, which also provides an economic stimulus.

However, it is too soon to tell whether the spirited mood of markets heralds a resumption of the bull market. As the United States is the world's main driver of economic growth, this would be good for equity markets everywhere--with the possible exception of Japan, where specific economic difficulties remain. Yet there can be no certainty of this rosy scenario.

FUND FAMILIES REORGANIZED

We are pleased to announce the successful reorganization of the two JPMorgan fund families into a single fund complex with a multiple share class structure. The following changes were effective as of the open of business on September 10, 2001:

- J.P. Morgan Institutional Emerging Markets Equity Fund and J.P. Morgan Emerging Markets Equity Fund were reorganized to JPMorgan Fleming Emerging Markets Equity Fund.

- J.P. Morgan Institutional European Equity Fund and J.P. Morgan European Equity Fund were reorganized to JPMorgan Fleming European Fund.

- JPMorgan Fleming International Equity Fund and J.P. Morgan International Opportunities Fund were reorganized to JPMorgan Fleming International Opportunities Fund.

- J.P. Morgan International Equity Fund was reorganized into J.P. Morgan Institutional International Equity Fund, renamed JPMorgan Fleming International Equity Fund.

Additionally, JPMorgan Fleming International Opportunities Fund's fiscal year end has been changed from November 30 to October 31.

CONDOLENCES AND DETERMINATION

Finally, I would like to offer our sincere condolences to those who have suffered personal loss as a result of the terrorist attacks. At JPMorgan Fleming Asset Management, we are determined not to let these events distract us from the task of maximizing returns for our investors.

Sincerely yours,

/s/ George Gatch

George Gatch
President
JPMorgan Funds

                         JPMorgan FLEMING EUROPEAN FUND
                             AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED

JPMorgan Fleming European Fund fell 19.49% (Class A shares, without sales charges) for the year ended October 31, 2001. This compares to a total return of -22.89% for the MSCI Europe Index.

HOW THE FUND WAS MANAGED

International terrorism, global economic uncertainty and a swathe of profit warnings and earnings downgrades sent European stock markets sharply lower during the twelve months ended October 31, 2001. The Fund also fell heavily, but managed to outperform its MSCI Europe benchmark by more than 3% during the same period.

The Fund's portfolio is constructed using a combination of top-down and bottom-up analysis, with an emphasis on bottom-up research to find the best stocks at both the "value" and "growth" ends of the stock market spectrum. At the beginning of the review period the Fund benefited from a strong value bias, with both "value defensive" and "value cyclical" exposure helping to boost relative performance.

Because of the deteriorating global economic environment, the Fund's management team executed positions in domestically focused value defensives that were supported by relatively strong European consumer confidence, such as De La Rue and Safeway in the U.K. The Fund also increased weightings in interest rate sensitive value cyclical sectors in anticipation of European interest rate cuts, a theme that worked well for the Fund into early 2001. Specifically, the Fund maintained overweight positions in the building and construction and general retail sectors. The Fund also gained from an overweight position in the European oil services sector as companies like the Netherlands' IHC Caland benefited from increased investment spending by the world's largest oil companies.

Additionally the Fund's relative performance was boosted by an underweight position in highly rated technology stocks, such as Nokia and Ericsson, where valuations were deemed too high given that global economic growth was slowing rapidly. The Fund also benefited from an avoidance of the media sector, where valuations continued to unwind from their inflated positions after the bursting of the Internet bubble. Towards the end of the review period the Fund's exposure to the telecom sector was increased, capitalizing on the cheaper valuations of companies such as Telecom Italia, Telenor and Telekom Austria.

LOOKING AHEAD

The immediate outlook for European investors remains volatile, with current economic data suggesting that the euro-zone economy is on the brink of recession. Although the market has rallied strongly since its September lows, a sustained rally from current levels will therefore be difficult while the economic backdrop remains weak and earnings downgrades continue to hit the market. The Fund maintains its broad-based exposure to attractively valued companies, in any sector, that can grow their earnings in the current difficult economic climate.

                                   (UNAUDITED)

However, the outlook into 2002 appears more encouraging. Falling inflationary pressures are expected to allow the European Central Bank to sanction further interest rate cuts, helping to boost European economic growth and corporate profits. We are therefore currently adding to the Fund's exposure to economically sensitive cyclical stocks. At the growth end of the portfolio we have increased our holdings in the technology, media and telecom sectors, while at the value end we are finding good opportunities in small and mid cap engineering and industrial stocks.

                                   (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART OF PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS]

United Kingdom            28.5%
Finland                   14.1%
Germany                   11.7%
Italy                      8.9%
Switzerland                7.7%
Netherlands                6.9%
Greece                     4.8%
Denmark                    3.4%
Belgium                    3.1%
Portugal                   2.6%
Norway                     2.1%
Austria                    1.7%
France                     1.7%
Sweden                     1.7%
Spain                      1.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. TAMRO OYJ (3.9)% Develops, produces, markets and distributes pharmaceuticals and healthcare products. The Group markets hospital, laboratory and school supplies and disposable hospital supplies in Europe.

2. SLIGRO BEHEER NV (3.6)% Wholesales food in the Netherlands. The Company distributes food, fresh produce and related non-food products. Sligro serves both general and specialized food retailers, restaurants and large-scale caterers.

3. TDC A/S (3.4)% Offers telecommunications services. The Company offers fixed line and mobile telephones, data communications, leased lines, systems integration, Internet access, website hosting and cable television services. TDC also operates a fiber optic network, publishes telephone directories and invests in Internet and communications companies.

4. SCHERING AG (3.3)% Manufactures and markets pharmaceuticals. The Company produces x-ray, magnetic resonance imaging, ultrasound and radio pharmaceutical diagnostic equipment, oral contraceptives, hormone therapeutics and treatments for multiple sclerosis, Alzheimer's and Parkinson's diseases, stroke, cancer, cardiovascular diseases and skin disorders.

5. ALTANA AG (3.2)% Develops and manufactures pharmaceutical, diagnostic and chemical products. The Company markets prescription and over-the-counter drugs for respiratory, stomach, cardiovascular and nervous system disorders and contrast media for imaging and laboratory diagnostic agents. Altana also produces chemical additives, lacquers and surface coating measuring equipment.

6. THYSSENKRUPP AG (3.1)% Manufactures industrial components. The Company produces flat rolled and cast steel, automobile parts, elevators and escalators, machine tools, assembly equipment, bearings, nonferrous metals and plastics. Thyssenkrupp also develops and manages real estate and designs and constructs factories.

7. ENI-ENTE NAZIONALE IDROCARBURI SPA (3.1)% An integrated oil and gas company. The Company is based in Italy and has operations in over 70 countries. ENI explores for, distributes, refines and markets petroleum products. The Company manufactures petrochemicals, such as ethylene and provides off-shore oil and gas pipelaying services.

8. CLARIANT AG (3.1)% Manufactures dyes, pigments, chemicals, additives and master batches for textile, paper, leather, plastics, synthetic fibers and paint industries. The Company distributes its products worldwide. Clariant also manufactures specialty chemicals.

9. ONTEX (3.1)% Manufactures and markets private label hygienic disposables. The Company's products include a complete assortment of feminine hygiene, incontinence, baby care and medical disposable products.

10. RENTOKIL INITIAL PLC (3.0)% Provides two business support services: FOCUS and BUNDLING. FOCUS provides specialized services such as hygiene, as well as security, pest control, tropical plants and niche services of conferencing and parcels delivery. BUNDLING offers a multi-service proposition to large companies, primarily through the services provided from the facilities management businesses, which are principally cleaning, catering, hospital and management services.

Top 10 equity holdings comprised 32.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                            SINCE INCEPTION
                                     1 YEAR        5 YEARS     (11/2/95)
---------------------------------------------------------------------------
CLASS A SHARES
   WITHOUT SALES CHARGE              -19.49%        9.30%        11.14%
   WITH SALES CHARGE                 -24.12%        8.01%        10.05%
---------------------------------------------------------------------------
CLASS B SHARES
   WITHOUT CDSC                      -20.03%        8.52%        10.35%
   WITH CDSC                         -23.62%        8.23%        10.25%
---------------------------------------------------------------------------
CLASS C SHARES
   WITHOUT CDSC                      -20.04%        8.50%        10.34%
   WITH CDSC                         -20.76%        8.50%        10.34%
---------------------------------------------------------------------------
INSTITUTIONAL SHARES                 -19.30%        9.35%        11.18%
---------------------------------------------------------------------------
SELECT SHARES                        -19.43%        9.31%        11.15%
---------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (11/2/95 TO 10/31/01)

[CHART OF LIFE OF FUND PERFORMANCE]

          JPMorgan Fleming                             Lipper European
       European Fund (Class A)  MSCI Europe Index        Funds Index
10/31/95       $ 9,425               $10,000               $10,000
11/30/95       $ 9,453               $10,075               $ 9,894
12/31/95       $ 9,607               $10,397               $10,102
 1/31/96       $ 9,674               $10,469               $10,178
 2/29/96       $10,023               $10,664               $10,521
 3/31/96       $10,344               $10,795               $10,772
 4/30/96       $10,542               $10,877               $10,980
 5/31/96       $10,712               $10,965               $11,258
 6/30/96       $11,110               $11,090               $11,361
 7/31/96       $10,730               $10,955               $11,057
 8/31/96       $10,977               $11,284               $11,417
 9/30/96       $11,234               $11,525               $11,562
10/31/96       $11,396               $11,796               $11,804
11/30/96       $11,947               $12,397               $12,301
12/31/96       $12,308               $12,642               $12,576
 1/31/97       $12,463               $12,680               $12,707
 2/28/97       $12,743               $12,851               $12,898
 3/31/97       $13,001               $13,270               $13,200
 4/30/97       $12,918               $13,207               $13,032
 5/31/97       $13,073               $13,775               $13,548
 6/30/97       $13,850               $14,468               $14,186
 7/31/97       $14,377               $15,150               $14,602
 8/31/97       $13,746               $14,288               $13,886
 9/30/97       $14,803               $15,676               $15,136
10/31/97       $14,606               $14,910               $14,503
11/30/97       $14,555               $14,761               $14,612
12/31/97       $14,939               $15,304               $14,953
 1/31/98       $15,776               $15,945               $15,510
 2/28/98       $17,199               $17,195               $16,788
 3/31/98       $18,599               $18,425               $18,059
 4/30/98       $19,161               $18,786               $18,475
 5/31/98       $19,663               $19,171               $18,938
 6/30/98       $19,844               $19,386               $18,993
 7/31/98       $20,623               $19,773               $19,356
 8/31/98       $17,196               $17,290               $16,561
 9/30/98       $16,477               $16,283               $15,634
10/31/98       $17,340               $17,591               $16,726
11/30/98       $18,275               $18,532               $17,680
12/31/98       $19,147               $19,348               $18,504
 1/31/99       $20,165               $19,228               $18,833
 2/28/99       $19,000               $18,745               $18,283
 3/31/99       $18,964               $18,955               $18,334
 4/30/99       $19,607               $19,524               $18,859
 5/31/99       $18,587               $18,590               $18,174
 6/30/99       $18,951               $18,908               $18,636
 7/31/99       $19,291               $19,088               $18,949
 8/31/99       $19,497               $19,286               $19,102
 9/30/99       $19,534               $19,142               $18,894
10/31/99       $20,044               $19,850               $19,535
11/30/99       $22,750               $20,390               $20,892
12/31/99       $26,051               $22,484               $23,591
 1/31/00       $25,741               $20,888               $22,832
 2/29/00       $28,235               $21,982               $25,978
 3/31/00       $27,642               $22,519               $25,996
 4/30/00       $26,026               $21,530               $24,587
 5/31/00       $25,076               $21,358               $24,091
 6/30/00       $25,423               $21,821               $24,661
 7/31/00       $24,891               $21,476               $24,472
 8/31/00       $24,682               $21,229               $24,565
 9/30/00       $23,448               $20,240               $23,297
10/31/00       $22,076               $20,090               $22,589
11/30/00       $20,891               $19,317               $21,380
12/31/00       $22,217               $20,654               $22,986
 1/31/01       $22,149               $20,687               $22,917
 2/28/01       $20,915               $18,877               $20,985
 3/31/01       $18,926               $17,459               $19,143
 4/30/01       $19,859               $18,683               $20,410
 5/31/01       $19,434               $17,733               $19,624
 6/30/01       $18,474               $17,059               $18,825
 7/31/01       $18,158               $17,122               $18,635
 8/31/01       $18,652               $16,680               $18,156
 9/30/01       $17,199               $15,015               $16,119
10/31/01       $17,755               $15,491               $16,683

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 3% for the three-year period and 2% for the period since inception. Class C Shares CDSC: 1% for the one-year period and 0% thereafter.

The Fund commenced operations on 11/2/95. Class B and C Shares were introduced on 11/3/95 and 11/1/98 respectively. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B and C Shares.

Institutional Shares and Select shares were introduced on 9/10/01. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are higher than the actual expenses of the Institutional and Select Shares.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of JPMorgan Fleming European Fund, the Lipper European Funds Index and the MSCI Europe Index from November 2, 1995 to October 31, 2001. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark. The performance of the benchmarks reflect an initial investment at the end of the month preceding the Fund's commencement of operations.

The Fund is currently waiving fees and is being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.

The Lipper European Funds Index represents the performance of the 30 largest European funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI Europe Index is a replica (or model) of the performance of the European markets. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

International investing involves a greater degree of risk and increased volatility. Changes in currency and exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may also be subject to the additional risk of non-diversified "Regional" fund investing.

                                   (UNAUDITED)

                          JPMorgan FLEMING JAPAN FUND
                             AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED

JPMorgan Japan Fund, which seeks capital growth through a portfolio of Japanese equities, fell 34.85% (Class A shares, without sales charge) for the year ended October 31, 2001. This compares with a loss of 32.45% for the MSCI Japan Index.

HOW THE FUND WAS MANAGED

In a 12-month period when developed equity markets everywhere plummeted, Japan's was one of the worst performing. As time progressed, it became increasingly clear that the economy was slipping into recession and that the country's bad debt problems were mounting. Equity prices rallied briefly in the spring when Prime Minister Koizumi was elected, but then continued their downwards path as he failed to introduce a program of economic reform.

The Fund marginally underperformed its MSCI Japan benchmark. After performing roughly in line with the index for most of the 12 months, it lost ground in July, August and September, when the type of world-class companies in which the Fund invests fell. At the same time, many asset-rich, badly managed companies rose.

Many of the Japanese technology component companies and exporters are extremely well run businesses, yet their stock prices fell during the summer as demand for their products dwindled. Meanwhile, Koizumi's talk of stimulating asset prices led to a run-up in the stock prices of many asset-rich companies such as private railway companies.

The stock prices of technology components makers began to fall when they started reporting the lowest shipment volumes in 10 years. This was a direct consequence of previous years' booming orders, which had generated huge surplus inventory. The stock price of one portfolio holding, Sumitomo Bakelite, which makes resin for the outer casing of memory chips, fell by almost 30% in July and August.

Blue chip exporters suffered badly in the wake of the September 11th terrorist attacks. Canon and Honda, both of which are holdings, fell sharply in anticipation of weak U.S. demand. Honda's stock price fell by 35% between the end of June and end of September.

Meanwhile, asset rich stocks rose. In July and August, for example, stock in Keihan Electric Railway (which is not in the portfolio) rose 6%.

LOOKING AHEAD

While the Japanese economy is in recession and the banks' bad debts problems are mounting, we are reasonably optimistic about the prospects for the export-oriented companies in which this Fund tends to invest. The stocks of many of these companies are priced at the lowest levels in a decade, yet probable weakness in the Yen is likely to boost both sales and profits.

                                   (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART OF PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS]

Industrial Cyclical             35.3%
Consumer Cyclical               24.7%
Pharmaceuticals                  9.4%
Basic Materials                  8.6%
Finance                          6.0%
Consumer Services                4.8%
Technology                       4.7%
Energy                           2.2%
Telecommunications               2.0%
Systems Hardware                 1.3%
Semiconductors                   1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. TOYOTA MOTOR CORP. (6.1)% Produces, sells, leases and repairs passenger cars, trucks, buses, boats and airplanes in Japan and overseas.

2. TAKEDA CHEMICAL INDUSTRIES (5.8)% Produces and sells health-care related products. It specializes in pharmaceuticals, cosmetics, food supplements, vitamins, chemicals and environmental materials, which includes pesticides and other agrochemical. It researches and develops new drugs using its own biotechnology.

3. YAMANOUCHI PHARMACEUTICAL CO., LTD (3.6)% Manufactures and markets a wide variety of pharmaceuticals including prescription drugs. The Company also produces food supplements, health foods and personal care products.

4. CANON, INC. (3.5)% Manufactures office automation equipment, cameras and video devices. The Company's products include color laser and high-speed copiers, mid-range copiers, printers, 35mm cameras, broadcasting lenses and other optical instruments. Canon also manufactures and markets medical equipment and aligners for semi-conductor manufacturing equipment.

5. SUMITOMO ELECTRIC INDUSTRIES LTD (3.1)% Manufactures electric wires, cables and its related equipment. The Company's products include optical fibers, wire harnesses, antennas for broadcasting stations and electric monitoring systems. The Company also produces disc brakes and anti-lock braking systems for automobiles and printed circuit boards.

6. MABUCHI MOTOR CO., LTD (3.0)% Manufactures and markets small digital camera motors. The Company markets its products to a wide range of users, from audio-visual makers, automobile parts makers, consumer electronics makers, office automation equipment makers, precision machine makers to radio controlled-model cars and video game makers. The Company's products are produced primarily in China.

7. SONY CORP. (2.7)% Develops and manufactures consumer and industrial electronic equipment. The Company's products include audio and video equipment, televisions, displays, semiconductors, electronic components, computers and computer peripherals and telecommunication equipment.

8. NGK SPARK PLUG CO., LTD (2.7)% Manufactures and markets spark plugs for automobiles, motorcycles, agricultural machinery, ships and aircraft. The Company also makes ceramic products for semi-conductor and telecommunication equipment.

9. ROHM CO., LTD (2.6)% Manufactures custom linear integrated circuits and semi-conductor devices for use primarily in consumer electronics. The Company has plants and sales offices worldwide.

10. KANEKA CORP. (2.5)% Manufactures and sells a wide range of synthetic resins and chemicals for foods and medicines. The company operates sales/manufacturing subsidiaries in Belgium, Malaysia, Singapore and the United States.

Top 10 equity holdings comprised 35.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                            SINCE INCEPTION
                                    1 YEAR         5 YEARS     (11/2/95)
---------------------------------------------------------------------------
CLASS A SHARES
  WITHOUT SALES CHARGE              -34.85%          -9.51%      -8.91%
  WITH SALES CHARGE                 -38.63%         -10.57%      -9.80%
---------------------------------------------------------------------------
CLASS B SHARES
  WITHOUT CDSC                      -35.31%         -10.09%      -9.51%
  WITH CDSC                         -38.54%         -10.43%      -9.65%
---------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (11/2/95 TO 10/31/01)

[CHART OF LIFE OF FUND PERFORMANCE]

               JPMorgan Fleming    Lipper Japan Equity  Tokyo SE (Topix)       MSCI
              Japan Fund (Class A)   Funds Average     1st Section Index    Japan Index
10/31/95               $ 9,425          $10,000           $10,000            $10,000
11/30/95               $ 9,425          $10,229           $10,578            $10,593
12/31/95               $ 9,679          $10,656           $11,082            $11,136
 1/31/96               $ 9,802          $10,661           $10,932            $10,992
 2/29/96               $ 9,604          $10,442           $10,751            $10,797
 3/31/96               $10,038          $10,744           $11,105            $11,179
 4/30/96               $10,518          $11,390           $11,845            $11,817
 5/31/96               $10,057          $11,005           $11,264            $11,209
 6/30/96               $10,179          $11,203           $11,312            $11,270
 7/31/96               $ 9,699          $10,746           $10,757            $10,766
 8/31/96               $ 9,190          $10,339           $10,298            $10,286
 9/30/96               $ 9,473          $10,510           $10,588            $10,644
10/31/96               $ 8,879          $ 9,933           $ 9,877            $ 9,931
11/30/96               $ 8,973          $ 9,960           $ 9,950            $10,121
12/31/96               $ 8,605          $ 9,534           $ 9,182            $ 9,423
 1/31/97               $ 8,470          $ 8,984           $ 8,191            $ 8,399
 2/28/97               $ 8,768          $ 9,095           $ 8,348            $ 8,596
 3/31/97               $ 8,633          $ 8,922           $ 8,037            $ 8,314
 4/30/97               $ 8,951          $ 9,265           $ 8,228            $ 8,617
 5/31/97               $ 9,779          $10,319           $ 9,604            $ 9,570
 6/30/97               $10,260          $10,761           $10,117            $10,286
 7/31/97               $10,789          $10,862           $ 9,717            $ 9,975
 8/31/97               $ 9,573          $ 9,688           $ 8,845            $ 9,111
 9/30/97               $ 9,718          $ 9,582           $ 8,568            $ 8,974
10/31/97               $ 9,187          $ 8,953           $ 7,912            $ 8,140
11/30/97               $ 9,033          $ 8,494           $ 7,311            $ 7,642
12/31/97               $ 8,745          $ 8,058           $ 6,734            $ 7,205
 1/31/98               $ 8,643          $ 8,700           $ 7,448            $ 7,849
 2/28/98               $ 8,368          $ 8,621           $ 7,505            $ 7,892
 3/31/98               $ 8,205          $ 8,260           $ 6,994            $ 7,356
 4/30/98               $ 8,094          $ 8,341           $ 6,896            $ 7,327
 5/31/98               $ 8,185          $ 8,144           $ 6,568            $ 6,926
 6/30/98               $ 8,114          $ 8,162           $ 6,606            $ 7,024
 7/31/98               $ 8,022          $ 8,346           $ 6,513            $ 6,933
 8/31/98               $ 7,279          $ 7,670           $ 5,840            $ 6,143
 9/30/98               $ 7,086          $ 7,398           $ 5,410            $ 5,977
10/31/98               $ 6,526          $ 7,837           $ 5,908            $ 6,980
11/30/98               $ 6,821          $ 8,438           $ 5,980            $ 7,300
12/31/98               $ 7,025          $ 8,664           $ 5,682            $ 7,584
 1/31/99               $ 6,913          $ 8,796           $ 5,820            $ 7,641
 2/28/99               $ 6,689          $ 8,788           $ 5,896            $ 7,474
 3/31/99               $ 7,616          $10,019           $ 6,939            $ 8,512
 4/30/99               $ 7,921          $10,611           $ 7,134            $ 8,869
 5/31/99               $ 7,575          $10,268           $ 7,025            $ 8,370
 6/30/99               $ 8,206          $11,881           $ 7,791            $ 9,164
 7/31/99               $ 8,929          $13,097           $ 7,788            $10,080
 8/31/99               $ 9,132          $13,764           $ 7,987            $10,011
 9/30/99               $ 9,631          $14,579           $ 8,089            $10,619
10/31/99               $10,018          $15,104           $ 8,517            $11,076
11/30/99               $10,537          $16,729           $ 8,597            $11,552
12/31/99               $11,260          $18,189           $ 9,164            $12,271
 1/31/00               $10,476          $17,080           $ 9,291            $11,741
 2/29/00               $10,394          $17,374           $ 8,999            $11,438
 3/31/00               $10,934          $17,671           $ 9,147            $12,383
 4/30/00               $10,089          $16,087           $ 9,084            $11,453
 5/31/00               $ 9,193          $14,860           $ 8,390            $10,871
 6/30/00               $ 9,682          $15,774           $ 8,770            $11,620
 7/31/00               $ 8,460          $13,808           $ 8,007            $10,282
 8/31/00               $ 9,152          $14,956           $ 8,329            $10,950
 9/30/00               $ 8,979          $14,172           $ 8,126            $10,407
10/31/00               $ 8,266          $12,883           $ 7,625            $ 9,804
11/30/00               $ 8,083          $12,321           $ 7,529            $ 9,398
12/31/00               $ 7,442          $11,227           $ 7,093            $ 8,828
 1/31/01               $ 7,422          $11,210           $ 7,184            $ 8,728
 2/28/01               $ 6,800          $10,358           $ 6,859            $ 8,340
 3/31/01               $ 6,739          $10,234           $ 7,057            $ 8,072
 4/30/01               $ 7,146          $11,019           $ 7,079            $ 8,624
 5/31/01               $ 7,238          $10,887           $ 7,096            $ 8,608
 6/30/01               $ 6,759          $10,292           $ 7,000            $ 8,100
 7/31/01               $ 6,240          $ 9,352           $ 6,393            $ 7,501
 8/31/01               $ 5,976          $ 8,863           $ 5,935            $ 7,314
 9/30/01               $ 5,375          $ 8,032           $ 5,503            $ 6,636
10/31/01               $ 5,385          $ 8,274           $ 5,697            $ 6,622

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 3% for the three-year period and 2% for the period since inception.

The Fund commenced operations on 11/2/95. Class B Shares were introduced on 11/3/95. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B Shares.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of JPMorgan Fleming Japan Fund, the Lipper Japan Equity Funds Average, the MSCI Japan Index and the Tokyo SE (Topix) 1st Section Index from November 2, 1995 to October 31, 2001. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark. The performance of the benchmarks reflect an initial investment at the end of the month preceding the Fund's commencement of operations.

The Fund is currently waiving fees and is being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.

The Lipper Japan Equity Funds Average represents the average performance of a universe of actively managed mutual funds that invest primarily in Japanese stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Tokyo SE (Topix) 1st Section Index also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index is unmanaged and reflects reinvestment of dividends.

MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. This index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the Unites States and other nations. The Fund may also be subject to the additional risk of non-diversified "regional" fund investing.

                                   (UNAUDITED)

                   JPMorgan FLEMING INTERNATIONAL GROWTH FUND
                             AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED

JPMorgan International Growth Fund, which seeks capital growth through international growth stocks, had a loss of 27.68% (Class A shares, without sales charge) for the 10-month period ended October 31, 2001. The Fund commenced operations on December 29, 2000. This compares with a loss of 28.52% for the MSCI EAFE Growth Index.

HOW THE FUND WAS MANAGED

The absolute performance of the Fund has been disappointing as stock markets have fallen and growth sectors have been deflated by the market. The financial market environment has been extremely challenging over the period, with major markets falling between 10% and 50%. The greatest market declines have occurred in the growth-based U.S. Nasdaq Index. Even so, Europe's markets are down between 20% and 30%, while Hong Kong and Japan have both dropped by more than 30%.

In relative terms the Fund's performance has been rather better, and it has firmly outperformed its benchmark. Given the global slowdown, the manager has attempted to focus on those companies where confidence in future earnings has been most firmly evident. However, some of the momentum established earlier in the year has been lost in the recent testing of market conditions.

Stock selection in Europe has been the primary driver of portfolio performance. Names situated at the more defensive end of the growth spectrum--such as GlaxoSmithKline, TotalFina, Altadis and BAE Systems--contributed positively to performance. Given the substantial volatility we have seen in markets, particularly after September 11th, the Fund has actively sought to rebalance stock positions to focus on those names which we view as poised to outperform as the market recovers.

LOOKING AHEAD

Recent events have brought about material downgrades in GDP growth forecasts for most developed markets, leading to the expectation of a longer and deeper economic downturn. The corporate earnings outlook has deteriorated further in the wake of these downgrades and while substantial short-term interest rate reductions have alleviated some pain, the future remains uncertain. Notwithstanding this, we are cautiously optimistic given that the valuations of growth stocks have reached attractive long-term levels. We are overweight in the energy and technology sectors and underweight in the healthcare and consumer staples. Evidence of an upturn in consumer spending during the course of the next year would trigger a more aggressive re-weighting towards consumer sectors. We continue to selectively build positions in companies which offer the highest earnings visibility and the strongest growth prospects.

                                   (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART OF PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS]

United Kingdom        27.2%
Japan                 20.0%
France                17.5%
Netherlands            7.6%
Germany                4.1%
Brazil                 3.6%
South Korea            3.5%
Spain                  3.5%
Taiwan                 3.4%
Sweden                 3.3%
Finland                3.2%
Hong Kong              3.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. TOTAL FINA ELF SA, CLASS B (4.7)% Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division, which produces rubber, paint, ink, adhesives and resins.

2. BAE SYSTEMS PLC (4.3)% Designs and manufactures civil and military aircraft, surface ships, submarines, space systems, radar, avionics, communications, electronics, guided weapon systems and a range of other defense products.

3. BG GROUP PLC (4.3)% Specializes in the exploration, production, transmission and distribution of gas, oil and liquefied natural gas. The Group also develops, owns and operates gas-fired power generation plants, in addition to providing underground and offshore gas storage facilities.

4. BAYER AG (4.1)% Produces and markets polymers, organic, industrial, health care, agrochemical and imaging technology products and equipment. The Company's products are used by the automotive, electrical engineering, electronics, medical, construction, consumer goods, paper, water treatment, agricultural, shipping, imaging and other industries. Bayer operates worldwide.

5. BARCLAYS PLC (4.1)% Offers commercial and investment banking, insurance, financial and related services. Its subsidiary, Barclays Bank PLC, operates over 1,900 branches in the United Kingdom. Overall, the Company operates branches in over 60 countries.

6. FORTIS NV (3.9)% Offers banking and insurance services. Banking services include asset management, investment banking, financial markets and private banking services. The Company offers insurance services covering life, accident, fire, health and motor vehicle insurance products. Fortis offers services in Europe, the Americas and Asia.

7. ANGLO AMERICAN PLC (3.8)% A global mining and natural resources company, which has interests in gold, diamonds, platinum, coal, copper, nickel, zinc, ferrous metals, base metals, industrial minerals and forest products. The company has operations and developments in Africa, Europe, Australia and South and North America. The company also provides technology support and solutions.

8. KONINKLIJKE PHILIPS ELECTRONICS NV (3.8)% Develops and manufactures electronic and electrical products through the following divisions: consumer electronics, lighting, components, semiconductors, medical systems, DAP and Origin.

9. COMPAGNIE DE SAINT-GOBAIN (3.7)% Produces engineered materials such as industrial ceramics, flat glass, insulation, abrasives, pipes, fiber reinforcements, building materials and containers.

10. UNIBANCO - UNIAO DE BANCOS BRASILEIROS SA, GDR (3.6)% Attracts deposits and offers retail, commercial and investment banking services. The Bank offers credit cards, asset management services, insurance and pension funds. The Bank also underwrites commercial paper and equities and provides other financial services.

Top 10 equity holdings comprised 40.3% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                SINCE INCEPTION
                                   (12/29/00)
-----------------------------------------------
CLASS A SHARES
  WITHOUT SALES CHARGE               -27.68%
  WITH SALES CHARGE                  -31.84%
-----------------------------------------------
CLASS B SHARES
  WITHOUT CDSC                       -28.10%
  WITH CDSC                          -31.70%
-----------------------------------------------

LIFE OF FUND PERFORMANCE (12/29/00 TO 10/31/01)

[CHART OF LIFE OF FUND PERFORMANCE]

                     JPMorgan Fleming International    MSCI EAFE
                          Growth Fund (Class A)       Growth Index
12/31/00                          $9,425                $10,000
 1/31/01                          $9,595                $ 9,972
 2/28/01                          $8,624                $ 8,961
 3/31/01                          $7,907                $ 8,345
 4/30/01                          $8,633                $ 8,922
 5/31/01                          $8,275                $ 8,566
 6/30/01                          $7,845                $ 8,151
 7/31/01                          $7,543                $ 7,954
 8/31/01                          $7,307                $ 7,592
 9/30/01                          $6,429                $ 6,875
10/31/01                          $6,816                $ 7,149

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 12/29/00.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the period since inception.

This chart illustrates comparative performance of $10,000 invested in Class A Shares of JPMorgan Fleming International Growth Fund and the MSCI EAFE Growth Index from December 29, 2000 to October 31, 2001. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the Index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark. The performance of the benchmark reflects an initial investment at the end of the month following the Fund's commencement of operations.

The Fund is currently waiving fees and is being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.

The MSCI EAFE (Europe, Australia, Far East) Growth Index is a market capitalization weighted index representing all 20 developed markets that make up the index. The index is unmanaged and reflects the reinvestment of dividends.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may also be subject to the additional risk of non-diversified "regional" fund investing.

                                   (UNAUDITED)

                   JPMorgan FLEMING INTERNATIONAL EQUITY FUND
                             AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED

During the one-year period ended October 31, 2001 the Fund fell 26.06% (Institutional shares). This compares to a loss of 24.90% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, the Fund's benchmark.

HOW THE FUND WAS MANAGED

The sell-off in the "TMT" (technology, media and telecommunications) sectors that began in the first half of 2000 carried over into this year, as the U.S. and, by extension, the global economy continued to show signs of general weakness and companies further delayed new capital expenditures. The resulting market downturn was global in scope, affecting nearly all sectors. For example, over the past year, the NASDAQ Composite fell approximately 50%, while the MSCI World Index and S&P 500 both dropped approximately 25%.

This weakness in the global economy was apparent through the end of August and was further exacerbated by the tragic events of September 11th. However, central banks around the world responded to the poor global economy and tragic events by cutting short-term rates and injecting liquidity, offering support to global markets. This was particularly true in the U.S., where the Federal Reserve Board cut interest rates nine times in the January - October 2001 period, to 2.5%, the lowest level in some 40 years.

Major currencies also experienced significant volatility over the last year. During late 2000 and early 2001, most currencies, including the euro and yen, weakened relative to the dollar, only to bounce back in the third quarter of this year. Most recently, during October, the U.S. dollar appreciated against most major currencies. This was mainly due to impressive monetary and fiscal leadership, combined with a "measured" military response from the U.S.-led coalition.

Within this environment, the Fund outperformed its benchmark due mainly to positive selections within the banking, other basic industry and technology sectors. A strong contributor was Western Mining Company (WMC), an Australian natural resource group. WMC stock has continued to appreciate in expectation of a near-term breakup. We believe it still to be undervalued given the worth of its underlying assets. In contrast, British Airways, in which the fund was overweight, underperformed. Its stock had been trading down in the months preceding the September 11th terrorist attacks, and was hit particularly hard afterward from a rapid decline in passenger rates, far faster than it was able to reduce capacity. However, we still believe that British Airways is inexpensive relative to others in its sector and will successfully manage through this difficult period and continue to see the company as being well positioned for an economic recovery.

LOOKING AHEAD

We remain cautious on the outlook for the global equity market. Markets will continue to draw comfort from interest rate cuts from central banks and action from the U.S. government to boost growth; however, further downgrades to profit forecasts could draw the markets back to September lows. If the latter is realized, this could provide a buying opportunity.

As always, the Fund remains broadly sector neutral, and we continue to look for the most attractive stocks within each sector in markets outside of the United States.

                                   (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART OF PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS]

United Kingdom            23.6%
Japan                     18.2%
France                    16.4%
Germany                    9.8%
Switzerland                7.1%
Spain                      5.4%
Netherlands                4.8%
Australia                  4.3%
Italy                      3.1%
Finland                    2.1%
Hong Kong                  1.7%
United States              1.0%
Denmark                    0.9%
Norway                     0.6%
Sweden                     0.6%
Belgium                    0.2%
Ireland                    0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. VODAFONE AIRTOUCH PLC (3.8)% Provides mobile telecommunications services. It supplies customers with digital and analog cellular telephone, paging and personal communications services.

2. GLAXOSMITHKLINE PLC (3.1)% A research-based pharmaceutical group that develops, manufactures and markets vaccines, prescription and over-the-counter medicines, as well as health-related consumer products. The Group, which also provides laboratory testing and disease management services, specializes in treatments for respiratory, central nervous system, gastro-intestinal and genetic disorders.

3. TOTAL FINA SA, CLASS B (3.1)% Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division, which produces rubber, paint, ink, adhesives and resins.

4. UBS AG (2.5)% Attracts deposits and offers commercial and investment banking services. The Bank offers consumer, business and construction loans, mortgages, export and structured finance and securities brokerage services. UBS also advises on mergers and acquisitions, invests pension funds and sponsors credit cards.

5. ROYAL BANK OF SCOTLAND GROUP PLC (2.1)% Provides a comprehensive range of banking, insurance and other financial services which includes leasing, installment financing, hire purchase, custody credit card, confirming house factoring, invoice discounting and provision of mezzanine finance and development capital.

6. IBERDROLA SA (1.9)% Generates, distributes, and trades electricity, as well as markets energy products in Spain and Latin America. The Company operates nuclear, hydroelectric, oil-fueled and coal-burning plants.

7. UNICREDITO ITALIANO SPA (1.8)% Attracts deposits and offers commercial, retail and investment banking and financial services. The Company offers consumer loans, credit cards, lease financing, Internet stock brokerage services and life and non-life insurance.

8. BP PLC (1.8)% An oil and petrochemicals company which explores for and produces oil and natural gas; refines, markets and supplies petroleum products and manufactures and markets chemicals.

9. BARCLAYS PLC (1.7)% Offers commercial and investment banking, insurance, financial and related services. Its subsidiary, Barclays Bank PLC, operates over 1,900 branches in the United Kingdom. Overall, the Company operates branches in over 60 countries.

10. BNP PARIBAS (1.7)% Attracts deposits and offers banking services. The Bank offers consumer, mortgage, commercial and industrial loans, foreign exchange services, discount securities brokerage services, lease financing factoring, international trade financing, private banking services and life insurance. BNP also advises on mergers and acquisitions, capital restructuring and privatization.

Top 10 equity holdings comprised 23.5% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                     1 YEAR       5 YEARS       10 YEARS
------------------------------------------------------------------------
CLASS A SHARES
   WITHOUT SALES CHARGE              -26.74%       -1.35%         2.33%
   WITH SALES CHARGE                 -30.95%       -2.50%         1.73%
------------------------------------------------------------------------
CLASS B SHARES
   WITHOUT CDSC                      -26.66%       -1.32%         2.35%
   WITH CDSC                         -30.54%       -1.63%         2.35%
------------------------------------------------------------------------
INSTITUTIONAL SHARES                 -26.06%       -0.98%         2.61%
------------------------------------------------------------------------
SELECT SHARES                        -26.66%       -1.32%         2.35%
------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (10/31/91 TO 10/31/01)

[CHART OF LIFE OF FUND PERFORMANCE]

          JPMorgan Fleming International
             Equity Fund (Institutional)           MSCI EAFE Index
10/31/91                      $3,000,000                $3,000,000
11/30/91                      $2,876,100                $2,860,800
12/31/91                      $3,046,940                $3,009,562
 1/31/92                      $3,025,307                $2,946,060
 2/29/92                      $2,900,967                $2,841,475
 3/31/92                      $2,723,718                $2,654,790
 4/30/92                      $2,761,033                $2,668,064
 5/31/92                      $2,910,405                $2,847,358
 6/30/92                      $2,782,929                $2,713,247
 7/31/92                      $2,711,408                $2,644,602
 8/31/92                      $2,901,206                $2,811,476
 9/30/92                      $2,826,645                $2,756,934
10/31/92                      $2,668,070                $2,613,022
11/30/92                      $2,699,287                $2,638,368
12/31/92                      $2,719,531                $2,652,879
 1/31/93                      $2,678,739                $2,653,410
 2/28/93                      $2,750,797                $2,734,339
 3/31/93                      $2,989,291                $2,973,593
 4/30/93                      $3,237,103                $3,256,679
 5/31/93                      $3,328,065                $3,326,372
 6/30/93                      $3,227,558                $3,275,146
 7/31/93                      $3,365,697                $3,390,431
 8/31/93                      $3,516,144                $3,574,193
 9/30/93                      $3,424,724                $3,494,488
10/31/93                      $3,500,068                $3,602,817
11/30/93                      $3,197,662                $3,288,652
12/31/93                      $3,386,324                $3,526,750
 1/31/94                      $3,671,114                $3,825,818
 2/28/94                      $3,650,556                $3,815,871
 3/31/94                      $3,510,010                $3,652,170
 4/30/94                      $3,654,271                $3,808,118
 5/31/94                      $3,678,389                $3,787,174
 6/30/94                      $3,678,389                $3,841,709
 7/31/94                      $3,719,587                $3,879,358
 8/31/94                      $3,764,222                $3,972,074
 9/30/94                      $3,630,216                $3,847,748
10/31/94                      $3,715,889                $3,976,648
11/30/94                      $3,540,871                $3,786,564
12/31/94                      $3,589,735                $3,811,177
 1/31/95                      $3,450,812                $3,665,590
 2/28/95                      $3,412,508                $3,656,059
 3/31/95                      $3,572,213                $3,885,294
 4/30/95                      $3,676,522                $4,032,547
 5/31/95                      $3,603,727                $3,985,366
 6/30/95                      $3,520,481                $3,916,419
 7/31/95                      $3,746,143                $4,161,195
 8/31/95                      $3,676,840                $4,003,486
 9/30/95                      $3,708,093                $4,082,755
10/31/95                      $3,624,661                $3,974,154
11/30/95                      $3,708,028                $4,085,828
12/31/95                      $3,875,631                $4,251,304
 1/31/96                      $3,922,139                $4,269,584
 2/29/96                      $3,908,019                $4,284,955
 3/31/96                      $3,997,122                $4,377,081
 4/30/96                      $4,125,429                $4,505,330
 5/31/96                      $4,075,512                $4,423,333
 6/30/96                      $4,121,972                $4,449,430
 7/31/96                      $3,982,650                $4,320,397
 8/31/96                      $3,996,987                $4,330,766
 9/30/96                      $4,104,107                $4,446,830
10/31/96                      $4,079,071                $4,402,362
11/30/96                      $4,225,510                $4,578,457
12/31/96                      $4,204,383                $4,520,768
 1/31/97                      $4,107,682                $4,363,445
 2/28/97                      $4,152,045                $4,435,878
 3/31/97                      $4,188,998                $4,453,178
 4/30/97                      $4,203,659                $4,477,671
 5/31/97                      $4,437,803                $4,770,063
 6/30/97                      $4,630,848                $5,034,324
 7/31/97                      $4,679,009                $5,116,887
 8/31/97                      $4,341,184                $4,735,679
 9/30/97                      $4,560,414                $5,001,824
10/31/97                      $4,229,784                $4,618,684
11/30/97                      $4,200,175                $4,572,498
12/31/97                      $4,265,278                $4,613,650
 1/31/98                      $4,419,681                $4,825,878
 2/28/98                      $4,661,438                $5,136,665
 3/31/98                      $4,804,078                $5,295,901
 4/30/98                      $4,879,502                $5,338,798
 5/31/98                      $4,883,405                $5,314,239
 6/30/98                      $4,915,148                $5,355,691
 7/31/98                      $4,926,944                $5,411,390
 8/31/98                      $4,261,806                $4,742,001
 9/30/98                      $4,032,095                $4,597,844
10/31/98                      $4,440,143                $5,078,319
11/30/98                      $4,658,154                $5,339,852
12/31/98                      $4,847,275                $5,551,844
 1/31/99                      $4,843,397                $5,536,854
 2/28/99                      $4,720,859                $5,406,184
 3/31/99                      $4,929,049                $5,633,244
 4/30/99                      $5,133,112                $5,862,517
 5/31/99                      $4,896,475                $5,561,770
 6/30/99                      $5,129,058                $5,779,792
 7/31/99                      $5,288,572                $5,953,185
 8/31/99                      $5,312,899                $5,976,403
 9/30/99                      $5,333,088                $6,037,960
10/31/99                      $5,537,346                $6,265,591
11/30/99                      $5,778,220                $6,484,886
12/31/99                      $6,312,128                $7,067,878
 1/31/00                      $5,965,592                $6,619,774
 2/29/00                      $6,256,116                $6,799,170
 3/31/00                      $6,363,096                $7,064,338
 4/30/00                      $5,982,583                $6,694,166
 5/31/00                      $5,777,380                $6,532,168
 6/30/00                      $5,991,143                $6,788,882
 7/31/00                      $5,777,259                $6,505,785
 8/31/00                      $5,777,259                $6,563,687
 9/30/00                      $5,473,375                $6,245,348
10/31/00                      $5,251,156                $6,099,207
11/30/00                      $5,003,302                $5,871,707
12/31/00                      $5,191,426                $6,081,914
 1/31/01                      $5,177,409                $6,085,563
 2/28/01                      $4,769,429                $5,632,188
 3/31/01                      $4,436,523                $5,250,889
 4/30/01                      $4,755,509                $5,612,675
 5/31/01                      $4,619,502                $5,406,129
 6/30/01                      $4,399,151                $5,185,018
 7/31/01                      $4,272,456                $5,096,355
 8/31/01                      $4,211,360                $4,968,436
 9/30/01                      $3,807,911                $4,466,127
10/31/01                      $3,882,932                $4,580,460

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 3% for the three-year period and 0% for the ten-year period.

Returns for Institutional Shares include performance of the J.P. Morgan International Equity Fund for the period dating back to 10/31/91, prior to the J.P. Morgan Institutional International Equity, its predecessor account, commencement of operations on 10/4/93. Performance prior to its commencement date is based on the historical expenses of the J.P. Morgan International Equity Fund, which are higher than the expenses for the Institutional Shares.

Returns for the Select Shares include performance of its predecessor account, J.P. Morgan International Equity Fund, for the period dating back to 10/31/91, prior to its commencement of operations on 9/10/01.

Class A and B Shares were introduced on 9/28/01. Performance prior to its commencement is based on the historical expenses of the predecessor Select Shares, which are lower than the expenses for Class A and B Shares.

This chart illustrates comparative performance for $3,000,000 invested in Institutional Shares of JPMorgan Fleming International Equity Fund and the MSCI EAFE Index from October 31, 1991 to October 31, 2001. The performance of the Fund assumes reinvestment of all dividends. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees and is being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.

The MSCI EAFE (Europe, Australia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The Index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may also be subject to the additional risk of non-diversified "regional" fund investing.

                                   (UNAUDITED)

                JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND
                             AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED

During the one-year period ended October 31, 2001, the Fund fell 26.38% (Institutional Shares). This compares to a loss of 24.93% for the Morgan Stanley Capital International (MSCI) All Country World ex-US Index, the Fund's benchmark.

HOW THE FUND WAS MANAGED

The sell-off in the "TMT" (technology, media and telecommunications) sectors that began in the first half of 2000 carried over into this year, as the U.S. and, by extension, the global economy continued to show signs of general weakness and companies further delayed new capital expenditures. The resulting market downturn was global in scope, affecting nearly all sectors. For example, over the past year, the NASDAQ Composite fell approximately 50%, while the MSCI World Index and S&P 500 both dropped approximately 25%.

This weakness in the global economy was apparent through the end of August and was further exacerbated by the tragic events of September 11th. However, central banks around the world responded to the poor global economy and tragic events by cutting short-term rates and injecting liquidity, offering support to global markets. This was particularly true in the U.S., where the Federal Reserve Board cut interest rates nine times in the January - October 2001 period, to 2.5%, the lowest level in some 40 years.

Major currencies also experienced significant volatility over the last year. During late 2000 and early 2001, most currencies, including the euro and yen, weakened relative to the dollar, only to bounce back in the third quarter of this year. Most recently, during October, the U.S. dollar appreciated against most major currencies. This was mainly due to impressive monetary and fiscal leadership, combined with a "measured" military response from the U.S.-led coalition.

Within this market environment, the Fund performed best with investments in the other basic industries and telecommunications sectors, whereas investments in the retail sector lowered performance.

In terms of individual stocks, an overweight position in Ricoh aided performance, while an overweight position in Zurich Financial Services performed poorly. Ricoh, a dominant photocopying machine producer, benefited from a compelling business model, and, mostly recently, from having met the market's earnings expectations. Zurich Financial Services hurt performance over the annual period as the company's stock underperformed its broader sector. This was partly due to the company's failure to deliver on promised post-merger cost cutting measures, and partly to investor disapproval of numerous management changes throughout the year. In addition, many of the insurance products offered by Zurich are linked to the equity markets, which have underperformed over the year and resulted in a subsequent reduction in asset-based fee revenue. However, we continue to favor the stock from a valuation standpoint as it looks inexpensive and attractive relative to other stocks in the sector.

LOOKING AHEAD

We remain cautious on the outlook for the global equity market. Markets will continue to draw comfort from interest rate cuts from central banks and action from the U.S. government to boost growth; however, further downgrades to profit forecasts could draw the markets back to September lows. If the latter is realized, this could provide a buying opportunity.

As always, the Fund remains broadly sector neutral, and we continue to look for the most attractive stocks within each sector in markets outside of the United States.

                                   (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART OF PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS]

United Kingdom                          20.3%
Japan                                   17.5%
France                                   9.4%
Australia                                8.3%
Switzerland                              6.7%
Spain                                    5.5%
Netherlands                              4.5%
Hong Kong                                4.0%
Germany                                  3.1%
Finland                                  2.3%
Denmark                                  2.2%
Italy                                    2.2%
Singapore                                1.8%
Russia                                   1.7%
Belgium                                  1.6%
South Korea                              1.6%
India                                    1.5%
Brazil                                   1.4%
Venezuela                                1.1%
Sweden                                   1.0%
United States                            0.9%
Mexico                                   0.4%
Taiwan                                   0.4%
Philippines                              0.3%
Israel                                   0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. TOTAL FINA ELF SA, CLASS B (3.8)% Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division, which produces rubber, paint, ink, adhesives and resins.

2. VODAFONE GROUP PLC (3.7)% Provides mobile telecommunications services. It supplies customers with digital and analog cellular telephone, paging and mobile data and Internet services.

3. GLAXOSMITHKLINE PLC (2.5)% A research-based pharmaceutical group that develops, manufactures and markets vaccines, prescription and over-the-counter medicines, as well as health-related consumer products. The Group, which also provides laboratory testing and disease management services, specializes in treatments for respiratory, central nervous system, gastro-intestinal and genetic disorders.

4. UNICREDITO ITALIANO SPA (2.2)% Attracts deposits and offers commercial, retail and investment banking and financial services. The Company offers consumer loans, credit cards, lease financing, Internet stock brokerage services and life and non-life insurance.

5. NOVO-NORDISK SA, Class B (2.2)% Develops, produces and markets pharmaceutical preparations such as insulin and diabetes care products, hormone preparations and industrial enzymes. Novo-Nordisk markets its products worldwide.

6. BNP PARIBAS (2.0)% Attracts deposits and offers banking services. The Bank offers consumer, mortgage, commercial and industrial loans, foreign exchange services, discount securities brokerage services, lease financing, factoring, international trade financing, private banking services and life insurance. BNP also advises on mergers and acquisitions, capital restructuring and privatization.

7. BRITISH AIRWAYS PLC (2.0)% Operates international and domestic scheduled and charter air services for the carriage of passengers, freight and mail and the provision of ancillary services. The Company's mainline scheduled services serve 166 destinations in 85 countries.

8. COMMONWEALTH BANK OF AUSTRALIA (1.9)% Provides banking, life insurance and related services for individuals, small businesses and medium sized commercial enterprises. The Bank provides corporate and general banking, international financing, institutional banking and stock brokering and funds management such as superannuating products, unit trusts and financial planning.

9. TESCO PLC (1.8)% Operates food stores and associated activities in the United Kingdom, Republic of Ireland, France, Hungary, Poland, Czech Republic, Slovakia, Thailand, South Korea and Taiwan. The Group is focused on food, non-food, home shopping, personal finance and international retail of real estate.

10. TELEFONICA SA (1.8)% A telecommunications and multimedia company based in Spain. The Company offers fixed-line and mobile phone services, data transmission, Internet services and multimedia communications.

Top 10 equity holdings comprised 23.9% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                            SINCE INCEPTION
                                                  1 YEAR       (2/26/97)
---------------------------------------------------------------------------
CLASS A SHARES
   WITHOUT SALES CHARGE                           -26.46%        -1.42%
   WITH SALES CHARGE                              -30.67%        -2.66%
---------------------------------------------------------------------------
CLASS B SHARES
   WITHOUT CDSC                                   -26.46%        -1.42%
   WITH CDSC                                      -30.05%        -1.81%
---------------------------------------------------------------------------
INSTITUTIONAL SHARES                              -26.38%        -1.40%
---------------------------------------------------------------------------
SELECT SHARES                                     -26.85%        -1.67%
---------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (02/26/97 TO 10/31/01)

[CHART OF LIFE OF FUND PERFORMANCE]

           JPMorgan Fleming International        MSCI All Country World
       Opportunities Fund (Institutional)          Index Free (ex U.S.)
 1/31/97                       $3,000,000                    $3,000,000
 2/28/97                       $2,988,000                    $3,054,997
 3/31/97                       $3,002,940                    $3,048,546
 4/30/97                       $3,023,961                    $3,074,351
 5/31/97                       $3,140,988                    $3,264,179
 6/30/97                       $3,284,845                    $3,444,331
 7/31/97                       $3,374,850                    $3,514,005
 8/31/97                       $3,137,935                    $3,237,568
 9/30/97                       $3,314,915                    $3,412,720
10/31/97                       $3,008,948                    $3,122,090
11/30/97                       $2,981,868                    $3,083,060
12/31/97                       $3,052,240                    $3,118,542
 1/31/98                       $3,091,614                    $3,211,924
 2/28/98                       $3,263,817                    $3,426,106
 3/31/98                       $3,408,730                    $3,544,487
 4/30/98                       $3,444,863                    $3,569,969
 5/31/98                       $3,351,162                    $3,505,134
 6/30/98                       $3,299,890                    $3,492,070
 7/31/98                       $3,312,099                    $3,525,198
 8/31/98                       $2,722,877                    $3,028,063
 9/30/98                       $2,595,718                    $2,964,099
10/31/98                       $2,922,779                    $3,274,582
11/30/98                       $3,062,195                    $3,450,556
12/31/98                       $3,169,066                    $3,569,437
 1/31/99                       $3,196,954                    $3,565,615
 2/28/99                       $3,100,406                    $3,485,780
 3/31/99                       $3,293,251                    $3,654,158
 4/30/99                       $3,461,207                    $3,836,842
 5/31/99                       $3,361,524                    $3,656,626
 6/30/99                       $3,557,501                    $3,824,649
 7/31/99                       $3,674,899                    $3,914,354
 8/31/99                       $3,712,383                    $3,927,934
 9/30/99                       $3,749,878                    $3,954,497
10/31/99                       $3,849,999                    $4,101,747
11/30/99                       $4,037,494                    $4,265,755
12/31/99                       $4,432,765                    $4,672,587
 1/31/00                       $4,157,047                    $4,419,037
 2/29/00                       $4,293,398                    $4,538,401
 3/31/00                       $4,325,169                    $4,709,198
 4/30/00                       $4,134,862                    $4,446,358
 5/31/00                       $4,071,598                    $4,332,622
 6/30/00                       $4,267,849                    $4,517,096
 7/31/00                       $4,141,094                    $4,338,767
 8/31/00                       $4,210,665                    $4,392,425
 9/30/00                       $3,985,394                    $4,148,777
10/31/00                       $3,814,022                    $4,016,913
11/30/00                       $3,611,116                    $3,836,697
12/31/00                       $3,713,672                    $3,967,722
 1/31/01                       $3,726,670                    $4,027,235
 2/28/01                       $3,441,580                    $3,708,397
 3/31/01                       $3,169,695                    $3,446,266
 4/30/01                       $3,402,667                    $3,680,657
 5/31/01                       $3,383,272                    $3,579,017
 6/30/01                       $3,273,316                    $3,441,750
 7/31/01                       $3,129,617                    $3,365,174
 8/31/01                       $3,113,343                    $3,281,598
 9/30/01                       $2,742,855                    $2,933,455
10/31/01                       $2,807,865                    $3,015,644

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 3% for the three-year period and 2% for the period since inception.

Returns for Institutional Shares include performance of its predecessor account, J.P. Morgan Institutional International Opportunities Fund, for the period dating back to 2/26/97, prior to the Institutional Shares introduction on 9/10/01.

Returns for the Select Shares include performance of its predecessor account, J.P. Morgan International Opportunities Fund, for the period dating back to 2/26/97, prior to its commencement of operations on 9/10/01. Class A and B Shares were introduced on 9/10/01. Performance prior to its commencement is based on the historical expenses of the predecessor Institutional Shares, which are lower than the expenses for Class A and B Shares.

The chart illustrates comparative performance of $3,000,000 invested in Institutional Shares of JPMorgan Fleming International Opportunities Fund and the MSCI All Country World Index Free (excluding the United States) from 2/26/97 to October 31, 2001. The performance of the Fund assumes reinvestment of all dividends. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark. The performance of the benchmark reflects an initial investment at the end of the month preceding the Fund's commencement of operations.

The Fund is currently waiving fees and is being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. The MSCI All Country World Index Free (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may also be subject to the additional risk of non-diversified "Regional" fund investing.

                                   (UNAUDITED)

                     JPMorgan FLEMING EMERGING MARKETS FUND
                             AS OF OCTOBER 31, 2001

HOW THE FUND PERFORMED

JPMorgan Fleming Emerging Markets Fund, which seeks capital growth through a portfolio of emerging markets stocks, fell 22.98% (Institutional Shares) for the year ended October 31, 2001. This compares with a loss of 23.46% for the MSCI Emerging Markets Equity Free Index.

HOW THE FUND WAS MANAGED

In a volatile period for emerging markets, the Fund modestly outperformed its benchmark through a combination of judicious country allocation and stock selection. The Fund had overweight positions in a number of countries that were relatively insulated from the uncertainties affecting global markets. In particular, it was overweight in oil-rich economies, but underweight in those with significant exposure to the technology sector.

Country allocations that benefited the portfolio included overweight positions in oil-dependent countries like Venezuela (+9% in the 12 months) and Russia (-8)% and also the relatively resilient Korea (-0.9)%. There were underweight exposures to Israel (-43)% and Taiwan (-34)%, both of which have large technology industries. However, holding overweight positions in Brazil (-33)% and Argentina (-48)% detracted from results. Stocks in Argentina underperformed as the country experienced its third year in recession and continued to struggle with financing issues.

Overweight stock positions that contributed positively included CANTV (Venezuela, telecom), Unilever Indonesia (Indonesia, consumer), Yukos Oil (Russia, oil), Goldfields (South Africa, materials) and CNOOC (China, Energy). Selections in the Latin consumer sector in early 2001, including Mavesa and Walmex, were also beneficial.

From a sector perspective, the portfolio's aggregate underweight in technology added to relative returns. Taiwan Semi Conductor, United Micro Electronics, Samsung Electronics and Check Point Software all saw significant declines.

In terms of strategy, we continue gradually to reduce our holdings in Latin America and move into Asia (with the exception of Malaysia). We have increased the position in India by purchasing shares in HDFC Bank Ltd. Other attractive Asian markets include Korea and Indonesia. Within Latin America we are maintaining our overweight positions in Brazil and Argentina, given that these markets appear attractively valued. In the Eastern European/Middle East/Africa region, we continue to overweight Russia and Poland.

LOOKING AHEAD

Looking forward, emerging market equities are attractive from the perspectives of valuation, business cycle and improvements in investor sentiment. We believe the coordinated rate cuts of central banks and the United States' $40 billion in emergency spending will generate a U.S.-led recovery in 2002. If the experience of the early 1990s economic recovery is to be repeated, global equity markets will swiftly rebound with emerging markets outperforming.

                                   (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART OF PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS]

South Korea               14.5%
Taiwan                    11.4%
Brazil                    10.6%
South Africa               9.7%
Mexico                     9.4%
India                      7.6%
Russia                     5.9%
Hong Kong                  5.6%
Poland                     3.5%
Malaysia                   2.7%
United Kingdom             2.6%
Turkey                     2.1%
Israel                     1.9%
Indonesia                  1.7%
Argentina                  1.4%
Venezuela                  1.3%
Chile                      1.2%
Czech Republic             1.2%
Thailand                   1.2%
Hungary                    1.0%
Peru                       1.0%
Philippines                1.0%
China                      0.7%
Switzerland                0.5%
Colombia                   0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. NEW CENTURY HOLDINGS LTD (PARTNERSHIP X) (2.3)% Partnership

2. TELEFONOS DE MEXICO SA, CLASS L, ADR (2.2)% Provides local, long-distance and cellular telephone services and Internet access throughout Mexico. The Company also offers other telecommunications and telecommunications-related services such as directory assistance, data transmission and paging services.

3. TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD (2.2)% Manufactures and markets integrated circuits. The Company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. TSMC's ICs are used in computer, communication, consumer electronics, automotive and industrial equipment industries.

4. SK TELECOM CO., LTD, ADR (2.0)% An affiliate of SK Group, it offers telecommunications services and products in South Korea. The Company provides mobile phone services under the brand names Speed 011 and Speed 012. In addition, SK Telecom and its subsidiaries offer other wireless services including data, paging and Internet services.

5. BANK PEKAO SA, ADR (2.0)% Active in retail, private, corporate and international banking, portfolio investment and asset management, securities issues and brokerage. Other activities include credit card services, custodial services and financial advice.

6. CHINA MOBILE (HONG KONG) LTD, ADR (1.9)% Through its subsidiaries, it provides cellular telecommunication services in the People's Republic of China.

7. ANGLO AMERICAN PLC (1.9)% A global mining and natural resources company, which has interests in gold, diamonds, platinum, coal, copper, nickel, zinc, ferrous metals, base metals, industrial minerals and forest products. The company has operations and developments in Africa, Europe, Australia and South and North America. The company also provides technology support and solutions.

8. KOREA ELECTRIC POWER CORP. (1.8)% Generates, transmits and distributes electricity to South Korea for a variety of uses. The Company also builds and operates hydro-power, thermal-power and nuclear power units in South Korea.

9. PETROLEO BRASILEIRO SA, ADR (1.7)% Is a holding company for oil, gas and petrochemical companies in Brazil. The Company explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts and turpentine. Petroleo Brasileiro operates refineries, oil tankers and a distribution pipeline grid.

10. SHINHAN FINANCIAL GROUP CO., LTD, GDR (1.6)% Provides a full range of consumer and commercial banking-related financial services. As a holding company, the Company's main businesses include banking, securities brokerage, trust banking and assets management to individuals, businesses and other financial institutions.

Top 10 equity holdings comprised 19.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                                   (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                   SINCE
                                                                 INCEPTION
                                        1 YEAR     5 YEARS      (11/15/1993)
---------------------------------------------------------------------------
CLASS A SHARES
   WITHOUT SALES CHARGE                 -23.18%     - 9.98%        -5.91%
   WITH SALES CHARGE                    -27.63%     -11.03%        -6.60%
---------------------------------------------------------------------------
CLASS B SHARES
   WITHOUT CSDC                         -23.33%     -10.01%        -5.93%
   WITH CSDC                            -26.92%     -10.32%        -5.93%
---------------------------------------------------------------------------
INSTITUTIONAL SHARES                    -22.98%     - 9.73%        -5.67%
---------------------------------------------------------------------------
SELECT SHARES                           -23.23%     -10.01%        -5.93%
---------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (11/15/93 to 10/31/01)

[CHART OF LIFE OF FUND PERFORMANCE]

                  JPMorgan Fleming Emerging   MSCI Emerging Markets
        Markets Equity Fund (Institutional)       Equity Free Index
10/31/93                         $3,000,000              $3,000,000
11/30/93                         $3,062,700              $3,132,756
12/31/93                         $3,519,961              $3,650,546
 1/31/94                         $3,752,983              $3,717,009
 2/28/94                         $3,669,291              $3,650,885
 3/31/94                         $3,358,502              $3,320,493
 4/30/94                         $3,257,075              $3,254,087
 5/31/94                         $3,319,937              $3,365,462
 6/30/94                         $3,239,262              $3,272,696
 7/31/94                         $3,397,662              $3,476,158
 8/31/94                         $3,711,267              $3,907,631
 9/30/94                         $3,791,801              $3,952,033
10/31/94                         $3,726,203              $3,880,762
11/30/94                         $3,582,744              $3,678,941
12/31/94                         $3,267,104              $3,383,506
 1/31/95                         $2,868,844              $3,023,531
 2/28/95                         $2,792,820              $2,945,981
 3/31/95                         $2,853,703              $2,964,704
 4/30/95                         $2,951,015              $3,097,687
 5/31/95                         $3,072,597              $3,262,458
 6/30/95                         $3,087,652              $3,272,131
 7/31/95                         $3,212,393              $3,345,551
 8/31/95                         $3,124,374              $3,266,757
 9/30/95                         $3,094,067              $3,251,259
10/31/95                         $2,951,121              $3,126,817
11/30/95                         $2,862,883              $3,071,045
12/31/95                         $2,950,773              $3,207,252
 1/31/96                         $3,177,393              $3,435,206
 2/29/96                         $3,162,141              $3,380,621
 3/31/96                         $3,201,984              $3,406,923
 4/30/96                         $3,306,049              $3,543,130
 5/31/96                         $3,330,514              $3,527,349
 6/30/96                         $3,339,839              $3,549,352
 7/31/96                         $3,180,529              $3,306,805
 8/31/96                         $3,251,136              $3,391,425
 9/30/96                         $3,235,856              $3,420,782
10/31/96                         $3,146,870              $3,329,600
11/30/96                         $3,183,688              $3,385,372
12/31/96                         $3,211,705              $3,400,701
 1/31/97                         $3,471,211              $3,632,672
 2/28/97                         $3,567,016              $3,788,223
 3/31/97                         $3,557,742              $3,688,670
 4/30/97                         $3,539,242              $3,695,232
 5/31/97                         $3,665,946              $3,800,950
 6/30/97                         $3,851,443              $4,004,355
 7/31/97                         $3,978,156              $4,064,161
 8/31/97                         $3,564,030              $3,546,977
 9/30/97                         $3,700,176              $3,645,280
10/31/97                         $3,047,835              $3,047,118
11/30/97                         $2,961,276              $2,935,969
12/31/97                         $2,963,941              $3,006,703
 1/31/98                         $2,744,906              $2,770,886
 2/28/98                         $2,917,561              $3,060,100
 3/31/98                         $3,057,020              $3,192,896
 4/30/98                         $3,083,616              $3,158,114
 5/31/98                         $2,638,959              $2,725,324
 6/30/98                         $2,336,798              $2,439,448
 7/31/98                         $2,418,119              $2,516,794
 8/31/98                         $1,729,680              $1,789,089
 9/30/98                         $1,792,813              $1,902,579
10/31/98                         $1,965,820              $2,102,924
11/30/98                         $2,072,171              $2,277,821
12/31/98                         $2,064,918              $2,244,810
 1/31/99                         $2,010,198              $2,208,592
 2/28/99                         $1,973,813              $2,230,075
 3/31/99                         $2,199,618              $2,523,955
 4/30/99                         $2,512,843              $2,836,246
 5/31/99                         $2,480,176              $2,819,747
 6/30/99                         $2,720,505              $3,139,765
 7/31/99                         $2,665,823              $3,054,471
 8/31/99                         $2,676,753              $3,082,261
 9/30/99                         $2,614,920              $2,977,951
10/31/99                         $2,629,564              $3,041,360
11/30/99                         $2,859,124              $3,314,062
12/31/99                         $3,291,996              $3,735,545
 1/31/00                         $3,244,262              $3,757,809
 2/29/00                         $3,222,201              $3,807,438
 3/31/00                         $3,214,790              $3,826,020
 4/30/00                         $2,961,786              $3,463,341
 5/31/00                         $2,855,458              $3,320,160
 6/30/00                         $3,013,079              $3,437,112
 7/31/00                         $2,870,259              $3,260,343
 8/31/00                         $2,910,443              $3,276,373
 9/30/00                         $2,657,525              $2,990,294
10/31/00                         $2,448,644              $2,773,488
11/30/00                         $2,206,718              $2,530,992
12/31/00                         $2,296,752              $2,592,098
 1/31/01                         $2,604,976              $2,949,030
 2/28/01                         $2,421,586              $2,718,118
 3/31/01                         $2,190,324              $2,451,145
 4/30/01                         $2,285,822              $2,572,261
 5/31/01                         $2,355,540              $2,602,964
 6/30/01                         $2,304,189              $2,549,533
 7/31/01                         $2,135,523              $2,388,427
 8/31/01                         $2,109,896              $2,364,868
 9/30/01                         $1,794,256              $1,998,835
10/31/01                         $1,885,942              $2,122,880

Source: Lipper Analytical Services. Past Performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 3% for the three-year period and 2% for the period since inception.

Returns for Institutional Shares include performance of its predecessor account, J.P. Morgan Institutional Emerging Markets Equity Fund, for the period dating back to 11/15/93, prior to the Institutional Shares introduction on 9/10/01.

Returns for the Select Shares include performance of its predecessor account, J.P. Morgan Emerging Markets Equity Fund, for the period dating back to 11/15/93, prior to its commencement of operations on 9/10/01.

Class A and B Shares were introduced on 9/10/01. Performance prior to its commencement is based on the historical expenses of the predecessor Select Shares, which are lower than the expenses for Class A and B Shares.

The Fund is currently waiving fees and is being reimbursed for certain expenses as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.

The chart illustrates comparative performance of $3,000,000 invested in Institutional Shares of JPMorgan Fleming Emerging Markets Equity Fund and the MSCI Emerging Markets Equity Free Index from 11/15/93 to October 31, 2001. The performance of the Fund assumes reinvestment of all dividends. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark. The performance of the benchmark reflects an initial investment at the end of the month preceding the Fund's commencement of operations.

The MSCI Emerging Markets Equity Free Index is a replica (or model) of the world's emerging market equity markets. The Index is unmanaged and no individual can invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

                                   (UNAUDITED)

JPMorgan FLEMING EUROPEAN FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001

SHARES           ISSUER                                            VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%
--------------------------------------------------------------------------------
                 COMMON STOCKS -- 100.0%
                 -----------------------

                 AUSTRIA -- 1.7%
122,191          Telekom Austria AG *                        $     940,989

                 BELGIUM -- 3.1%
 36,377          Ontex                                           1,736,529

                 DENMARK -- 3.4%
 55,338          TDC A/S                                         1,900,843

                 FINLAND -- 14.1%
 39,590          Huhtamaki OYJ                                   1,283,711
 20,385          Instrumentarium OYJ                               743,426
 55,787          Nokia OYJ                                       1,167,243
334,975          Rautaruukki OYJ                                 1,131,417
243,423          Sonera OYJ                                      1,385,664
612,458          Tamro OYJ                                       2,206,558
                                                                 ---------
                                                                 7,918,019
                 FRANCE -- 1.7%
  4,126          Neopost SA *                                      122,637
 14,168          Vinci SA                                          854,993
                                                                 ---------
                                                                   977,630
                 GERMANY -- 11.7%
 38,727          Altana AG                                       1,813,829
 19,749          Bayerische Hypo-und Vereinsbank AG                609,591
 13,799          RWE AG                                            540,650
 35,546          Schering AG                                     1,836,130
163,419          Thyssenkrupp AG                                 1,766,295
                                                                 ---------
                                                                 6,566,495
                 GREECE -- 4.8%
102,170          Aktor S.A. Technical Co.                          649,691
123,244          Cosmote Mobile Communications SA                1,134,478
112,900          Piraeus Bank SA                                   898,929
                                                                 ---------
                                                                 2,683,098
                 ITALY -- 8.9%
 57,323          Banca Popolare Commercio e Industria              458,481
461,704          Banca Popolare di Milano                        1,617,679
138,726          ENI-Ente Nazionale Idrocarburi SPA              1,739,307
109,137          Telecom Italia Mobile SPA                         594,712
122,989          Telecom Italia SPA                                595,975
                                                                 ---------
                                                                 5,006,154
                 NETHERLANDS -- 6.9%
 75,974          ABN Amro Holding NV                             1,160,567
 73,242          Sligro Beheer NV                                2,045,038
 31,856          Volker Wessels Stevin                             659,931
                                                                 ---------
                                                                 3,865,536
                 NORWAY -- 2.1%
312,076          Telenor ASA                                     1,205,225

                 PORTUGAL -- 2.6%
 79,457          Ibersol SGPS SA                                   277,679
150,898          Portugal Telecom SGPS, SA*                      1,196,039
                                                                 ---------
                                                                 1,473,718

                       See notes to financial statements.

                                       22

SHARES           ISSUER                                       VALUE
--------------------------------------------------------------------------------
                 SPAIN -- 1.1%
   33,485        Azkoyen SA                              $    292,550
  130,980        Tavex Algodonera SA                          330,325
                                                         ------------
                                                              622,875
                 SWEDEN -- 1.7%
   38,871        Saab AB, Class B                             319,819
   19,946        Tele2 AB, B shares*                          616,115
                                                         ------------
                                                              935,934
                 SWITZERLAND -- 7.7%
  106,874        Clariant AG                                1,737,709
    3,833        Givaudan                                   1,173,679
    5,013        Swisscom AG                                1,392,244
                                                         ------------
                                                            4,303,632
                 UNITED KINGDOM -- 28.5%
  126,751        Alexon Group PLC                             252,536
   68,675        Amersham PLC                                 606,232
  618,499        Budgens PLC                                  892,643
1,989,822        Corus Group PLC *                          1,598,814
   76,887        De La Rue PLC                                579,208
   75,838        Games Workshop Group PLC                     469,838
   42,806        GlaxoSmithKline PLC                        1,151,670
   55,535        ICAP PLC                                     569,387
  185,000        Imperial Chemical Industries PLC             871,702
   66,588        Imperial Tobacco Group PLC                   832,326
  155,914        Jardine Lloyd Thompson Group PLC           1,325,793
   92,294        Jarvis PLC                                   577,156
   45,361        Luminar PLC                                  539,949
  102,607        Nord Anglia Education PLC                    400,657
  426,834        Rank Group PLC                             1,166,993
  469,210        Rentokil Initial PLC                       1,688,861
  236,623        Safeway PLC                                1,204,416
  164,754        Whitbread PLC                              1,257,902
                                                         ------------
                                                           15,986,083
--------------------------------------------------------------------------------
                 Total Investments -- 100.0%             $ 56,122,760
                 (Cost $53,645,072)
--------------------------------------------------------------------------------

Forward Foreign Currency Exchange Contracts
--------------------------------------------------------------------------------
                                                                Net Unrealized
                                   Settlement      Value        Appreciation/
                   Settlement         Value      at 10/31/01    (Depreciation)
Contracts to Buy      Date            (USD)        (USD)              (USD)
--------------------------------------------------------------------------------
1,453,409   CHF     11/27/01      $   871,911     $  890,169           $  18,258
1,593,343   EUR     11/27/01        1,443,391      1,436,522              (6,869)
  687,498   GBP     11/27/01          994,634        998,479               3,845
  765,027   NOK     11/27/01           85,274         85,846                 572
4,384,377   SEK     11/27/01          422,038        411,807             (10,231)
                                  -----------     ----------           ---------
                                  $ 3,817,248     $3,822,823           $   5,575
                                  ===========     ==========           =========

                       See notes to financial statements.

                                       23

                                                          Net Unrealized
                                Settlement     Value      Appreciation/
                     Settlement   Value     at 10/31/01   Depreciation)
Contracts to Sell      Date       (USD)        (USD)         (USD)
----------------------------------------------------------------------
1,453,409   CHF       11/27/01 $  865,415   $  890,169      $(24,754)
1,082,391   EUR       11/27/01    981,837      975,859         5,978
  687,498   GBP       11/27/01    992,381      998,480        (6,099)
  765,027   NOK       11/27/01     85,630       85,846          (216)
4,384,377   SEK       11/27/01    421,372      411,807         9,565
                               -----------  ----------     ---------
                               $3,346,635   $3,362,161      $(15,526)
                               ==========   ==========      ========

      CHF            -- Swiss Franc
      EUR            -- Euro
      GBP            -- Great Britain Pound
      NOK            -- Norwegian Krone
      SEK            -- Swiss Krona
      USD            -- U.S. Dollar

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2001

INDUSTRY                                     % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Telecommunications                                      21.6%
Pharmaceuticals                                         12.5
Banking                                                  8.5
Steel                                                    8.0
Food/Beverage Products                                   7.4
Chemicals                                                6.7
Health Care/Health Care Services                         5.5
Business Services                                        4.0
Construction                                             3.9
Retailing                                                3.2
Oil & Gas                                                3.1
Entertainment/Leisure                                    3.0
Insurance                                                2.4
Packaging                                                2.3
Other (below 2)%                                         7.9
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------

                       See notes to financial statements.

                           JPMorgan FLEMING JAPAN FUND
                            PORTFOLIO OF INVESTMENTS

As of October 31, 2001

SHARES          ISSUER                                            VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%
--------------------------------------------------------------------------------
                COMMON STOCKS -- 100.0%
                ----------------------

                AUTOMOTIVE -- 12.5%
   500          Honda Motor Co., LTD                            $ 17,932
 3,000          NGK Spark Plug Co., LTD                           22,254
 3,000          Nissan Motor Co., LTD                             13,235
 2,100          Toyota Motor Corp.                                50,953
                                                                 -------
                                                                 104,374
                BUSINESS SERVICES -- 1.7%
     5          The Goodwill Group, Inc.                          14,133

                CHEMICALS -- 4.4%
 3,000          Asahi Kasei Corp.                                  9,877
 3,000          Kaneka Corp.                                      20,808
 1,000          Sumitomo Bakelite Co., LTD                         6,315
                                                                 -------
                                                                  37,000
                COMPUTERS/COMPUTER HARDWARE -- 1.3%
   100          Itochu Techno-Science Corp.                        6,765
   100          TDK Corp.                                          4,444
                                                                 -------
                                                                  11,209
                CONSTRUCTION MATERIALS -- 1.5%
 3,000          Nippon Sheet Glass Co., LTD                       12,230

                DISTRIBUTION -- 4.7%
 4,000          Kanematsu Corp. *                                  7,451
   400          Misumi Corp.                                      12,744
 1,000          Mitsubishi Corp.                                   7,663
 2,000          Sumitomo Corp.                                    11,699
                                                                 -------
                                                                  39,557
                DIVERSIFIED -- 2.0%
 2,000          Japan Airport Terminal Co., LTD                   16,356

                ELECTRONICS/ELECTRICAL EQUIPMENT -- 27.5%
 3,000          Fujikura LTD                                      13,284
   200          Hirose Electric Co., LTD                          14,673
 1,000          Hosiden Corp.                                     16,339
 1,000          Koa Corp.                                          7,206
   200          Kyocera Corp.                                     13,611
   300          Mabuchi Motor Co., LTD                            24,753
   400          Matsushita Communications Industrial Co., LTD     11,241
 2,000          Matsushita Electric Works LTD                     16,454
 1,000          Matsushita-Kotobuki Electronics Industries LTD     6,920
 3,000          Minebea Co., LTD                                  15,588
 1,000          NEC Corp.                                          9,068
   200          Rohm Co., LTD                                     21,290
   600          Sony Corp.                                        22,695
 3,000          Sumitomo Electric Industries LTD                  25,439
 3,000          Toshiba Corp.                                     11,102
                                                                 -------
                                                                 229,663
                ENGINEERING SERVICES -- 1.0%
 1,000          Nippon COMSYS Corp.                                7,925

                ENTERTAINMENT/LEISURE -- 0.9%
   200          Avex, Inc.*                                        7,876

                       See notes to financial statements.

                                       25

SHARES           ISSUER                                       VALUE
--------------------------------------------------------------------------------
                FINANCIAL SERVICES -- 4.3%
   200          Aiful Corp.                                  $ 15,686
   240          Takefuji Corp.                                 19,920
                                                             --------
                                                               35,606
                MACHINERY & ENGINEERING EQUIPMENT -- 4.8%
 1,000          Fuji Machine Manufacturing Co., LTD            12,990
 3,000          Nippon Thompson Co., LTD                       13,700
   400          Union Tool Co.                                 12,908
                                                             --------
                                                               39,598
                METALS/MINING -- 1.4%
 4,000          Mitsui Mining & Smelting Co., LTD              12,026

                MULTI-MEDIA -- 2.0%
     2          Fuji Television Network, Inc.                   8,726
     9          SKY Perfect Communications, Inc.*               8,308
                                                             --------
                                                               17,034
                OFFICE/BUSINESS EQUIPMENT -- 5.5%
 1,000          Canon, Inc.                                    29,084
 1,000          Ricoh Co., LTD                                 16,666
                                                             --------
                                                               45,750
                OIL & GAS -- 2.2%
 6,000          Japan Energy Corp.                             10,147
 1,000          TonenGeneral Sekiyu KK                          8,039
                                                             --------
                                                               18,186
                PHARMACEUTICALS -- 9.4%
 1,000          Takeda Chemical Industries LTD                 48,445
 1,000          Yamanouchi Pharmaceutical Co., LTD             29,655
                                                             --------
                                                               78,100
                PHOTOGRAPHIC EQUIPMENT -- 2.5%
 4,000          Konica Corp.                                   20,620

                PRINTING & PUBLISHING -- 2.8%
 1,000          Dai Nippon Printing Co., LTD                   10,653
   800          Kadokawa Shoten Publishing Co., LTD            12,549
                                                             --------
                                                               23,202
                SEMI-CONDUCTORS -- 1.0%
   500          Shinko Electric Industries                      8,251

                STEEL -- 1.3%
 8,000          Nippon Steel Corp.                             10,719

                TELECOMMUNICATIONS -- 2.0%
     4          Nippon Telegraph & Telephone Corp.             16,470

                TIRE & RUBBER -- 1.4%
 5,200          The Yokohama Rubber Co., LTD*                  11,598

                TOYS & GAMES -- 1.9%
   100          Nintendo Co., LTD                              15,424
--------------------------------------------------------------------------------
                Total Investments -- 100.0%                   $832,907
                (Cost $934,258)
--------------------------------------------------------------------------------

                       See notes to financial statements.

Forward Foreign Currency Exchange Contracts

                                      Settlement     Value at    Net Unrealized
                       Settlement       Value        10/31/01     Depreciation
Contracts to Sell         Date          (USD)         (USD)           (USD)
--------------------------------------------------------------------------------
3,531,295   JPY        11/5/01        $ 28,843       $  28,854        $ (11)

   JPY      --  Japanese Yen
   USD      --  U.S. Dollar

                       See notes to financial statements.

JPMorgan FLEMING INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001

SHARES          ISSUER                                                VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%
--------------------------------------------------------------------------------
            COMMON STOCKS -- 100.0%
            -----------------------
          BRAZIL -- 3.6%
 8,300    Unibanco -- Uniao de Bancos Brasileiros SA, GDR       $   130,559

          FINLAND -- 3.2%
 5,550    Nokia OYJ                                                 113,825

          FRANCE -- 17.5%
 1,700    Aventis SA                                                125,175
 1,850    Cap Gemini SA                                             104,143
   950    Compagnie de                                              132,200
          Saint-Gobain
 2,500    Dassault Systemes SA                                       99,887
 1,200    Total Fina Elf SA                                         168,611
                                                                -----------
                                                                    630,016
          GERMANY -- 4.1%
 5,000    Bayer AG                                                  148,616

          HONG KONG -- 3.1%
13,000    Cheung Kong Holdings LTD                                  110,001

          JAPAN -- 20.0%
 4,000    Canon, Inc.                                               116,283
    19    Fuji Television Network, Inc.                              82,852
24,000    Nikko Cordial Corp.                                       129,544
   600    Nintendo Co., LTD                                          93,043
     9    NTT Docomo, Inc.                                          121,999
 1,000    Rohm Co., LTD                                             106,402
   850    Takefuji Corp.                                             70,521
                                                                -----------
                                                                    720,644
          NETHERLANDS -- 7.7%
 6,000    Fortis (NL) NV                                            142,130
 6,000    Koninklijke Philips Electronics NV                        136,402
                                                                -----------
                                                                    278,532
          SOUTH KOREA -- 3.5%
 1,700    Samsung Electronics, GDR,#                                124,950

          SPAIN -- 3.5%
 7,700    Altadis SA                                                126,571

          SWEDEN -- 3.3%
26,800    Nordea AB                                                 118,522

          TAIWAN -- 3.4%
 9,400    Taiwan Semiconductor Manufacturing Co., LTD, ADR *        121,354

          UNITED KINGDOM -- 27.1%
10,650    Anglo American PLC                                        137,569
 8,000    Autonomy Corp., PLC*                                       34,203
32,200    BAE Systems PLC                                           156,396
 4,900    Barclays PLC                                              147,500
40,600    BG Group PLC                                              153,653
 3,900    GlaxoSmithKline PLC                                       105,240
11,500    Logica PLC                                                123,063
13,200    Reuters Group PLC                                         124,962
                                                                -----------
                                                                    982,586
--------------------------------------------------------------------------------
          Total Investments -- 100.0%                           $ 3,606,176
          (Cost $4,698,516)
--------------------------------------------------------------------------------

                       See notes to financial statements.

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2001

INDUSTRY                                          % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Financial Services                                          13.6%
Electronics/Electrical Equipment                            10.2
Oil & Gas                                                    8.9
Banking                                                      6.9
Telecommunications                                           6.5
Pharmaceuticals                                              6.4
Computers/Computer Hardware                                  6.3
Multi-Media                                                  5.8
Aerospace                                                    4.3
Chemicals                                                    4.1
Metals/Mining                                                3.8
Computer Software                                            3.7
Construction Materials                                       3.7
Consumer Products                                            3.5
Semi-Conductors                                              3.4
Office/Business Equipment                                    3.2
Real Estate                                                  3.1
Toys & Games                                                 2.6
--------------------------------------------------------------------------------
Total                                                      100.0%
--------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan FLEMING INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001

   SHARES           ISSUER                                                      VALUE
-------------------------------------------------------------------------------------------
   LONG-TERM INVESTMENTS -- 95.4%
-------------------------------------------------------------------------------------------
                    COMMON STOCKS -- 94.9%
                    --------------------
                    AUSTRALIA -- 3.8%
      76,100        Australia & New Zealand Banking Group LTD               $      685,056
     132,300        Commonwealth Bank of Australia                               1,989,403
     281,400        Santos LTD                                                     903,084
     589,300        WMC LTD                                                      2,774,373
                                                                            --------------
                                                                                 6,351,916
                    BELGIUM -- 0.2%
      27,859        Agfa Gevaert NV                                                282,291

                    DENMARK -- 0.9%
      36,581        Novo-Nordisk SA, Class B                                     1,484,407

                    FINLAND -- 2.1%
     123,570        Nokia OYJ                                                    2,585,482
      70,529        Stora Enso OYJ, R Shares                                       848,884
                                                                            --------------
                                                                                 3,434,366
                    FRANCE -- 16.4%
      19,447        Air Liquide                                                  2,623,878
       4,460        Atos Origin *                                                  325,386
       9,502        Aventis SA                                                     699,652
      57,404        AXA                                                          1,256,399
      33,730        BNP Paribas                                                  2,807,162
       4,925        Compagnie de Saint-Gobain                                      685,352
      15,143        Groupe Danone                                                1,752,646
      23,812        JC Decaux SA *                                                 182,303
      19,005        Lafarge SA                                                   1,689,524
      18,670        Pechiney SA, A Shares                                          857,618
      23,957        Peugeot SA                                                     974,248
       2,251        Pinault-Printemps-Redoute                                      259,314
      17,228        Renault SA                                                     525,258
      33,248        Sanofi-Synthelabo SA                                         2,193,574
      50,513        Societe Generale, Class A                                    2,527,356
       5,618        Technip - Coflexip SA                                          635,551
      36,427        Total Fina Elf SA                                            5,118,317
     104,754        Usinor SA                                                    1,103,915
      17,686        Vivendi Environnement                                          680,359
      10,508        Vivendi Universal SA                                           491,209
                                                                            --------------
                                                                                27,389,021
                    GERMANY -- 6.2%
       5,632        Allianz AG                                                   1,328,041
      12,000        Altana AG                                                      562,036
       7,900        BASF AG                                                        267,543
      31,100        E.ON AG                                                      1,621,878
      11,700        Gehe AG                                                        438,388
      20,800        Linde AG                                                       832,937
      23,900        MAN AG                                                         419,340
       5,471        MLP AG                                                         366,622
       1,300        Muenchener Rueckversicherungs AG                               343,661
      11,933        SAP AG                                                       1,236,023
      45,707        Schering AG                                                  2,360,996
       7,681        Siemens AG                                                     372,410
       5,518        Software AG                                                    219,279
                                                                            --------------
                                                                                10,369,154

                       See notes to financial statements.

                                       30

   SHARES           ISSUER                                                       VALUE
-------------------------------------------------------------------------------------------
                    HONG KONG -- 1.7%
   178,886          China Mobile LTD *                                      $      542,392
   305,000          Hong Kong Electric Holdings                                  1,157,436
   174,000          Sun Hung Kai Properties LTD                                  1,066,308
                                                                            --------------
                                                                                 2,766,136
                    IRELAND -- 0.2%
    32,123          Irish Life & Permanent PLC                                     339,964

                    ITALY -- 3.1%
    28,000          Alleanza Assicurazioni SPA                                     288,764
   110,389          ENI-Ente Nazionale Idrocarburi SPA                           1,384,026
    51,314          Mediolanum SPA                                                 397,941
   830,272          Unicredito Italiano SPA                                      3,066,080
                                                                            --------------
                                                                                 5,136,811
                    JAPAN -- 18.2%
    18,300          Advantest Corp.                                                941,873
     3,250          Aiful Corp.                                                    254,892
    44,000          Asahi Breweries LTD                                            459,393
   193,000          Daiwa Securities Group, Inc.                                 1,261,386
    26,400          Fanuc LTD                                                    1,099,955
    47,000          Fujitsu LTD                                                    347,878
   125,000          Hitachi LTD                                                    852,702
    60,700          Honda Motor Co., LTD                                         2,176,977
    10,000          Ito-Yokado Co., LTD                                            441,158
     9,000          KAO Corp.                                                      213,227
   375,000          Kubota Corp.                                                 1,188,677
     6,500          Macnica, Inc.                                                  214,534
    20,000          Marui Co., LTD                                                 270,741
    84,000          Matsushita Electric Industrial Co., LTD                        995,057
    60,000          Minebea Co., LTD                                               311,752
   539,000          Mitsubishi Chemical Corp.                                    1,153,695
   231,000          Mitsubishi Corp.                                             1,770,173
   109,000          Mitsubishi Heavy Industries LTD                                366,880
    49,000          Mitsui Sumitomo Insurance Co., LTD                             272,211
   220,000          NEC Corp.                                                    1,995,018
     3,800          Nintendo Co., LTD                                              586,120
   302,000          Nippon Yusen Kabushiki Kaisha                                1,031,298
   131,000          Nissan Motor Co., LTD                                          577,918
    61,000          Nomura Holdings, Inc.                                          802,337
       127          NTT Docomo, Inc.                                             1,722,315
    28,000          Omron Corp.                                                    356,848
    63,000          Ricoh Co., LTD                                               1,049,957
    15,400          Rohm Co., LTD                                                1,639,328
    83,000          Sumitomo Mitsui Banking Corp.                                  513,304
    82,000          Suzuki Motor Corp.                                             842,073
    42,000          Takeda Chemical Industries LTD                               2,034,721
    48,000          The Tokio Marine & Fire Insurance Co., LTD                     392,533
    22,000          Tostem Inax Holding Corp.                                      305,543
    27,600          Toyota Motor Corp.                                             669,679
       233          West Japan Railway Co.                                       1,277,260
                                                                            --------------
                                                                                30,389,413
                    NETHERLANDS -- 4.8%
    67,540          Aegon NV                                                     1,697,245
    24,158          Heineken Holding NV, Class A                                   641,892
    29,157          Heineken NV                                                  1,072,789
    75,321          ING Groep NV                                                 1,879,209

                       See notes to financial statements.

                                       31

   SHARES           ISSUER                                                       VALUE
-------------------------------------------------------------------------------------------
    11,817          Koninklijke Philips Electronics NV                      $      268,643
    37,254          Numico NV                                                      973,084
    31,823          TPG NV                                                         622,558
    27,717          VNU NV                                                         808,855
                                                                            --------------
                                                                                 7,964,275
                    NORWAY -- 0.6%
   276,020          Telenor ASA                                                  1,065,978

                    SPAIN -- 5.4%
   106,800          Amadeus Global Travel Distribution, Class A                    578,129
   235,994          Banco Bilbao Vizcaya Argentaria SA                           2,642,113
   236,657          Iberdrola SA                                                 3,254,900
   217,953          Telefonica SA *                                              2,618,773
                                                                            --------------
                                                                                 9,093,915
                    SWEDEN -- 0.6%
    21,551          Securitas AB, B Shares                                         359,697
   140,961          Telefonaktiebolaget LM Ericsson, B Shares                      612,367
                                                                            --------------
                                                                                   972,064
                    SWITZERLAND -- 7.1%
   161,683          ABB LTD                                                      1,376,321
       584          Compagnie Financiere Richemont AG, Class A                   1,162,349
    20,961          Credit Suisse Group                                            766,349
     3,144          Nestle SA                                                      652,714
    40,473          Novartis AG                                                  1,515,662
       266          Schindler Holding AG                                           367,340
    91,344          UBS AG                                                       4,248,624
     7,717          Zurich Financial Services AG                                 1,767,504
                                                                            --------------
                                                                                11,856,863
                    UNITED KINGDOM -- 23.6%
    53,077          Amersham PLC                                                   468,540
    77,000          ARM Holdings PLC *                                             389,692
    94,346          Barclays PLC                                                 2,840,176
   345,277          BG Group PLC                                                 1,306,802
   378,680          BP PLC                                                       3,056,447
   383,576          British Airways PLC                                            831,169
   284,390          British American Tobacco PLC                                 2,481,516
   200,178          British Telecommunications PLC                               1,013,088
   189,253          Cadbury Schweppes PLC                                        1,177,980
   393,561          Dixons Group PLC                                             1,207,663
   192,816          GlaxoSmithKline PLC                                          5,187,597
   132,286          Hays PLC                                                       316,950
   157,390          Imperial Chemical Industries PLC                               741,607
    38,200          Next PLC                                                       482,764
   135,329          Reckitt Benckiser PLC                                        1,889,355
   228,388          Reuters Group PLC                                            2,162,249
    49,364          Royal & Sun Alliance Insurance Group                           268,493
   149,332          Royal Bank of Scotland Group PLC                             3,572,485
   294,175          Scottish Power PLC                                           1,689,874
   593,032          Tesco PLC                                                    2,091,420
 2,749,715          Vodafone Group PLC                                           6,358,231
                                                                            --------------
                                                                                39,534,098
------------------------------------------------------------------------------------------
                    Total Common Stocks                                        158,430,672
                    (Cost $148,905,647)
------------------------------------------------------------------------------------------

                       See notes to financial statements.

 SHARES             ISSUER                                                       VALUE
------------------------------------------------------------------------------------------
                    PREFERRED STOCK -- 0.5%
                    ----------------------
                    AUSTRALIA -- 0.5%
   148,506          News Corp., LTD                                         $      882,597
                    (Cost $619,747)
------------------------------------------------------------------------------------------
                    Total Long-Term Investments                                159,313,269
                    (Cost $149,525,394)
------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS -- 4.6%
------------------------------------------------------------------------------------------
   PRINCIPAL
   AMOUNT
                    U.S. TREASURY SECURITY -- 0.4%
                    ------------------------------
 $ 630,000          U.S. Treasury Bill, DN, @, 2.52%, 11/29/01                     628,877
                   (Cost $628,766)

                    TIME DEPOSIT -- 3.6%
                    --------------------
 6,000,000          Westdeutsche Landsbank Girozentrale (Germany),               6,000,000
                    2.52%, 11/01/01
                    (Cost $6,000,000)

                    MONEY MARKET FUND -- 0.6%
                    -------------------------
 1,041,358          Hamilton Money Fund                                          1,041,358
                    (Cost $1,041,358)
------------------------------------------------------------------------------------------
                    Total Short-Term Investments                                 7,670,235
                    (Cost $7,670,124)
------------------------------------------------------------------------------------------
                    Total Investments -- 100.0%                             $  166,983,504
                    (Cost $157,195,518)
------------------------------------------------------------------------------------------

   Futures Contracts

                                                                     Notional
         Number                                                      Value at     Unrealized
           of                                    Expiration          10/31/01    Depreciation
       Contracts    Description                     Date               (USD)       (USD)
------------------------------------------------------------------------------------------------
                    LONG FUTURES OUTSTANDING
                    ------------------------
           96       DJ Euro Stoxx               December, 2001     $3,009,917    $ (64,372)
           33       FTSE 100 Index              December, 2001      2,416,378      (39,110)
           22       Topix Index                 December, 2001      1,898,860      (20,007)

Forward Foreign Currency Exchange Contracts

                                                                             Net Unrealized
                                             Settlement          Value       Appreciation/
                              Settlement        Value         at 10/31/01    (Depreciation)
    Contracts to Buy             Date           (USD)            (USD)           (USD)
------------------------------------------------------------------------------------------------
     2,290,000   AUD for
     1,965,965   SGD           12/12/01    $   1,079,479  $   1,152,869       $  73,390
   140,960,400   JPY for
     1,940,000   CHF           12/12/01        1,188,267      1,154,531         (33,736)
     5,364,593   CHF           12/12/01        3,347,617      3,285,860         (61,757)
    24,480,563   EUR           12/12/01       22,079,329     22,083,481           4,152
     7,926,263   GBP           12/12/01       11,462,270     11,502,514          40,244
 1,866,861,456   JPY           12/12/01       15,747,532     15,290,458        (457,074)
    29,673,654   SEK           12/12/01        2,805,536      2,785,288         (20,248)
     3,550,000   SGD           12/12/01        2,052,023      1,949,247        (102,776)
                                           -------------  -------------       -----------
                                           $  59,762,053  $  59,204,248       $(557,805)
                                           =============  =============       ===========

                       See notes to financial statements.

Forward Foreign Currency Exchange Contracts

                                                                                   Net Unrealized
                                              Settlement           Value            Appreciation/
                          Settlement            Value           at 10/31/01         (Depreciation)
    Contracts to Sell        Date               (USD)             (USD)                 (USD)
--------------------------------------------------------------------------------------------------
     6,452,624   AUD      12/12/01             $ 3,227,796        $ 3,248,485       $ (20,689)
     4,746,615   CHF      12/12/01               2,858,380          2,907,343         (48,963)
    30,692,302   EUR      12/12/01              27,836,172         27,686,980         149,192
     7,761,826   GBP      12/12/01              11,247,313         11,263,885         (16,572)
 1,785,735,129   JPY      12/12/01              14,747,018         14,625,996         121,022
                                               -----------        -----------       -----------
                                               $59,916,679        $59,732,689       $ 183,990
                                               ===========        ===========       ===========

        AUD        -- Australian Dollar
        CHF        -- Swiss Franc
        EUR        -- Euro
        GBP        -- Great Britain Pound
        JPY        -- Japanese Yen
        SEK        -- Swedish Krona
        SGD        -- Singapore Dollar
        USD        -- U.S. Dollar


SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2001

INDUSTRY                                            % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------
Banking                                                           17.4%
Pharmaceuticals                                                    9.9
Telecommunications                                                 9.9
Oil & Gas                                                          7.0
Insurance                                                          5.9
Electronics/Electrical Equipment                                   5.4
Food/Beverage Products                                             5.3
Utilities                                                          4.6
Automotive                                                         3.5
Financial Services                                                 3.3
Chemicals                                                          2.9
Consumer Products                                                  2.7
Multi-Media                                                        2.6
Retailing                                                          2.3
Metals/Mining                                                      2.2
Transportation                                                     2.1
Other (below 2)%                                                  13.0
------------------------------------------------------------------------------
Total                                                            100.0%
------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001

 SHARES             ISSUER                                                       VALUE
---------------------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS -- 99.1%
---------------------------------------------------------------------------------------------
                    COMMON STOCKS -- 97.3%
                    ---------------------
                    AUSTRALIA -- 6.5%
   221,750          AMP LTD                                                  $     2,019,703
   351,733          Commonwealth Bank of Australia                                 5,289,031
   225,000          National Australia Bank, LTD                                   3,470,761
 1,081,840          Santos LTD                                                     3,471,898
 1,495,290          Southern Pacific Petroleum NL *                                  460,259
   656,229          WMC LTD                                                        3,089,469
                                                                             ---------------
                                                                                  17,801,121
                    BELGIUM -- 1.6%
   171,794          Interbrew                                                      4,462,544

                    BRAZIL -- 1.4%
   101,980          Companhia Brasileira de Distribuicao Grupo Pao de
                      Acucar, ADR                                                  1,548,056
   232,846          Tele Norte Leste Participacoes SA, ADR                         2,365,715
                                                                             ---------------
                                                                                   3,913,771
                    DENMARK -- 2.2%
   146,168          Novo-Nordisk SA, Class B                                       5,931,296

                    FINLAND -- 2.3%
    81,627          Nokia OYJ                                                      1,707,899
   391,440          Stora Enso OYJ, R Shares                                       4,711,355
                                                                             ---------------
                                                                                   6,419,254
                    FRANCE -- 9.4%
    66,392          BNP Paribas                                                    5,525,441
     7,475          Compagnie de Saint-Gobain                                      1,040,205
    32,269          Groupe Danone                                                  3,734,804
    22,231          Lafarge SA                                                     1,976,311
    61,218          Societe Generale, Class A                                      3,062,968
    74,060          Total Fina Elf SA                                             10,406,088
     7,730          Total Fina Elf SA (Strip Rights) *                                    70
                                                                             ---------------
                                                                                  25,745,887
                    GERMANY-- 3.1%
     5,732          Allianz AG                                                     1,351,621
   137,169          Commerzbank AG                                                 2,279,458
    70,480          MAN AG                                                         1,236,614
    16,390          Merck KGaA                                                       577,947
     5,103          Muenchener Rueckversicherungs AG                               1,349,003
    32,290          Schering AG                                                    1,667,941
                                                                             ---------------
                                                                                   8,462,584
                    HONG KONG -- 4.0%
 1,233,000          China Mobile LTD *                                             3,738,519
 2,217,000          CNOOC LTD                                                      2,174,365
 1,081,600          Hong Kong Electric Holdings                                    4,104,533
     1,000          I-Cable Communications LTD *                                         551
   158,000          Sun Hung Kai Properties LTD                                      968,256
                                                                             ---------------
                                                                                  10,986,224
                    INDIA -- 1.5%
   370,102          Reliance Industries LTD, GDR, #                                4,163,649

                       See notes to financial statements.

                                       35

 SHARES             ISSUER                                                       VALUE
---------------------------------------------------------------------------------------------
                    ISRAEL -- 0.3%
    24,881          Check Point Software Technologies LTD                    $      734,487

                    ITALY -- 2.2%
 1,637,365          Unicredito Italiano SPA                                       6,046,562

                    JAPAN -- 17.5%
    52,400          Advantest Corp.                                               2,696,949
    19,350          Aiful Corp.                                                   1,517,585
   174,000          Chugai Pharmaceutical Co., LTD                                2,543,082
   279,000          Daiwa Securities Group, Inc.                                  1,823,455
   122,100          Honda Motor Co., LTD                                          4,379,062
   304,000          Matsushita Electric Industrial Co., LTD                       3,601,160
   621,000          Minebea Co., LTD                                              3,226,633
 1,350,000          Mitsubishi Chemical Corp.                                     2,889,588
   615,000          Mitsubishi Corp.                                              4,712,798
   499,000          NEC Corp.                                                     4,525,059
   219,000          Ricoh Co., LTD                                                3,649,851
    15,000          Rohm Co., LTD                                                 1,596,749
    59,000          Takeda Chemical Industries LTD                                2,858,298
 1,341,000          The Daiwa Bank LTD                                            1,391,340
   299,000          Tostem Inax Holding Corp.                                     4,152,608
   107,000          Welfide Corp.                                                 1,271,010
       162          West Japan Railway Co.                                          888,052
                                                                             ---------------
                                                                                 47,723,279
                    MEXICO -- 0.4%
 1,555,854          Grupo Financiero BBVA Bancomer, Class O, *                    1,177,149

                    NETHERLANDS -- 4.5%
    82,065          Aegon NV                                                      2,062,250
   174,946          Heineken Holding NV, Class A                                  4,648,419
   159,087          TPG NV                                                        3,112,245
    87,746          VNU NV                                                        2,560,658
                                                                             ---------------
                                                                                 12,383,572
                    PHILIPPINES -- 0.3%
   850,071          ABS-CBN Broadcasting Corp., PDR                                 425,445
 1,011,390          First Philippine Holdings*                                      428,308
                                                                             ---------------
                                                                                    853,753
                    RUSSIA -- 1.7%
   102,332          LUKOIL, ADR                                                   4,541,617

                    SINGAPORE -- 1.8%
 1,274,000          Chartered Semiconductor Manufacturing LTD *                   2,444,225
   289,000          Singapore Press Holdings LTD                                  2,502,987
                                                                             ---------------
                                                                                  4,947,212
                    SOUTH KOREA -- 1.6%
   540,639          Hyundai Motor Co., LTD, GDR, #                                4,108,856

                    SPAIN -- 5.5%
    56,811          Acerinox SA                                                   1,780,189
   387,488          Banco Bilbao Vizcaya Argentaria SA                            4,338,190
   225,680          Iberdrola SA                                                  3,103,926
    68,278          Repsol YPF SA                                                   990,116
   411,388          Telefonica SA *                                               4,942,955
                                                                             ---------------
                                                                                 15,155,376
                    SWEDEN -- 1.0%
   628,999          Telefonaktiebolaget LM Ericsson, B Shares                     2,732,515

                       See notes to financial statements.

                                       36

 SHARES             ISSUER                                                       VALUE
---------------------------------------------------------------------------------------------
                    SWITZERLAND -- 6.7%
   310,200          ABB LTD                                                  $    2,640,566
     2,141          Compagnie Financiere Richemont AG, Class A                    4,261,284
    37,887          Credit Suisse Group                                           1,385,176
     6,343          Nestle SA                                                     1,316,845
    87,298          UBS AG                                                        4,060,434
    20,504          Zurich Financial Services AG                                  4,696,244
                                                                             ---------------
                                                                                 18,360,549
                    TAIWAN -- 0.4%
   268,220          Compal Electronics, Inc., GDR, #, *, ~                        1,070,822
     2,700          United Microelectronics, ADR *                                   15,390
                                                                             ---------------
                                                                                  1,086,212
                    UNITED KINGDOM -- 20.3%
    53,663          Barclays PLC                                                  1,615,462
   314,743          BBA Group PLC                                                 1,004,713
 2,511,913          British Airways PLC                                           5,443,052
   462,087          British American Tobacco PLC                                  4,032,056
   565,823          Cable & Wireless PLC                                          2,559,131
 3,496,686          Corus Group PLC *                                             2,809,574
   257,016          GlaxoSmithKline PLC                                           6,914,861
   670,580          P&O Princess Cruises PLC *                                    2,386,848
   344,744          Reckitt Benckiser PLC                                         4,813,040
   498,083          Reuters Group PLC                                             4,715,570
   678,603          Scottish Power PLC                                            3,898,202
 1,427,070          Tesco PLC                                                     5,032,787
 4,393,027          Vodafone Group PLC                                           10,158,101
                                                                             ---------------
                                                                                 55,383,397
                    VENEZUELA -- 1.1%
   131,180          Compania Anonima Nacional Telefonos de
                      Venezuela (CANTV), ADR                                      2,964,668
--------------------------------------------------------------------------------------------
                    Total Common Stocks                                         266,085,534
                    (Cost $296,986,768)
--------------------------------------------------------------------------------------------
                    PREFERRED STOCK -- 1.8%
                    -----------------------
                    AUSTRALIA -- 1.8%
   806,062          News Corp., LTD                                               4,790,565
                    (Cost $4,225,554)
--------------------------------------------------------------------------------------------
                    Total Long-Term Investments                                 270,876,099
                    (Cost $301,212,322)
--------------------------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 0.9%
--------------------------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT
                    U.S. TREASURY SECURITY -- 0.9%
                    ------------------------------
 $2,362,000         U.S. Treasury Bill, DN, @, 2.43%, 11/29/01                    2,357,805
                    (Cost $2,357,535)
--------------------------------------------------------------------------------------------
                    Total Investments -- 100.0%                              $  273,233,904
                    (Cost $303,569,857)
--------------------------------------------------------------------------------------------

                       See notes to financial statements.

Futures Contracts

                                                                       Notional
           Number                                                      Value at      Unrealized
            of                                       Expiration        10/31/01     Depreciation
         Contracts       Description                   Date              (USD)          (USD)
---------------------------------------------------------------------------------------------------
                         Long Futures Outstanding
---------------------------------------------------------------------------------------------------
             253         DJ Euro Stoxx              December, 2001     $7,932,385    ($268,244)
              77         FTSE 100 Index             December, 2001      5,638,216     (155,358)
              42         Topix Index                December, 2001      3,625,097     (131,382)

Forward Foreign Currency Exchange Contracts

------------------------------------------------------------------------------------------------------------
                                                                                      Net Unrealized
                                             Settlement       Value                   Appreciation/
                           Settlement          Value       at 10/31/01               (Depreciation)
    Contracts to Buy         Date              (USD)          (USD)                      (USD)
------------------------------------------------------------------------------------------------------------
     17,795,180  CAD        1/28/02         $11,266,123    $11,206,950                $ (59,173)
      4,677,864  CHF        1/28/02           2,848,882      2,865,715                    16,833
     26,887,129  EUR        1/28/02          24,121,395     24,297,526                   176,131
      5,398,530  GBP        1/28/02           7,741,492      7,813,372                    71,880
  1,829,736,282  JPY        1/28/02          15,198,369     15,028,793                  (169,576)
     47,725,437  SEK        1/28/02           4,485,309      4,469,893                   (15,416)
                                            -----------    -----------                -----------
                                            $65,661,570    $65,682,249                  $ 20,679
                                            ===========    ===========                ===========

                                                                                      Net Unrealized
                                          Settlement        Value                     Appreciation/
                          Settlement         Value       at 10/31/01                 (Depreciation)
  Contracts to Sell          Date            (USD)          (USD)                         (USD)
------------------------------------------------------------------------------------------------------------
    25,160,577  AUD        1/25/02         $12,697,789    $12,634,789                $  63,000
     4,255,469  CHF        1/28/02           2,566,396      2,606,951                  (40,555)
    28,056,494  DKK        1/28/02           3,381,808      3,379,367                    2,441
    20,887,000  EUR        1/28/02          18,780,036     18,875,293                  (95,257)
     3,300,000  GBP        1/28/02           4,712,013      4,776,138                  (64,125)
    69,904,970  HKD        1/28/02           8,955,287      8,963,371                   (8,084)
 1,824,914,002  JPY        1/28/02          15,020,000     14,989,185                   30,815
     7,122,936  SGD        1/28/02           3,913,701      3,917,705                   (4,004)
                                           ------------   ------------               ------------
                                           $70,027,030    $70,142,799                ($115,769)
                                           ============   ============               ============

         AUD        -- Australian Dollar
         CAD        -- Canadian Dollar
         CHF        -- Swiss Franc
         DKK        -- Danish Krone
         EUR        -- Euro
         GBP        -- Great Britain Pound
         HGD        -- Hong Kong Dollar
         JPY        -- Japanese Yen
         SEK        -- Swedish Krona
         SGD        -- Singapore Dollar
         USD        -- U.S. Dollar

                       See notes to financial statements.

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2001

INDUSTRY                                                        % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------------------
Banking                                                                          13.5%
Telecommunications                                                               11.4
Oil & Gas                                                                         8.1
Pharmaceuticals                                                                   8.0
Food/Beverage Products                                                            7.6
Electronics/Electrical Equipment                                                  5.8
Multi-Media                                                                       5.5
Utilities                                                                         4.2
Insurance                                                                         3.5
Consumer Products                                                                 3.2
Automotive                                                                        3.1
Financial Services                                                                3.0
Construction Materials                                                            2.6
Chemicals                                                                         2.6
Airlines                                                                          2.0
Other (below 2)%                                                                 15.9
------------------------------------------------------------------------------------------
Total                                                                           100.0%
------------------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan FLEMING EMERGING MARKETS EQUITY FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2001

   SHARES          ISSUER                                                           VALUE
-----------------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 100.0%
-----------------------------------------------------------------------------------------------
                   COMMON STOCKS -- 90.6%
                   ----------------------
                   ARGENTINA -- 1.4%
     48,082        Grupo Financiero Galicia SA, ADR                               $    264,451
     54,321        Perez Companc SA, ADR                                               575,803
     67,241        Telecom Argentina SA, ADR                                           420,256
                                                                                  ------------
                                                                                     1,260,510
                   BRAZIL -- 6.8%
     19,901        Brasil Telecom Participacoes SA, ADR                                557,228
     70,413        Centrais Eletricas Brasileiras SA, ADR                              435,941
    109,348        CIA Paranaense de Energia, ADR                                      524,870
     20,717        Compania Vale do Rio Doce, ADR                                      433,400
     33,919        Embraer - Empresa Bras de Aeronautica, ADR                          582,050
    121,409        Embratel Participacoes SA, ADR                                      327,804
     15,400        Petroleo Brasileiro SA, ADR                                         308,000
     83,557        Petroleo Brasileiro SA, Class A, ADR                              1,604,293
    226,800        Souza Cruz SA                                                     1,046,056
     48,524        Tele Norte Leste Participacoes SA, ADR                              493,004
                                                                                  ------------
                                                                                     6,312,646
                   CHILE -- 1.2%
     25,899        Banco Santander Chile, ADR                                          418,269
     71,304        Compania Telecomunicaciones de Chile SA, ADR*                       734,431
                                                                                  ------------
                                                                                     1,152,700
                   CHINA -- 0.7%
     46,500        AsiaInfo Holdings, Inc.*                                            620,775

                   COLOMBIA -- 0.3%
    158,500        Bancolombia SA, ADR                                                 166,425
     84,700        Cementos Diamante SA, GDR, #, *, +                                  105,875
      9,482        Corporacion Financiera del Valle SA, ADR, #, *, ^^, +                11,947
                                                                                  ------------
                                                                                       284,247
                   CZECH REPUBLIC -- 1.2%
     30,100        Ceska Sporitelna AS *                                               236,141
    435,676        CEZ AS                                                              891,498
                                                                                  ------------
                                                                                     1,127,639
                   EGYPT -- 0.0%
      2,600        Orascom Construction Industries                                      20,688

                   HONG KONG -- 5.6%
  2,437,014        Chaoda Modern Agriculture *                                         749,850
    118,846        China Mobile LTD, ADR*                                            1,808,836
  1,031,393        China Rare Earth Holdings LTD                                       290,906
  2,482,144        China Travel International Investment Hong Kong                     493,247
    200,000        Citic Pacific LTD                                                   410,256
    486,000        CNOOC LTD                                                           476,654
  2,948,000        Denway Motors LTD                                                   982,667
                                                                                  ------------
                                                                                     5,212,416
                   HUNGARY -- 1.0%
    213,000        Matav RT                                                            665,907
      5,191        OTP Bank RT                                                         273,230
                                                                                  ------------
                                                                                       939,137

                       See notes to financial statements.

                                       40

   SHARES       ISSUER                                                                 VALUE
-----------------------------------------------------------------------------------------------
                INDIA -- 5.6%
    137,676     Apollo Hospitals Enterprise LTD                                 $     213,873
     15,741     Bajaj Auto LTD, GDR                                                   111,761
     44,633     BSES LTD, GDR                                                         544,523
     82,042     EIH LTD, GDR                                                          408,159
     54,763     Hindalco Industries LTD, GDR, #                                       651,680
      7,779     Infosys Technologies LTD *, ^^                                        476,624
     24,867     ITC LTD                                                               355,983
     18,706     ITC LTD, GDR                                                          275,914
     70,132     Larsen & Toubro LTD, GDR                                              487,417
     66,130     Reliance Industries LTD, GDR, #, +                                    743,962
     59,900     State Bank of India LTD, GDR                                          482,195
        100     United Breweries LTD                                                      177
     42,530     Videsh Sanchar Nigam LTD, ADR                                         412,541
                                                                                -------------
                                                                                    5,164,809
                INDONESIA -- 1.7%
    638,700     International Nickel Indonesia TBK PT*                                298,771
     43,000     Telekomunikasi TBK PT, ADR                                            223,600
    741,550     Unilever Indonesia TBK PT                                           1,097,281
                                                                                -------------
                                                                                    1,619,652
                ISRAEL -- 1.9%
    151,789     Bank Hapoalim LTD                                                     294,722
    388,070     Bezeq Israeli Telecommunication Corp., LTD *                          410,258
     15,900     Check Point Software Technologies LTD                                 469,368
     10,300     Teva Pharmaceutical Industries, ADR                                   636,540
                                                                                -------------
                                                                                    1,810,888
                MALAYSIA -- 2.7%
     70,732     British American Tobacco (Malaysia) BHD                               637,519
    626,000     Golden Hope Plantations BHD                                           540,337
    885,000     IOI Corp. BHD                                                         777,868
    184,900     Malayan Banking Berhad                                                345,471
    108,480     Unisem (M) BHD                                                        198,404
                                                                                -------------
                                                                                    2,499,599
                MEXICO -- 9.4%
     53,683     America Movil SA de CV, ADR                                           805,245
     39,253     Cemex SA de CV, ADR                                                   902,819
     18,253     Fomento Economico Mexicano SA de CV, ADR                              565,843
     35,713     Grupo Aeroportuario de Sureste SA de CV, ADR                          439,270
  1,259,050     Grupo Financiero BBVA Bancomer, Class O, *                            952,589
    104,609     Grupo Iusacell SA de CV, Class V, ADR*                                273,030
    185,168     Grupo Mexico SA de CV, Ser. B                                         212,147
    215,000     Grupo Modelo SA de CV, Ser. C                                         492,650
     23,655     Grupo Televisa SA, ADR*                                               720,295
     60,895     Telefonos de Mexico SA, Class L, ADR                                2,074,083
    193,965     Tubos de Acero de Mexico SA                                           359,754
    406,561     Wal-Mart de Mexico SA, Ser. V                                         967,626
                                                                                -------------
                                                                                    8,765,351
                PERU -- 1.0%
     43,800     Minas Buenaventura SA, ADR                                            887,388

                PHILIPPINES -- 1.0%
    596,800     ABS-CBN Broadcasting Corp., PDR                                       298,687
    390,000     Bank of the Philippine Islands                                        304,042

                       See notes to financial statements.

                                       41

   SHARES       ISSUER                                                                 VALUE
-----------------------------------------------------------------------------------------------
    413,740     First Philippine Holdings*                                      $     175,212
    186,621     Manila Electric Co., Class B *                                        118,547
                                                                                -------------
                                                                                      896,488
                POLAND -- 3.5%
     98,203     Bank Pekao SA, ADR, #, *                                            1,811,992
    151,520     KGHM Polska Miedz SA                                                  433,253
    115,400     Polski Koncern Naftoway Orlen , GDR                                 1,048,986
                                                                                -------------
                                                                                    3,294,231
                RUSSIA -- 2.8%
     11,022     LUKOIL, ADR                                                           489,170
     94,500     OAO Gazprom, ADR                                                      812,700
     30,083     Vimpel Communications, ADR*                                           595,643
     12,342     Yukos, ADR                                                            690,091
                                                                                -------------
                                                                                    2,587,604
                SOUTH AFRICA -- 9.7%
    238,800     ABSA Group LTD                                                        840,970
     14,600     Anglo American Platinum Corp.                                         477,302
     13,800     Anglogold LTD                                                         465,787
  1,184,100     BOE LTD                                                               464,727
  1,061,500     FirstRand LTD                                                         862,495
    317,700     Gold Fields LTD                                                     1,442,345
     11,549     Impala Platinum Holdings LTD                                          411,125
    168,300     JD Group LTD                                                          587,338
     95,711     Liberty Group LTD                                                     544,170
     94,512     Sappi LTD                                                             882,222
    132,800     Sasol LTD                                                           1,159,327
    255,008     Standard Bank Investment Corp., LTD                                   838,540
                                                                                -------------
                                                                                    8,976,348
                SOUTH KOREA -- 14.5%
     10,700     Cheil Communications, Inc.                                            950,193
     73,700     Hyundai Motor Co., LTD                                              1,183,753
    103,985     Korea Electric Power Corp.                                          1,638,065
     37,309     Korea Telecom, ADR                                                    777,520
     28,492     LG Chemical LTD*                                                      352,025
      2,802     LG Household & Health Care LTD*                                        60,692
     20,549     Pohang Iron & Steel Co.                                             1,412,248
     10,440     Samsung Electronics                                                 1,398,718
      9,323     Samsung Electronics, GDR, #, ^^                                       266,172
     21,741     Samsung Fire & Marine Insurance                                       679,931
     84,929     Shinhan Financial Group Co., LTD, GDR, #, *                         1,498,997
    141,600     SK Corp.                                                            1,262,918
     89,658     SK Telecom, ADR                                                     1,889,991
                                                                                -------------
                                                                                   13,371,223
                TAIWAN -- 11.4%
  2,067,390     Advanced Semiconductor Engineering, Inc.*                           1,047,917
    294,000     Advantech Co., LTD                                                    557,770
    320,750     Asustek Computer, Inc.                                              1,096,264
    841,350     Cheng Shin Rubber Industry Co., LTD                                   467,890
    275,000     Compal Electronics, Inc.                                              219,044
    120,056     Compal Electronics, Inc., GDR, #, *                                   478,135
  1,535,000     Far Eastern Textile Co., LTD                                          444,605

                       See notes to financial statements.

                                       42

   SHARES       ISSUER                                                                 VALUE
-----------------------------------------------------------------------------------------------
                TAIWAN
    260,000     Hon Hai Precision Industry $                                    $     963,939
    279,600     President Chain Store Corp.                                           522,352
    961,250     Synnex Technology International Corp.                                 851,970
  2,526,659     Taishin International Bank*                                           900,157
  1,159,099     Taiwan Semiconductor Manufacturing Co., LTD*                        2,047,938
  1,570,400     Yageo Corp.*                                                          914,266
                                                                                -------------
                                                                                   10,512,247
                THAILAND -- 1.2%
     97,367     BEC World PLC, ^^                                                     439,905
        136     Dhana Siam Finance Public Co., LTD, ^^                                      0
    976,000     Shin Corp. PCL*                                                       338,358
  1,154,800     Siam Commercial Bank PCL *                                            374,516
                                                                                -------------
                                                                                    1,152,779
                TURKEY -- 2.1%
 31,386,000     Anadolu Efes Biracilik Ve Malt Sanayii AS                             621,408
  4,039,000     Netas Telekomunik                                                      90,122
 71,750,300     Tupras Turkiye Petrol Rafine                                          473,525
 59,098,294     Turkiye Is Bankasi, Class C                                           211,729
319,544,000     Yapi ve Kredi Bankasi *                                               582,450
                                                                                -------------
                                                                                    1,979,234
                UNITED KINGDOM -- 2.6%
    133,515     Anglo American PLC                                                  1,722,152
    199,438     Dimension Data Holdings PLC*                                          215,782
     83,400     South African Breweries PLC                                           520,177
                                                                                -------------
                                                                                    2,458,111
                VENEZUELA -- 1.3%
     54,853     Compania Anonima Nacional Telefonos de
                  Venezuela (CANTV), ADR                                            1,239,678
---------------------------------------------------------------------------------------------
                Total Common Stocks                                                84,146,388
                (Cost $115,209,426)
---------------------------------------------------------------------------------------------
                PREFERRED STOCKS -- 3.8%
                ------------------------
                BRAZIL -- 3.8%
    390,000     Aracruz Celulose SA                                                   696,299
 49,977,878     CIA Energetica de Minas Gerais*                                       496,340
     62,282     Companhia de Bebidas das Americas, ADR                              1,011,460
  3,408,000     Copene-Petroquimica do Nordeste SA                                    481,696
    955,250     Itaus-Investimentos Itau SA                                           675,088
     40,052     Telesp Celular Participacoes SA, ADR                                  202,263
                                                                                -------------
                                                                                    3,563,146
---------------------------------------------------------------------------------------------
                Total Preferred Stocks                                              3,563,146
                (Cost $4,443,893)
---------------------------------------------------------------------------------------------
                PARTNERSHIPS -- 3.1%
                --------------------
                RUSSIA -- 3.1%
        800     New Century Holdings LTD (Parnership III; Group B) *, ^^               48,800
        900     New Century Holdings LTD (Partnership IV; Group I) *, ^^              106,200
      1,600     New Century Holdings LTD (Partnership V; Group I)*,^^                 212,800
      2,617     New Century Holdings LTD (Parnership X) *, ^^                       2,159,025
      2,500     New Century Holdings LTD (Parnership XIV; Group I) *, ^^              387,500
---------------------------------------------------------------------------------------------
                Total Partnerships                                                  2,914,325
                (Cost $6,226,242)
---------------------------------------------------------------------------------------------

                       See notes to financial statements.

                                       43

   SHARES       ISSUER                                                                 VALUE
-----------------------------------------------------------------------------------------------
                PARTICIPATORY NOTES -- 2.0%
                ---------------------------
                INDIA -- 2.0%
     13,527     Apollo Hospitals Enterprises, expires 01/01/03, ^^              $      20,994
     33,890     Cipla LTD, expires 09/01/03, ^^                                       749,782
    182,801     Hindustan Petroleum Corp., expires 04/08/03, ^^                       478,207
     44,600     ITC LTD, expires 04/19/02, ^^                                         637,825
---------------------------------------------------------------------------------------------
                Total Participatory Notes                                           1,886,808
                (Cost $1,976,755)
---------------------------------------------------------------------------------------------
                RIGHT -- 0.0%
                -------------
                THAILAND -- 0.0%
    133,705     TelecomAsia Corp., *, expires 3/30/02 (Cost $0)                             0
                WARRANT -- 0.5%
                ---------------
                SWITZERLAND -- 0.5%
     32,263     UBS AG, expires 10/04/02 (Cost $442,629)                              461,038
---------------------------------------------------------------------------------------------
                Total Investments -- 100.0%                                     $  92,971,705
                (Cost $128,298,945)
---------------------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, OCTOBER 31, 2001

INDUSTRY                                             % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Telecommunications                                             15.4%
Oil & Gas                                                      10.1
Banking                                                         9.2
Metals/Mining                                                   8.8
Financial Services                                              8.2
Utilities                                                       5.2
Electronics/Electrical Equipment                                4.0
Semi-Conductors                                                 3.5
Food/Beverage Products                                          3.5
Agricultural Production/Services                                3.4
Computers/Computer Hardware                                     3.3
Consumer Products                                               3.3
Automotive                                                      3.0
Retailing                                                       2.2
Other (below 2)%                                               16.9
--------------------------------------------------------------------------------
Total                                                         100.0%
--------------------------------------------------------------------------------

----------
INDEX:
@     -- Securities fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
*     -- Non-income producing security.
#     -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified inistitutional buyers.
+     -- Security is considered illiquid and may be difficult to sell.
~     -- Fair valued security. Approximately 0.4% of the market value of the investments are fair valued securities.
^^    -- Fair valued security. Approximately 6.5% of the market value of the investments are fair valued securities.
ADR   -- American Depositary Receipt.
DN    -- Discount Note. The rate shown is the effective yield at the date of purchase.
GDR   -- Global Depositary Receipt.
PDR   -- Philippine Depositary Receipt.

                       See notes to financial statements.

JPMorgan FLEMING EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES As of October 31, 2001

                                                                   EUROPEAN           JAPAN      INTERNATIONAL
                                                                     FUND             FUND        GROWTH FUND
---------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                                 $   56,122,760    $   832,907    $ 3,606,176
  Cash                                                                        --         29,987         31,819
  Foreign currency, at value                                              18,435             --             --
  Receivables:
    Investment securities sold                                         4,550,894         33,770             --
    Fund shares sold                                                     520,538             --             --
    Interest and dividends                                                88,698          3,422          5,885
    Foreign tax reclaim                                                  316,147             --          2,051
    Unrealized gain on forward foreign currency contracts                 45,291             --             --
    Expense reimbursements                                                    --         30,101         18,115
---------------------------------------------------------------------------------------------------------------
      Total Assets                                                    61,662,763        930,187      3,664,046
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
    Due to custodian                                                   1,645,542             --             --
    Investment securities purchased                                    1,619,106         12,209             --
    Fund shares redeemed                                               1,190,576             --             --
    Unrealized loss on forward foreign currency contracts                 55,242             11             --
  Accrued liabilities:
    Investment advisory fees                                              12,330             --             --
    Administration fees                                                    2,466             --             --
    Shareholder servicing fees                                             4,423             --             --
    Distribution fees                                                     15,706             91            348
    Custodian fees                                                        23,450          2,888             --
    Trustees' fees                                                        12,660          1,364            106
    Other                                                                134,299         27,944         22,434
---------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                4,715,800         44,507         22,888
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                                     72,294,341      2,186,710      4,967,761
  Accumulated overdistributed net investment income                       (2,709)        (1,353)          (106)
  Accumulated net realized loss on investments
  and foreign exchange transactions                                  (17,799,424)    (1,197,981)      (234,221)
  Net unrealized appreciation (depreciation) of
  investments and foreign exchange translations                        2,454,755       (101,696)    (1,092,276)
---------------------------------------------------------------------------------------------------------------
      Total Net Assets                                            $   56,946,963    $   885,680    $ 3,641,158
---------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($.001 par value;
unlimited number of shares authorized):
  Class A Shares                                                       2,492,400        141,973        404,941
  Class B Shares                                                         873,713         26,201        100,000
  Class C Shares                                                         234,278             --             --
  Institutional Shares                                                   365,013             --             --
  Select Shares                                                          467,419             --             --
Net Asset Value:
  Class A Shares (and redemption price)                           $        12.96    $      5.29    $      7.22
  Class B Shares *                                                $        12.48    $      5.13    $      7.19
  Class C Shares *                                                $        12.47    $        --    $        --
  Institutional Shares (and redemption price)                     $        12.99    $        --    $        --
  Select Shares (and redemption price)                            $        12.97    $        --    $        --
Class A Maximum Public Offering Price Per Share
(net asset value per share/94.25)%                                $        13.75    $      5.61    $      7.66
---------------------------------------------------------------------------------------------------------------
Cost of investments                                               $   53,645,072    $   934,258    $ 4,698,516
---------------------------------------------------------------------------------------------------------------
Cost of foreign currency                                          $       18,622    $        --    $         --
---------------------------------------------------------------------------------------------------------------

----------
* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

                                                                   INTERNATIONAL      INTERNATIONAL     EMERGING MARKETS
                                                                    EQUITY FUND     OPPORTUNITIES FUND     EQUITY FUND
========================================================================================================================
  ASSETS:
    Investment securities, at value                               $  166,983,504      $  273,233,904      $   92,971,705
    Cash                                                               1,366,794           2,680,027                  --
    Foreign currency, at value                                                --           2,557,474             965,242
    Receivables:
      Investment securities sold.                                      1,013,043          14,368,714             795,195
      Fund shares sold                                                 1,300,133           1,854,723              19,864
      Interest and dividends                                             452,216             972,215             182,004
      Foreign tax reclaim                                              1,126,238           1,483,386               1,424
      Margin account for futures contracts                                    --             127,693                  --
      Unrealized gain on forward foreign currency contracts              733,736             397,561                  --
      Expense reimbursements                                                 222                  --                 166
      Deferred organization expense                                           --                 976                  --
------------------------------------------------------------------------------------------------------------------------
          Total Assets                                               172,975,886         297,676,673          94,935,600
------------------------------------------------------------------------------------------------------------------------
  LIABILITIES:
    Payables:
      Due to custodian                                                        --                  --             857,492
      Foreign currency due to custodian, at value                      1,009,938                  --                  --
      Investment securities purchased                                  1,039,833           3,052,733             801,856
      Fund shares redeemed                                             5,457,392             866,757           3,322,223
      Margin account for futures contracts                                    --              36,028                  --
      Unrealized loss on forward foreign currency contracts            1,107,551             492,651                  --
    Accrued liabilities:
      Investment advisory fees                                            88,261             151,566              78,448
      Administration fees                                                 22,065              37,892                  --
      Shareholder servicing fees.                                         11,413              15,721               3,955
      Distribution fees                                                       10               6,611                   8
      Custodian fees                                                     180,683             216,627             127,489
      Trustees' fees                                                       1,332              14,784                 346
      Other                                                              140,119             279,766             134,086
------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                            9,058,597           5,171,136           5,325,903
------------------------------------------------------------------------------------------------------------------------
    NET ASSETS:
      Paid in capital                                                198,342,118         408,268,776         268,862,249
      Accumulated undistributed/ (overdistributed) net
      investment income                                                1,995,050           3,947,664          (2,538,711)
      Accumulated net realized loss on investments, futures and
      foreign exchange transactions                                  (45,626,552)        (88,598,625)       (141,380,224)
      Net unrealized appreciation (depreciation) of
      investments, futures and foreign exchange translations           9,206,673         (31,112,278)        (35,333,617)
------------------------------------------------------------------------------------------------------------------------
          Total Net Assets                                        $  163,917,289      $  292,505,537      $   89,609,697
------------------------------------------------------------------------------------------------------------------------
    Shares of beneficial interest outstanding ($.001 par
    value; unlimited number of shares authorized):
      Class A Shares                                                       1,245           2,461,578               2,049
      Class B Shares                                                       1,232             341,995               2,049
      Institutional Shares                                            17,212,041          26,729,934          13,094,070
      Select Shares                                                    2,571,876           4,312,273           4,333,283
    Net Asset Value:
      Class A Shares (and redemption price)                       $         8.27      $         8.63      $         5.14
      Class B Shares *                                            $         8.28      $         8.63      $         5.13
      Institutional Shares (and redemption price)                 $         8.28      $         8.64      $         5.14
      Select Shares (and redemption price)                        $         8.28      $         8.64      $         5.13
    Class A Maximum Public Offering Price Per Share
      (net asset value per share/94.25)%                          $         8.77      $         9.16      $         5.45
------------------------------------------------------------------------------------------------------------------------
      Cost of investments                                         $  157,195,518      $  303,569,857      $  128,298,945
------------------------------------------------------------------------------------------------------------------------
      Cost of foreign currency                                    $           --      $    2,576,152      $      968,500
------------------------------------------------------------------------------------------------------------------------

----------
*   Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

JPMorgan FLEMING FUND
STATEMENT OF OPERATIONS For the Year ended October 31, 2001

                                                                     EUROPEAN             JAPAN           INTERNATIONAL
                                                                      FUND                 FUND           GROWTH FUND(a)
========================================================================================================================
  INVESTMENT INCOME:
    Dividend                                                      $    1,526,322      $       12,406      $       68,451
    Interest                                                              12,225                  --               7,366
    Foreign taxes withheld                                              (199,169)             (1,937)            (8,962)
------------------------------------------------------------------------------------------------------------------------
          Total investment income                                      1,339,378              10,469              66,855
------------------------------------------------------------------------------------------------------------------------
  EXPENSES:
    Investment advisory fees                                             682,482              19,636              34,975
    Administration fees                                                  107,326               2,945               5,246
    Shareholder servicing fees                                            48,751                 582               8,067
    Distribution fees                                                    266,082               6,073              12,313
    Accounting fees                                                           --                  --              56,772
    Custodian fees                                                       236,343              57,692                  --
    Printing and postage                                                   5,961                 275                 591
    Professional fees                                                     22,308              19,232              16,033
    Registration expenses                                                 28,574              21,292              11,999
    Transfer agent fees                                                  186,476              52,116              37,726
    Trustees' fees                                                         9,516                 854                 161
    Other                                                                 27,369               5,803               1,249
------------------------------------------------------------------------------------------------------------------------
          Total expenses                                               1,621,188             186,500             185,132
------------------------------------------------------------------------------------------------------------------------
    Less amounts waived                                                  232,682              27,491              57,031
    Less expense reimbursements                                            6,844             123,052              54,582
------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                     1,381,662              35,957              73,519
------------------------------------------------------------------------------------------------------------------------
          Net investment loss                                            (42,284)            (25,488)             (6,664)
------------------------------------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on transactions from:
      Investments                                                    (17,191,440)           (822,926)           (234,222)
      Foreign exchange                                                  (354,756)             (5,300)            (25,680)
    Change in net unrealized appreciation/ depreciation from:
      Investments                                                      2,624,369             130,208          (1,092,340)
      Foreign exchange translations                                       (8,502)               (348)                 64
------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized loss on
    investments and foreign exchange
    transactions                                                     (14,930,329)           (698,366)         (1,352,178)
------------------------------------------------------------------------------------------------------------------------
    Net decrease in Net Assets from operations                       (14,972,613)           (723,854)         (1,358,842)
------------------------------------------------------------------------------------------------------------------------

----------
(a) For the period from December 29, 2000 (commencement of operations) through October 31, 2001.

                       See notes to financial statements.

                                                                                 INTERNATIONAL
                                                                              OPPORTUNITIES FUND(b)
                                                                            12/1/00          YEAR              EMERGING
                                                         INTERNATIONAL      THROUGH          ENDED             MARKETS
                                                          EQUITY FUND       10/31/01        11/30/00          EQUITY FUND
============================================================================================================================
  INVESTMENT INCOME:
    Dividend                                               $     300,049    $     606,588   $         --     $    337,824
    Dividend income from affiliated investments                      417               --             --               --
    Interest                                                      15,438           21,865             --            1,202
    Allocated investment income from portfolio                 5,102,287        7,451,532      8,083,318        2,101,989
    Foreign taxes withheld                                      (669,150)      (1,127,748)            --         (241,049)
    Allocated expenses from portfolio                          (2,023,83)      (2,144,909)    (3,478,604)      (1,005,959)
----------------------------------------------------------------------------------------------------------------------------
          Total investment income                              2,725,203        4,807,328      4,604,714        1,194,007
----------------------------------------------------------------------------------------------------------------------------
  EXPENSES:
    Investment advisory fees                                     148,310          247,639             --          133,266
    Administration fees                                          102,757          129,818        117,039           38,011
    Shareholder servicing fees                                   299,210          333,845        461,918           92,472
    Distribution fees                                                 10           11,017             --                8
    Custodian fees                                                65,123           90,772         42,742           80,191
    Printing and postage                                          10,426            4,838          8,101           14,649
    Professional fees                                             14,998            9,867         15,180           14.638
    Registration expenses                                         25,065           35,850         37,080           19,210
    Transfer agent fees                                           24,477           49,296         32,640           22,603
    Trustees' fees                                                 3,990            4,047          4,098            1,047
    Fund services fees                                             3,678            3,703          7,064              967
    Organization expenses                                             --            2,683          2,956               --
    Other                                                         14,605           15,506         14,756           16,397
----------------------------------------------------------------------------------------------------------------------------
          Total expenses                                         712,649          938,881        743,574          433,459
----------------------------------------------------------------------------------------------------------------------------
    Less amounts waived                                           10,712           29,177             --           31,640
    Less expense reimbursements                                      222               --             --          129,838
----------------------------------------------------------------------------------------------------------------------------
      Net expenses                                               701,715          909,704        743,574          271,981
----------------------------------------------------------------------------------------------------------------------------
        Net investment income                                  2,023,488        3,897,624      3,861,140          922,026
----------------------------------------------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED
  GAIN (LOSS):
    Net realized gain (loss) on transactions from:
      Portfolio                                              (34,878,267)     (58,739,912)    11,838,741      (11,401,649)
      Investments                                              (5,265,30)     (10,175,981)            --       (4,441,172)
      Futures                                                   (221,240)        (488,146)            --               --
      Foreign exchange contracts                                 (91,367)       1,227,274             --          (35,433)
    Change in net unrealized appreciation/depreciation from:
      Portfolio                                              (43,969,744)      (5,759,348)   (75,486,528)      (5,562,409)
      Investments                                                510,961       (6,294,260)            --      (12,010,387)
      Futures                                                   (123,489)        (554,984)            --               --
      Foreign exchange translations                             (405,200)        (226,268)            --           (6,754)
----------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized loss from portfolio,
    investments, futures and foreign exchange transactions   (84,443,655)     (81,011,625)   (63,647,787)     (33,457,804)
----------------------------------------------------------------------------------------------------------------------------
    Net decrease in Net
    Assets from operations                                   (82,420,167)     (77,114,001)   (59,786,647)     (32,535,778)
----------------------------------------------------------------------------------------------------------------------------

----------
(b) The Fund changed its fiscal year end from November 30 to October 31.

                       See notes to financial statements.

JPMorgan FLEMING FUND
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated

                                                                                                                 INTERNATIONAL
                                                                                                                  GROWTH FUND
                                                      EUROPEAN FUND                       JAPAN FUND            ===============
                                                  =====================         ============================       12/29/00(a)
                                                        YEAR ENDED                        YEAR ENDED                 THROUGH
                                                  10/31/01       10/31/00          10/31/01         10/31/00         10/31/01
=================================================================================================================================
  INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment loss                           $   (42,284)  $  (716,787)      $  (25,488)      $   (59,456)     $      (6,664)
  Net realized gain (loss) on investments and
  foreign exchange transactions                 (17,546,196)     ,049,938         (828,226)          950,719           (259,902)
  Change in net unrealized
  appreciation/depreciation
  of investments and foreign exchange
  translations                                    2,615,867    (5,959,184)         129,860        (1,305,756)        (1,092,276)
----------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from
  operations                                    (14,972,613)    1,373,967         (723,854)         (414,493)        (1,358,842)
----------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                --           --               --                --             (5,660)
    Net realized gain on investment
    transactions                                 (8,592,276)  (1,395,439)              --                --                 --
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders             (8,592,276)  (1,395,439)              --                --             (5,660)
----------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share
    transactions                                (18,063,838)   39,340,263       (1,160,045)       (2,164,449)         5,005,660
----------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets  (41,628,727)   39,318,791       (1,883,899)       (2,578,942)         3,641,158

  NET ASSETS:
    Beginning of period                           98,575,690   59,256,899        2,769,579         5,348,521                --
----------------------------------------------------------------------------------------------------------------------------------
    End of period                               $ 56,946,963  $98,575,690       $  885,680       $ 2,769,579      $   3,641,158
----------------------------------------------------------------------------------------------------------------------------------
    Accumulated undistributed/(overdistributed)
    net investment income                            (2,709)       (3,189)          (1,353)           (2,160)              (106)
----------------------------------------------------------------------------------------------------------------------------------

----------
(a) Commencement of operations.

                       See notes to financial statements.

                                                                                                           INTERNATIONAL
                                                                                INTERNATIONAL             OPPORTUNITIES FUND
                                                                                 EQUITY FUND           ==========================
                                                                         =========================       12/1/00       YEAR
                                                                                 YEAR ENDED              THROUGH      ENDED
                                                                         10/31/01         10/31/00      10/31/01(b)   11/30/00
=================================================================================================================================
  INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                                             $   2,023,488  $    2,468,166   $   3,897,624   $   3,861,140
  Net realized gain (loss) from
  portfolio, investments, futures and foreign
  exchange transactions                                               (40,456,183)     34,621,121     (68,176,765)     11,838,741
  Change in net unrealized
  appreciation/depreciation
  from portfolio, investments, futures and
  foreign exchange translations                                       (43,987,472)    (56,384,027)    (12,834,860)    (75,486,528)
----------------------------------------------------------------------------------------------------------------------------------
          Decrease in net assets from operations                      (82,420,167)    (19,294,740)    (77,114,001)    (59,786,647)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                                    --      (5,509,145)     (3,712,015)     (5,681,844)
      Net realized gain on investment transactions                    (35,561,283)    (17,820,025)     (5,762,266)             --
----------------------------------------------------------------------------------------------------------------------------------
          Total distributions to shareholders                         (35,561,283)    (23,329,170)     (9,474,281)     (5,681,844)
----------------------------------------------------------------------------------------------------------------------------------
      Increase (decrease) from capital share transactions            (150,886,673)      4,214,463     (81,922,201)    156,216,705
----------------------------------------------------------------------------------------------------------------------------------
          Total increase (decrease) in net assets                    (268,868,123)    (38,409,447)   (168,510,483)     90,748,214
NET ASSETS:
      Beginning of period                                             432,785,412     471,194,859     461,016,020     370,267,806
----------------------------------------------------------------------------------------------------------------------------------
      End of period                                                 $ 163,917,289   $ 432,785,412  $  292,505,537  $  461,016,020
----------------------------------------------------------------------------------------------------------------------------------
      Accumulated undistributed/(overdistributed)
      net investment income                                             1,995,050        (743,914)      3,947,664       1,276,511
----------------------------------------------------------------------------------------------------------------------------------

                                                                 INTERNATIONAL
                                                               OPPORTUNITIES FUND         EMERGING MARKETS
                                                             ====================            EQUITY FUND
                                                                     YEAR             =======================
                                                                     ENDED                  YEAR ENDED
                                                                    11/30/99          10/31/01       10/31/00
==================================================================================================================
  INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
      Net investment income                                         $   2,283,600   $     922,026   $      625,102
      Net realized gain (loss) from portfolio, investments,
      futures and foreign exchange transactions                        28,828,501     (15,878,254)       3,580,965
      Change in net unrealized appreciation/depreciation
      from portfolio, investments, futures and
      foreign exchange translations                                    52,971,916     (17,579,550)      (9,792,254)
------------------------------------------------------------------------------------------------------------------
          Decrease in net assets from operations                       84,084,017     (32,535,778)      (5,586,187)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                            (8,982,091)        (73,565)        (625,102)
      Net realized gain on investment transactions                             --              --         (295,237)
------------------------------------------------------------------------------------------------------------------
          Total distributions to shareholders                          (8,982,091)        (73,565)        (920,339)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions                   (28,752,414)     11,508,185      (13,828,660)
------------------------------------------------------------------------------------------------------------------
          Total increase (decrease) in net assets                      46,349,512     (21,101,158)     (20,335,186)
NET ASSETS:
      Beginning of period                                             323,918,294     110,710,855      131,046,041
------------------------------------------------------------------------------------------------------------------
      End of period                                                 $ 370,267,806   $  89,609,697   $  110,710,855
------------------------------------------------------------------------------------------------------------------
      Accumulated undistributed/(overdistributed)
      net investment income                                             4,171,574      (2,538,711)      (2,536,847)
------------------------------------------------------------------------------------------------------------------

----------
(b) The fund changed its fiscal year end from November 30 to October 31.

                       See notes to financial statements.

JPMorgan FLEMING FUNDS
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Group ("MFG") and J.P. Morgan Institutional Funds ("JPMIF") (the "Trusts") were organized on May 11, 1987 and November 4, 1992, respectively as Massachusetts business trusts, and are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. Effective February 28, 2001, three separate series of Mutual Fund Group were renamed with the approval of the Board of Trustees. Also, in connection with the Plans of Reorganization ("Reorganization") (see Reorganization Note 7) that were implemented on September 10, 2001, the new names of three separate series of the Trusts are as follows:

February 28, 2001 Renaming of Funds


New Name                                   Old Name
JPMorgan Fleming European Fund ("EF")      Chase Vista European Fund
JPMorgan Fleming Japan Fund ("JF")         Chase Vista Japan Fund
JPMorgan Fleming International Growth Fund Chase Vista International Growth
("IGF")                                    Fund

September 10, 2001 Reorganization

New Name                                   Old Name
JPMorgan Fleming International Equity Fund J.P.Morgan Institutional International
("IEF")                                    Equity Fund
JPMorgan Fleming International             J.P.Morgan Institutional International
Opportunities
Fund ("IOF")                               Opportunities Fund
JPMorgan Fleming Emerging Markets Equity   J.P.Morgan Institutional Emerging Markets
Fund ("EMF")                               Equity Fund

EF, JF and IGF are separate series of MFG. IEF, IOF and EMF are separate series of JPMIF. The Funds offer various classes of shares as follows:

Fund                                  Classes Offered
EF                                    Class A, Class B, Class C, Institutional and Select
JF                                    Class A, Class B
IGF                                   Class A, Class B
IEF                                   Class A, Class B, Institutional and Select
IOF                                   Class A, Class B, Institutional and Select
EMF                                   Class A, Class B, Institutional and Select

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional and Select Classes. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

In 2001, IOF changed its fiscal year end from November 30 to October 31. The report herein for IOF covers the period from December 1, 2000 through October 31, 2001.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prior to September 10, 2001, IEF, IOF and EMF had utilized a Master Feeder Fund Structure where the Funds sought to achieve their investment objectives by investing all of their investable assets in the International Equity Portfolio, International Opportunities Portfolio and the Emerging Markets Equity Portfolio, respectively. Beginning September 10, 2001, IEF, IOF and EMF invest directly in portfolio securities.

    A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at the time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

    Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

    B. REPURCHASE AGREEMENTS -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

    C. FUTURES CONTRACTS -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

    The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

    Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner, allowing the Funds to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subjects the Fund to risk of loss up to the amount of the notional value of the futures contracts as shown in the Portfolio of Investments. Use of short futures contracts subject the Fund to unlimited risk.

    As of October 31, 2001, the Funds had open futures contracts as shown on the Portfolio of Investments.

    D. WRITTEN OPTIONS -- When a fund writes an option on a futures contract, an equal amount to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss if the cost of the closing transaction exceeds the premium received when the option was written.

    The Funds write options on stock index securities futures. These options are settled for cash and subject the Funds to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

    As of October 31, 2001, there were no outstanding written options.

    E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S.dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

    1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

    2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

    Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

    F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market".

    When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

    As of October 31, 2001, the Funds had outstanding forward foreign currency contracts as shown on the Portfolio of Investments.

    G. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

    H. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

    I. ORGANIZATION EXPENSES -- Organization and initial registration costs incurred in connection with establishing Funds which commenced operations prior to June 30, 1998 have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

    J. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

    K. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition --"temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts:

                                        Accumulated             Accumulated
                                       undistributed/           net realized
                                     (overdistributed)           gain/(loss)
                  Paid-in Capital    net investment income     on investments
    ==========================================================================
    EF            $ (527,623)        $     42,764            $      484,859
    JF               (31,595)              26,295                     5,300
    IGF              (37,899)              12,218                    25,681
    IEF            3,547,812              715,476                (4,263,288)
    IOF           15,862,271            2,485,544               (18,347,815)
    EMF           11,851,951             (850,325)              (11,001,626)

    The reclassifications for JF and IGF relate primarily to the character for tax purposes of current year net operating losses and foreign currency gains and losses. The reclassifications for EF, IEF, IOF and EMF relate primarily to the character for tax purposes of current year net operating losses and capital loss carryforwards received from the acquired funds in connection with the reorganizations.

    L. ALLOCATION OF INCOME AND EXPENSES -- Expenses of a Trust directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular share class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, J. P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM") (formerly Chase Fleming Asset Management (USA), Inc.) and J.P. Morgan Investment Management, Inc. ("JPMIM") (collectively, the "Advisers") act as the Investment Advisers to the Funds. JPMFAM, a direct wholly-owned subsidiary of J.P. Morgan Chase & Co., is the Adviser for EF, JF and IGF. JPMIM, an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan Chase & Co., is the adviser for IEF, IOF and EMF. The Advisers supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                Investment
Fund           Advisory Fee (%)
-------------------------------
EF                  0.65
JF                  1.00
IGF                 1.00
IEF                 0.60
IOF                 0.60
EMF                 1.00

    The Advisers (and any predecessor) waived fees as outlined in Note 2.F.
    below.

    J.P. Morgan Fleming Asset Management (London) Ltd. ("JPMFAM London") (formerly Chase Fleming Asset Management (London) Ltd., formerly Chase Asset Management (London) Ltd.), a registered investment adviser, is the investment sub-adviser to EF and JF pursuant to an Investment Sub-Advisory Agreement between JPMFAM London and JPMFAM. JPMFAM London is a wholly-owned subsidiary of J.P. Morgan Chase & Co. and is entitled to receive a fee, payable by JPMFAM from its advisory fee, at an annual rate equal to 0.50% of the average daily net assets of EF and JF.

    Prior to February 22, 2001, The Chase Manhattan Bank ("Chase"), also a direct wholly-owned subsidiary of J.P. Morgan Chase & Co., acted as investment adviser to EF, JF and IGF.

    The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from each Fund in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

    B. ADMINISTRATION FEE -- Pursuant to separate Administration Agreements, Chase and Morgan (collectively, the "Administrators") provide certain administration services to the Funds. Chase serves as the administrator for EF, JF and IGF and Morgan serves as the administrator for IEF, IOF and EMF. Effective September 10, 2001, in connection with the elimination of the Fund paying directly sub-administration fees (0.05% annualized for EF, JF and IGF) and co-administration fees (allocable share of $425,000 plus FDI's out of pocket expenses, annualized for IEF, IOF and EMF) the Trustees approved a new combined administration agreement. Under the terms of the agreement, the Administrator will bear all sub-administration/co-administration expenses of the Funds. In consideration of these services, the Administrators receive a pro rata portion from each respective Fund a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average net assets of all non-money market funds in the JPMorgan Fund

    Complex plus 0.075% of the average daily net assets in excess of $25 billion. Prior to September 10, 2001, Chase was paid a fee from EF, JF and IGF computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. Also, prior to September 10, 2001, Morgan was paid an Administrative Services fee from IEF, IOF and EMF equal to the respective Fund's allocable share of an annual complex-wide charge equal to 0.09% of the first $7 billion of aggregate average daily net assets and 0.04% of aggregate average daily net assets in excess of $7 billion less the complex-wide fees paid to Funds Distributor, Inc. ("FDI").

    The Administrators have contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below ()%:

                                                                           Institutional    Select
Fund                                       Class A     Class B     Class C     Class         Class
--------------------------------------------------------------------------------------------------
EF                                           1.75        2.50        2.50       1.00         1.50
JF                                           1.75        2.50         n/a        n/a          n/a
IGF                                          2.00        2.50         n/a        n/a          n/a
IEF                                          1.45        1.95         n/a       0.95         1.41
IOF                                          1.90        2.40         n/a       0.92         1.20
EMF                                          2.00        2.50         n/a       1.45         1.75

    The contractual expense limitation agreements were in effect beginning September 10, 2001, for EF, JF and IGF and for the entire fiscal year for IEF, IOF and EMF. The expense limitation percentages in the table above are due to expire September 7, 2002, for Classes A, B and C and September 7, 2004, for the Institutional and Select Classes.

    The Administrators waived fees and reimbursed expenses as outlined in Note 2.F. below.

    Effective May 1, 2001, BISYS Fund Services, L.P. ("BISYS") serves as sub-administrator to IEF, IOF and EMF and is paid a portion of the fees payable to Morgan as administrator. Prior to May 1, 2001, FDI served as co-administrator for IEF, IOF and EMF and was paid Administration fees equal to its allocable share of an annual complex-wide charge of $425,000, plus FDI's out of pocket expenses.

    Effective September 10, 2001, BISYS also serves as sub-administrator to EF, JF and IGF and is paid a portion of the fees payable to Chase as administrator. Prior to September 10, 2001, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. served as sub-administrator and was paid an annual fee of 0.05% of the average daily net assets of EF, JF and IGF.

    C. DISTRIBUTION FEES -- Pursuant to a Distribution Agreement dated April 11, 2001, JPMFD serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares.

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25%, 0.75% and 0.75% of the average daily net assets of the Class A, Class B and Class C Shares, respectively, for distribution services. In addition, JPMFD receives any contingent deferred sales charges
    (CDSC) from redemptions of Class B and Class C shares.

    The Distributor waived fees and reimbursed expenses as outlined in Note 2.F. below.

    Prior to April 11, 2001, FDI acted as JPMIF's Distributor.

    D. SHAREHOLDER SERVICING FEES -- JPMIF has entered into a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to IEF, IOF and EMF shareholders. MFG has adopted an Administrative Services Plan for shares of EF, JF and IGF which, among other things, provides that MFG on behalf of EF, JF and IGF may obtain the services of one or more Shareholder Servicing Agents. To date, Chase and certain affiliates have been the only Shareholder Servicing Agents of the EF, JF and IGF. For these services Morgan or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below ()%:

                                                                           Institutional    Select
Fund                                       Class A     Class B     Class C     Class         Class
--------------------------------------------------------------------------------------------------
EF                                             --        0.25        0.25       0.10         0.25
JF                                             --        0.25         n/a        n/a          n/a
IGF                                            --        0.25         n/a        n/a          n/a
IEF                                          0.25        0.25         n/a       0.10         0.25
IOF                                          0.25        0.25         n/a       0.10         0.25
EMF                                          0.25        0.25         n/a       0.10         0.25

    In addition, Morgan, Charles Schwab & Co. ("Schwab") and JPMIF are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of IEF, IOF and EMF available to customers of investment advisers and other financial intermediaries who are Schwab's clients. IEF, IOF and EMF are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMIF and Morgan is terminated, IEF, IOF and EMF would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

    The Shareholder Servicing Agents waived fees as outlined in Note 2.F. below.

    E. CUSTODIAN AND ACCOUNTING FEES -- Chase provides portfolio accounting and custody services for EF and JF. Compensation for such services is presented in the Statement of Operations as custodian fees. On September 10, 2001, Chase began providing portfolio accounting and custody services for IEF, IOF and EMF. The amounts paid to Chase by IEF, IOF and EMF for custody and accounting fees were $22,247, $52,005 and $37,314, respectively, and are included in custodian fees as presented on the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

    F. WAIVERS AND REIMBURSEMENTS -- For the year ended October 31, 2001, the Funds' vendors waived fees for each of the Funds as follows:

    Voluntary Waivers:

                       Investment                   Shareholder
                        Advisory    Administration   Servicing      Distribution
------------------------------------------------------------------------------------
EF                      $183,074        $5,002         $  272           $   --
JF                        17,806         2,671            522            3,930
IGF                       28,944         4,342          6,560            7,236

  Contractual Waivers:

                       Investment                   Shareholder
                        Advisory    Administration   Servicing      Distribution
------------------------------------------------------------------------------------
EF                      $35,150        $ 8,787          $   397         $   --
JF                        1,830            274               60            398
IGF                       6,031            904            1,507          1,507
IEF                          --             --           10,712             --
IOF                          --             --           29,177             --
EMF                          --         19,990           11,650             --

    For each of the Funds, for the year ended October 31, 2001, the Administrator contractually and the Distributor voluntarily reimbursed expenses as follows:

    Expense Reimbursements by:

                            Administrator                    Distributor
--------------------------------------------------------------------------------
EF                             $     --                         $ 6,844
JF                               30,100                          92,952
IGF                              18,114                          36,468
IEF                                 222                              --
IOF                                  --                              --
EMF                             129,838                              --

    G. FUND SERVICES FEES -- JPMIF had a Fund Services Agreement with Pierpont Group, Inc. ("PGI"), who assisted the Trustees in exercising their overall supervisory responsibilities for the Fund's affairs. The Trustees of the Fund represented all the existing shareholders of PGI. In connection with the Reorganization Plans (see Note 7), JPMIF terminated its agreement with PGI.

3. INVESTMENT TRANSACTIONS

For the period ended October 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows:

                 Purchases          Sales            Purchases             Sales
             (excluding U.S.   (excluding U.S.        of U.S.             of U.S.
                Government)        Government)       Government          Government
-------------------------------------------------------------------------------------
EF         $  407,377,951   $    446,795,044     $         --        $         --
JF              3,690,018          4,748,921               --                  --
IGF             6,322,893          1,389,295               --                  --
IEF**         266,003,341        476,948,130               --                  --
IOF**         430,273,485        584,813,226               --                  --
EMF**          84,853,715        121,710,401               --                  --

----------
** Prior to the open of business on September 10, 2001, IEF, IOF and EMF invested all of its investable assets in The International Equity
   Portfolio, The International Opportunities Portfolio and The Emerging Markets Equity Portfolio, (collectively, the "Portfolios"). The purchases and sales disclosed prior to September 10, 2001 are those of the respective Portfolios.

4. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2001, are as follows:

                                     Gross            Gross           Net Unrealized
               Aggregate          Unrealized        Unrealized         Appreciation/
                 Cost            Appreciation      Depreciation       (Depreciation)
-------------------------------------------------------------------------------------
EF         $   53,530,561   $      3,014,200     $    (422,001)      $   2,592,199
JF              1,048,750             10,790          (226,633)           (215,843)
IGF             4,698,516             78,473        (1,170,813)         (1,092,340)
IEF           160,060,291         21,819,567       (14,896,354)          6,923,213
IOF           304,004,536         13,989,463       (46,983,023)        (32,993,560)
EMF           116,546,832          9,039,079       (32,677,493)        (23,638,414)

As of October 31, 2001, the following Funds have capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                                   Expiration
                                                  Amount              Date
------------------------------------------------------------------------------

EF                                      $       744,093       October 31, 2008
                                             16,770,422       October 31, 2009
                                        ---------------
                                            17,514,515

The above capital loss carryover includes $518,792 of losses acquired from J.P.Morgan European Equity Fund. Utilization of these losses may be subject to an annual limitation as prescribed by the Internal Revenue Code.

JF                                              350,685       October 31, 2006
                                                732,804       October 31, 2009
                                        ---------------
                                              1,083,489
IGF                                             234,221       October 31, 2009

IEF                                           3,282,231       October 31, 2008
                                             39,498,684       October 31, 2009
                                        ---------------
                                             42,780,915

The above capital loss carryover includes $3,282,231 of losses acquired from J.P.Morgan International Equity Fund. Utilization of these losses may be subject to an annual limitation as prescribed by the Internal Revenue Code.

IOF                                          15,005,377       October 31, 2008
                                             70,979,742       October 31, 2009
                                        -----------------
                                             85,985,119

The above capital loss carryover includes $9,500,363 and $5,505,014 of losses acquired from J.P.Morgan International Opportunities Fund and JPMorgan Fleming
International Equity Fund, respectively. Utilization of these losses may be subject to an annual limitation as prescribed by the Internal Revenue Code.

EMF                                           3,176,327       October 31, 2005
                                             84,231,429       October 31, 2006
                                             28,177,633       October 31, 2007
                                              2,888,019       October 31, 2008
                                             12,743,985       October 31, 2009
                                        -----------------
                                            131,217,393

The above capital loss carryover includes $11,262,946 of losses acquired from J.P.Morgan Emerging Markets Equity Fund. Utilization of these losses may be subject to an annual limitation as prescribed by the Internal Revenue Code.

5. CONCENTRATIONS

At October 31, 2001, substantially all of the Funds' net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Fund is invested.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

6. RETIREMENT PLANS

Through May 15, 2001, EF, JF and IGF participated in an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all independent trustees of the Funds who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the period November 1, 2000 to May 15, 2001, included in Trustees Fees in the Statement of Operations were as follows:

                                                  Pension
    Fund                                         Expenses
---------------------------------------------------------------------
    EF                                             $864
    JF                                               21
    IGF                                              11

 In connection with the consolidation of the heritage J.P. Morgan and heritage Chase fund families and the reduction in the number of combined trustees on the new board from 22 to 8, the Pension Plan was terminated effective May 15, 2001. In furtherance of this termination, the Trustees were paid an amount equal, in aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the JPMorgan (Formerly Chase Vista) Funds. The remaining $5.65 million was reimbursed by Chase on May 16, 2001. Certain of the trustees have elected to defer receipt of such amount pursuant to a deferred compensation plan. The amount of the Chase reimbursement and the amounts rolled into the deferred compensation plan are listed below.

                                                      Deferred
                               Chase                Compensation
    Fund Name               Reimbursement             Rollover
---------------------------------------------------------------------
    EF                        $6,844                  $11,020
    JF                           779                    1,206
    IGF                           46                       82

Accrued liability and expense amounts from the deferred compensation plan are included in Trustees' fees on the Statement of Assets and Liabilities and the Statement of Operations, respectively.

7. REORGANIZATIONS

Prior to the open of business on September 10, 2001, the JPMorgan European
Fund, J.P. Morgan Institutional International Equity Fund, J.P.Morgan Institutional International Opportunities Fund and J.P. Morgan Institutional Emerging Markets Equity Fund (collectively, the "Acquiring Funds") acquired all the net assets of J.P. Morgan European Equity Fund, J.P. Morgan Institutional European Equity Fund, J.P. Morgan International Equity Fund,
J.P. Morgan International Opportunities Fund, JPMorgan International Equity
Fund and J.P. Morgan Emerging Markets Equity Fund (collectively, the "Target Funds"), as shown in the tables below, pursuant to Reorganization Plans approved by the Target Funds' shareholders on July 3, 2001 and July 25, 2001. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds. Holders of Class A Shares in the Target Funds received Class A Shares in the Acquiring Funds, holders of Class B Shares in the Target Funds received Class B Shares in the Acquiring Funds, holders of Select Shares in the Target Funds received Select Shares in the Acquiring Funds and holders of Institutional Class Shares in the Target Funds received Institutional Class Shares in the Acquiring Funds.

The following is a summary of Shares Outstanding, Beneficial Interest Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the Reorganizations:

                                                 JPMorgan Fleming European Fund Reorganization
                                  -------------------------------------------------------------------------
                                    Beneficial                                   Net Asset        Net
                                     Interest           Shares        Net          Value        Unrealized
                                   Outstanding      Outstanding      Assets      Per Share    Depreciation
                                  -------------------------------------------------------------------------
TARGET FUNDS
   J.P.Morgan European Equity
      Fund                           570,760                    $   6,622,776     $ 11.60     $ (92,549)
   J.P.Morgan Institutional
      European Equity Fund           460,428                    $   5,071,319     $ 11.01     $(109,977)
ACQUIRING FUND
   JPMorgan Fleming
   European Fund                                                                              $(371,161)
      Class A                                      2,546,451    $  33,455,007     $ 13.14
      Class B                                        932,669    $  11,808,759     $ 12.66
      Class C                                        251,431    $   3,180,863     $ 12.65
POST REORGANIZATION
   JPMorgan Fleming
   European Fund                                                                              $(573,687)
      Class A                                      2,546,451    $  33,455,007     $ 13.14
      Class B                                        932,669    $  11,808,759     $ 12.66
      Class C                                        251,431    $   3,180,863     $ 12.65
      Select Class                                   503,867    $   6,622,776     $ 13.14
      Institutional Class                            385,794    $   5,071,319     $ 13.14

                                                JPMorgan Fleming International Equity Fund Reorganization
                                 --------------------------------------------------------------------------
                                    Beneficial                                   Net Asset          Net
                                     Interest           Shares        Net          Value        Unrealized
                                   Outstanding      Outstanding      Assets      Per Share     Appreciation
                                  -------------------------------------------------------------------------
TARGET FUNDS
   J.P.Morgan International
      Equity Fund                  4,009,996                      $ 22,787,277      $5.68    $2,003,755
ACQUIRING FUND
   J.P.Morgan Institutional
      International Equity Fund   19,002,339                      $162,636,038      $8.56    $7,220,646
POST REORGANIZATION
   JPMorgan Fleming
   International Equity Fund                                                                 $9,224,401
      Select Class                                  2,660,818     $ 22,787,277      $8.56
      Institutional Class                          19,002,339     $162,636,038      $8.56

                                       64

                                                      JPMorgan Fleming International
                                                     Opportunities Fund Reorganization
                                  -------------------------------------------------------------------------
                                    Beneficial                                   Net Asset         Net
                                     Interest         Shares           Net         Value        Unrealized
                                   Outstanding      Outstanding      Assets      Per Share     Depreciation
                                  -------------------------------------------------------------------------
TARGET FUNDS
   J.P.Morgan International
      Opportunities Fund           4,184,586                      $ 36,908,385      $8.82  $ (2,947,751)
   JPMorgan Fleming
   International
   Equity Fund                                                                             $ (2,650,966)
      Class A                                       2,445,826     $ 22,734,537      $9.30
      Class B                                         373,724       $3,366,479      $9.01
ACQUIRING FUND
   J.P.Morgan Institutional
      International
      Opportunities Fund          25,736,573                      $236,280,023      $9.18  $(18,438,049)
POST REORGANIZATION
   JPMorgan Fleming International
   Opportunities Fund                                                                      $(24,036,766)
      Class A                                       2,477,798     $ 22,734,537      $9.18
      Class B                                         366,803     $  3,366,479      $9.18
      Select Class                                  4,020,485     $ 36,908,385      $9.18
      Institutional Class                          25,736,573     $236,280,023      $9.18

                                                      JPMorgan Fleming Emerging Markets
                                                          Equity Fund Reorganization
                                  -------------------------------------------------------------------------
                                    Beneficial                                   Net Asset        Net
                                     Interest         Shares           Net         Value       Unrealized
                                   Outstanding      Outstanding      Assets      Per Share    Depreciation
                                  -------------------------------------------------------------------------
TARGET FUND
   J.P.Morgan Emerging Markets
      Equity Fund                  4,483,148                       $26,543,491      $5.92  $ (9,651,339)
ACQUIRING FUND
   J.P.Morgan Institutional
      Emerging Markets Equity
      Fund                        13,971,694                       $77,889,883      $5.57  $(51,507,778)
POST REORGANIZATION
   JPMorgan Fleming Emerging
   Markets Equity Fund                                                                     $(61,159,117)
      Select Class                                 4,764,854       $26,543,491      $5.57
      Institutional Class                         13,971,694       $77,889,883      $5.57

Below is the Statement of Operations for The International Equity Portfolio ("Master Portfolio") for the period from November 1, 2000 through September 9, 2001.

INVESTMENT INCOME:
   Interest income                                                     $     402,625
   Dividend income (Net of foreign withholding tax of $723,492)            4,569,747
                                                                       -------------
          Total investment income                                          4,972,372
                                                                       -------------
EXPENSES:
   Advisory fee                                                            1,802,332
   Custodian fees and expenses                                               319,311
   Professional fees and expenses                                             39,532
   Administrative services fees                                               70,368
   Printing expenses                                                          12,818
   Fund services fees                                                          4,138
   Trustees' fees and expenses                                                 3,539
   Administration fee                                                          1,565
   Other                                                                       1,321
                                                                       -------------
          Total expenses                                                   2,254,924
                                                                       -------------
            Net investment income                                          2,717,448
                                                                       -------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investment transactions                                               (35,587,804)
   Futures contracts                                                      (3,246,317)
   Foreign currency contracts and transactions                             2,986,831
                                                                       -------------
          Net realized loss                                              (35,847,290)
                                                                       -------------
Net change in unrealized appreciation/(depreciation) on:
   Investment transactions                                               (50,401,982)
   Futures contracts                                                        (204,388)
   Foreign currency contracts and translations                              (280,750)
                                                                       -------------
          Net change in unrealized appreciation/(depreciation)           (50,887,120)
                                                                       -------------
Net decrease in net assets resulting from operations                   $ (84,016,962)
                                                                       =============

The allocated income and expenses of the Master Portfolio attributable to the J.P. Morgan Institutional International Equity Fund was 89.7% and 89.8% of the Master's income and expenses and 10.3% and 10.2% to J.P. Morgan International Equity Fund for the period November 1, 2000 through September 9, 2001.

Below is a summary of the fund level expenses for the J.P. Morgan International Equity Fund for the period November 1, 2000 through September 9, 2001.

   Financial and fund accounting services fee                            $    42,877
   Transfer agent fees                                                        32,625
   Shareholder servicing fees                                                 77,297
   Registration fees                                                          21,660
   Printing expenses                                                          13,494
   Professional fees                                                           9,256
   Administrative services fees                                                7,241
   Fund services fees                                                            429
   Trustees' fees and expenses                                                   429
   Administration fee                                                            268
   Other                                                                       4,999
                                                                         -----------
          Total fund expenses                                            $   210,575
                                                                         ===========

Below is the Statement of Operations for The International Opportunities Portfolio ("Master Portfolio") for the periods indicated.

                                                                           12/1/00               Year
                                                                           Through              Ended
INVESTMENT INCOME:                                                          9/9/01             11/30/00
                                                                     ---------------       ---------------
   Interest income                                                   $       695,555       $    1,531,888
   Dividend income (Net of foreign withholding tax of
      $1,270,572, $1,290,896)                                              6,807,121            8,007,926
                                                                     ---------------       ---------------
          Total investment income                                          7,502,676            9,539,814
                                                                     ---------------       ---------------
EXPENSES:
   Advisory fee                                                            1,980,381            3,268,904
   Custodian fees and expenses                                               423,692              616,278
   Professional fees and expenses                                             36,767               53,353
   Administrative services fees                                               77,187              132,072
   Printing expenses                                                           4,726                   --
   Amortization of organization expenses                                       1,923                2,570
   Fund services fees                                                          4,383                8,347
   Trustees' fees and expenses                                                 4,369                5,359
   Administration fee                                                          1,687                3,736
   Other                                                                         954               11,664
                                                                     ---------------       ---------------
          Total expenses                                                   2,536,069            4,102,283
                                                                     ---------------       ---------------
            Net investment income                                          4,966,607            5,437,531
                                                                     ---------------       ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investment transactions                                               (64,219,759)          17,983,724
   Futures contracts                                                      (4,231,447)             621,663
   Foreign currency contracts and transactions                               137,713           (2,675,831)
                                                                     ---------------       ---------------
          Net realized gain/(loss)                                       (68,313,493)          15,929,556
                                                                     ---------------       ---------------
Net change in unrealized appreciation/(depreciation) on:
   Investment transactions                                               (10,470,578)         (84,288,144)
   Futures contracts                                                         822,641           (2,539,215)
   Foreign currency contracts and translations                             2,777,228           (2,792,975)
                                                                     ---------------       ---------------
          Net change in unrealized depreciation                           (6,870,709)         (89,620,334)
                                                                     ---------------       ---------------
Net decrease in net assets resulting from operations                 $   (70,217,595)      $  (68,253,247)
                                                                     ===============       ===============

The allocated income and expenses of the Master Portfolio attributable to the J.P. Morgan Institutional International Opportunities Fund was 85.0% and 84.6% of the Master's income and expenses and 15.0% and 15.4% to J.P. Morgan International Opportunities Fund for the period December 1, 2000 through September 9, 2001.

Below is a summary of the fund level expenses for the J.P. Morgan International Opportunities Fund for the period December 1, 2000 through September 9, 2001.

Financial and fund accounting services fee       $  38,767
Transfer agent fees                                 30,844
Shareholder servicing fees                         127,196
Registration fees                                   26,881
Printing expenses                                    9,994
Professional fees                                    8,642
Amortization of organization expenses                1,523
Administrative services fees                        11,902
Fund services fees                                     682
Trustees' fees and expenses                            686
Administration fee                                     476
Other                                                5,703
                                                 ---------
        Total fund expenses                      $ 263,296
                                                 =========

Below is the Statement of Operations for The Emerging Markets Equity Portfolio ("Master Portfolio") for the period from November 1, 2000 through September 9, 2001.

INVESTMENT INCOME:
  Interest income                                                $           45,486
  Dividend income (Net of foreign withholding tax of $314,398)            2,490,546
                                                                 ------------------
         Total investment income                                          2,536,032
                                                                 ------------------
EXPENSES:
  Advisory fee                                                            1,003,111
  Custodian fees and expenses                                               267,980
  Professional fees and expenses                                             37,924
  Administrative services fees                                               23,460
  Printing expenses                                                          14,757
  Fund services fees                                                          1,317
  Trustees' fees and expenses                                                 1,219
  Administration fee                                                            511
  Other                                                                      11,896
                                                                 ------------------
         Total expenses                                                   1,362,175
                                                                 ------------------
           Net investment income                                          1,173,857
                                                                 ------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
    Investment transactions                                             (14,607,681)
    Foreign currency contracts and transactions                            (261,599)
                                                                 ------------------
           Net realized loss                                            (14,869,280)
                                                                 ------------------
Net change in unrealized appreciation/(depreciation) on:
    Investment transactions                                              53,212,519
    Foreign currency contracts and translations                              10,642
                                                                 ------------------
           Net change in unrealized appreciation/(depreciation)          53,223,161
                                                                 ------------------
Net increase in net assets resulting from operations             $       39,527,738
                                                                 ==================

The allocated income and expenses of the Master Portfolio attributable to the J.P. Morgan Institutional Emerging Markets Equity Fund was 73.7% and 73.8% of the Master's income and expenses and 26.3% and 26.2% to J.P. Morgan Emerging Markets Equity Fund for the period November 1, 2000 through September 9, 2001.

Below is a summary of the fund level expenses for the J.P. Morgan Emerging Markets Equity Fund for the period November 1, 2000 through September 9, 2001.

   Financial and fund accounting services fee         $    42,877
   Transfer agent fees                                     32,094
   Shareholder servicing fees                              65,453
   Registration fees                                       15,928
   Printing expenses                                       19,095
   Professional fees                                        9,382
   Administrative services fees                             6,124
   Fund services fees                                         344
   Trustees' fees and expenses                                306
   Administration fee                                         244
   Other                                                    8,568
                                                      -----------
         Total fund expenses                              200,415
                                                      -----------
   Less expense reimbursements                            100,250
                                                      -----------
         Net fund expenses                            $   100,165
                                                      -----------

8.  BANK BORROWINGS

EF, JF and IGF may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The EF, JF and IGF have entered into an agreement, enabling them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The EF, JF and IGF also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand. This agreement will expire on January 4, 2002.

IEF, IOF and EMF may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective June 20, 2001 IEF, IOF and EMF, along with certain other funds managed by JPMIM, entered into a $150 million bank line of credit agreement with Chase Manhattan Bank ("Chase", an affiliate of JPMIM), as administrative agent and Commerzbank AG as co-administrative agent. Borrowings under the agreement will bear interest at approximate market rates. A commitment fee is charged at an annual rate of 0.085% on the unused portion of the committed amount. This agreement will expire on June 20, 2002.

Prior to June 20, 2001, IEF, IOF and EMF, along with certain other funds managed by JPMIM, were in a $150 million line of credit agreement with DeutscheBank. This agreement expired on June 20, 2001.

The Funds had no borrowings outstanding at October 31, 2001 nor at any time during the year then ended.

9.  SUBSEQUENT EVENT

On November 10, 2001, The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York merged to form JPMorgan Chase Bank. The new Administrator and Shareholder Servicing Agent for the funds will be the JPMorgan Chase Bank. As a result, all references in the Annual Report to either the Chase Manhattan Bank or Morgan Guaranty Trust Company of New York should be replaced with JPMorgan Chase Bank.
Effective December 19, 2001, the JPMorgan Fleming International Equity Fund was renamed to JPMorgan Fleming International Value Fund. Concurrent with the subsequent name change, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

10. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented:

EUROPEAN FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A                     CLASS B                   CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Amount       Shares          Amount      Shares        Amount      Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                      $  198,407,068     13,648,723    $  1,620,095    108,500   $  1,279,321    86,250
Shares issued in reinvestment of distributions        2,972,714        194,295       1,372,364     92,602        140,186     9,466
Shares redeemed                                    (227,735,909)   (15,593,277)     (5,502,103)  (394,766)    (1,473,548) (104,936)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding          $  (26,356,127)    (1,750,259)   $ (2,509,644)  (193,664)  $    (54,041)   (9,220)
===================================================================================================================================
                                                                        YEAR ENDED OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                      $  152,430,045      7,611,529    $ 13,524,350    648,088   $  3,763,724   181,183
Shares issued in reinvestment of distributions          644,441         32,515         187,697      9,670         26,141     1,347
Shares redeemed                                    (126,511,270)    (6,291,220)     (4,141,614)  (210,469)      (583,251)  (29,129)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding          $   26,563,216      1,352,824    $  9,570,433    447,289   $  3,206,614   153,401
===================================================================================================================================
                                                      INSTITUTIONAL                SELECT
---------------------------------------------------------------------------------------------------
                                                  Amount       Shares         Amount      Shares
---------------------------------------------------------------------------------------------------
                                                             YEAR ENDED OCTOBER 31, 2001*
---------------------------------------------------------------------------------------------------
Shares sold                                      $         -           -     $  7,475,346  592,764
Shares issued in connection with Fund
reorganization (see Note 7)                        5,071,319     385,794        6,622,776  503,867
Shares issued in reinvestment of
distributions                                              -           -                -        -
Shares redeemed                                     (250,392)    (20,781)      (8,063,075)(629,212)
---------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding          $ 4,820,927     365,013     $  6,035,047  467,419
===================================================================================================

----------
* For Class I and Select Class, from commencement of offering on September 10, 2001.

JAPAN FUND

----------------------------------------------------------------------------------------------------------
                                                              CLASS A                       CLASS B
----------------------------------------------------------------------------------------------------------
                                                      Amount             Shares     Amount         Shares
----------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------------
Shares sold                                        $   4,809,307        735,120    $   362,205     55,523
Shares issued in reinvestment of distributions                 -              -              -          -
Shares redeemed                                       (5,873,434)      (894,645)      (458,123)   (69,902)
----------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding            $  (1,064,127)      (159,525)   $   (95,918)   (14,379)
==========================================================================================================
                                                            YEAR ENDED OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------
Shares sold                                        $   4,116,044        443,154    $   858,258     89,593
Shares issued in reinvestment of distributions                 -              -              -          -
Shares redeemed                                       (5,601,150)      (574,334)    (1,537,601)  (161,845)
----------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding            $  (1,485,106)      (131,180)   $  (679,343)   (72,252)
==========================================================================================================

INTERNATIONAL GROWTH FUND
----------------------------------------------------------------------------------------------------------
                                                                CLASS A                    CLASS B
----------------------------------------------------------------------------------------------------------
                                                      Amount             Shares     Amount         Shares
----------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31, 2001*
----------------------------------------------------------------------------------------------------------
Shares sold                                        $   4,000,000        404,260    $  1,000,000    100,000
Shares issued in reinvestment of distributions             5,660            681               -          -
Shares redeemed                                                -              -               -          -
----------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding            $   4,005,660        404,941    $  1,000,000    100,000
==========================================================================================================

----------
* From commencement of operations on December 29, 2000.

INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                           CLASS A             CLASS B              INSTITUTIONAL                  SELECT
------------------------------------------------------------------------------------------------------------------------------------
                                      Amount    Shares     Amount    Shares      Amount       Shares         Amount        Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                        $  113,400   13,795   $  10,000   1,232   $  316,013,796   32,342,192  $  21,215,837   2,596,299
Shares issued in connection with
Fund reorganization (see Note 7)            -        -           -       -                -            -     22,787,277   2,660,818
Shares issued in reinvestment of
distributions                               -        -           -       -       24,879,252    2,282,500              -           -
Shares redeemed                      (105,671) (12,550)          -       -     (513,446,590) (52,655,807)   (22,353,974) (2,685,241)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund
shares outstanding                 $    7,729    1,245   $  10,000   1,232   $ (172,553,542) (18,031,115) $ 21,649,140    2,571,876
====================================================================================================================================
                                                           YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                  $  327,741,513   23,795,666
Shares issued in reinvestment of distributions                                   15,916,320    1,136,880
Shares redeemed                                                                (339,443,370) (24,431,524)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                      $    4,214,463      501,022
====================================================================================================================================

----------
* For Select Class, from commencement of offering on September 10, 2001. For Class A and Class B, from commencement of offering on September 28, 2001.

INTERNATIONAL OPPORTUNITIES FUND

------------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A                CLASS B             INSTITUTIONAL               SELECT
------------------------------------------------------------------------------------------------------------------------------------
                                       Amount     Shares      Amount    Shares     Amount       Shares       Amount        Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                        $  3,231,038   383,365  $    38,698    4,675 $ 534,074,207  52,535,263  $ 35,402,253   4,146,526
Shares issued in connection with
Fund reorganization (see Note 7)     22,734,537 2,477,798    3,366,479  366,803             -           -    36,908,385   4,020,485
Shares issued in reinvestment
of distributions                              -         -            -        -     2,297,971     210,774            -            -
Shares redeemed                      (3,460,231) (399,585)    (251,451) (29,483) (682,977,561)(66,500,130)  (33,286,526) (3,854,738)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund
shares outstanding                 $ 22,505,344 2,461,578  $ 3,153,726  341,995 $(146,605,383)(13,754,093) $ 39,024,112   4,312,273
====================================================================================================================================
                                                                    YEAR ENDED NOVEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                     $ 369,444,246  28,151,478
Shares issued in reinvestment of distributions                                      1,418,151     107,589
Shares redeemed                                                                  (214,645,692)(16,442,530)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                                         $ 156,216,705  11,816,537
====================================================================================================================================
                                                                    YEAR ENDED NOVEMBER 30, 1999
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                     $ 137,481,093  11,952,452
Shares issued in reinvestment of distributions                                      2,948,397     296,229
Shares redeemed                                                                  (169,181,904)(15,635,430)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding                                         $ (28,752,414) (3,386,749)
====================================================================================================================================

----------
* The Fund changed its fiscal year end from November 30 to October 31. For Class A, Class B and Select Class, from commencement of offering on September 10, 2001.

EMERGING MARKETS EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A           CLASS B                INSTITUTIONAL                     SELECT
------------------------------------------------------------------------------------------------------------------------------------
                                     Amount   Shares    Amount    Shares     Amount          Shares          Amount       Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31, 2001*
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                         $ 10,000   2,049  $  10,000    2,049  $   54,049,243    7,486,602   $   9,365,752     1,887,408
Shares issued in connection with
Fund reorganization (see Note 7)           -       -          -        -               -            -      26,543,491     4,764,854
Shares issued in reinvestment of
distributions                              -       -          -        -          65,504       10,348               -             -
Shares redeemed                            -       -          -        -     (66,939,375) (10,986,815)     (11,596,430)  (2,318,979)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund
shares outstanding                  $ 10,000   2,049  $  10,000    2,049  $  (12,824,628)  (3,489,865)  $  24,312,813     4,333,283
====================================================================================================================================
                                                                     YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                               $ 46,986,381   5,702,891
Shares issued in reinvestment of distributions                                 678,435      79,629
Shares redeemed                                                            (61,493,476) (7,352,228)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding                                   $(13,828,660) (1,569,708)
====================================================================================================================================

----------

* For Select Class, from commencement of offering on September 10, 2001. For Class A and Class B, from commencement of offering on September 28, 2001.

JPMorgan FLEMING FUNDS
FINANCIAL HIGHLIGHTS

                                                                                           European Fund^
                                                                        -----------------------------------------------------
                                                                                              Class A
                                                                        -----------------------------------------------------
                                                                                       Year Ended October 31,
                                                                        -----------------------------------------------------
                                                                           2001      2000        1999        1998      1997
                                                                        --------   --------    --------    --------   -------
Net asset value, beginning of period                                    $  17.87   $  16.52    $  14.47     $ 14.10   $ 11.99
                                                                        --------   --------    --------    --------   -------
Income from investment operations:
 Net investment income                                                      0.02@     (0.12)@     (0.06)@      0.15      0.05
 Net gains or losses in securities (both realized and unrealized)          (3.24)      1.83        2.31        2.16      3.01
                                                                        --------   --------    --------    --------   -------
  Total from investment operations                                         (3.22)      1.71        2.25        2.31      3.06
                                                                        --------   --------    --------    --------   -------
Distributions to shareholders from:
 Dividends from net investment income                                        --         --         0.09        0.22      0.10
 Distributions from capital gains                                           1.69       0.36        0.11        1.72      0.85
                                                                        --------   --------    --------    --------   -------
  Total dividends and distributions                                         1.69       0.36        0.20        1.94      0.95
                                                                        --------   --------    --------    --------   -------
Net asset value, end of period                                          $  12.96   $  17.87    $  16.52     $ 14.47   $ 14.10
                                                                        ========   ========    ========    ========   =======
Total return(1)                                                           (19.49)%    10.13%      15.60%      18.71%    28.19%
Ratios/supplemental data:
 Net assets, end of period (000 omitted)                                $ 32,317   $ 75,801    $ 47,759     $33,743   $12,965
Ratios to average net assets:
 Net expenses                                                               1.75%      1.74%       1.74%       1.74%     1.75%
 Net investment income                                                      0.17%     (0.60)%     (0.40)%     (0.07)%    0.32%
 Expenses without waivers, reimbursements and earnings credits              2.07%      1.95%       2.06%       2.38%     2.84%
 Net investment income without waivers, reimbursements and earnings
 credits                                                                   (0.15)%    (0.81)%     (0.72)%     (0.71)%   (0.77)%
Portfolio turnover rate                                                      564%       161%        149%        183%      170%

----------
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. ^ Formerly Chase Vista European Fund.

                       See notes to financial statements.

                                                                                           European Fund^
                                                                        -----------------------------------------------------
                                                                                              Class B
                                                                        -----------------------------------------------------
                                                                                       Year Ended October 31,
                                                                        -----------------------------------------------------
                                                                           2001      2000        1999        1998      1997
                                                                        --------   --------    --------    --------   -------
Net asset value, beginning of period                                    $  17.38   $  16.18    $  14.24    $  13.93   $ 11.93
                                                                        --------   --------    --------    --------   -------
Income from investment operations:
 Net investment income                                                     (0.09)@    (0.27)@     (0.18)@      0.08      0.04
 Net gains or losses in securities (both realized and unrealized)          (3.12)      1.83        2.26        2.10      2.89
                                                                        --------   --------    --------    --------   -------
  Total from investment operations                                         (3.21)      1.56        2.08        2.18      2.93
                                                                        --------   --------    --------    --------   -------
Distributions to shareholders from:
 Dividends from net investment income                                        --         --         0.03        0.15      0.08
 Distributions from capital gains                                           1.69       0.36        0.11        1.72      0.85
                                                                        --------   --------    --------    --------   -------
  Total dividends and distributions                                         1.69       0.36        0.14        1.87      0.93
                                                                        --------   --------    --------    --------   -------
Net asset value, end of period                                          $  12.48   $  17.38    $  16.18    $  14.24   $ 13.93
                                                                        ========   ========    ========    ========   =======
Total return(1)                                                           (20.03)%     9.40%      14.66%      17.89%    27.25%
Ratios/supplemental data:
 Net assets, end of period (000 omitted)                                $ 10,905   $ 18,546    $ 10,038    $  9,457   $ 2,218
Ratios to average net assets:
 Net expenses                                                               2.50%      2.49%       2.51%       2.50%     2.51%
 Net investment income                                                     (0.62)%    (1.35)%     (1.12)%     (0.75)%   (0.30)%
 Expenses without waivers, reimbursements and earnings credits              2.82%      2.69%       2.83%       2.91%     3.58%
 Net investment income without waivers, reimbursements and earnings
 credits                                                                   (0.94)%    (1.55)%     (1.44)%     (1.16)%   (1.37)%
Portfolio turnover rate                                                      564%       161%        149%        183%      170%

----------
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load. ^ Formerly Chase Vista European Fund.

                       See notes to financial statements.

                                                                                           European Fund^
                                                                        ------------------------------------------------------
                                                                                    Class C            Institutional   Select
                                                                        ------------------------------------------------------
                                                                          Year        Year   11/01/98*    09/10/01**  09/10/01**
                                                                         Ended       Ended    Through      Through     Through
                                                                        10/31/01   10/31/00  10/31/99     10/31/01    10/31/01
                                                                        --------   --------  ---------    ----------  --------
Net asset value, beginning of period                                    $  17.37   $  16.19  $   14.24    $    13.14  $  13.14
                                                                        --------   --------  ---------    ----------  --------
Income from investment operations:
 Net investment income                                                     (0.08)@    (0.26)@    (0.08)@       (0.05)@      --@
 Net gains or losses in securities (both realized and unrealized)          (3.13)      1.80       2.17         (0.10)    (0.17)
                                                                        --------   --------  ---------    ----------  --------
  Total from investment operations                                         (3.21)      1.54       2.09         (0.15)    (0.17)
                                                                        --------   --------  ---------    ----------  --------
Distributions to shareholders from:
 Dividends from net investment income                                         --         --       0.03            --        --
 Distributions from capital gains                                           1.69       0.36       0.11            --        --
                                                                        --------   --------  ---------    ----------  --------
  Total dividends and distributions                                         1.69       0.36       0.14            --        --
                                                                        --------   --------  ---------    ----------  --------
Net asset value, end of period                                          $  12.47   $  17.37  $   16.19    $    12.99  $  12.97
                                                                        ========   ========  =========    ==========  ========
Total return(1)                                                           (20.04)%     9.27%     14.73%        (1.14)%   (1.29)%
Ratios/supplemental data:
 Net assets, end of period (000 omitted)                                $  2,922   $  4,229  $   1,460    $    4,740  $  6,063
Ratios to average net assets#:
 Net expenses                                                               2.50%      2.49%      2.51%         1.00%     1.50%
 Net investment income                                                     (0.55)%    (1.33)%    (0.61)%       (2.60)%   (0.06)%
 Expenses without waivers, reimbursements and earnings credits              2.82%      2.67%      2.83%         3.34%^^   3.74%^^
 Net investment income without waivers, reimbursements and
 earnings credits                                                          (0.87)%    (1.51)%    (0.93)%       (4.94)%^^ (2.30)%^^
Portfolio turnover rate                                                      564%       161%       149%          564%      564%

----------
**  Commencement of offering of class of shares.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load. # Short periods have been annualized.
 ^  Formerly Chase Vista European Fund.
 ^^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                                             Japan Fund^
                                                                        ------------------------------------------------------
                                                                                               Class A
                                                                        ------------------------------------------------------
                                                                                         Year Ended October 31,
                                                                        ------------------------------------------------------
                                                                           2001      2000        1999        1998      1997
                                                                        --------   --------    --------    --------   --------
Net asset value, beginning of period                                    $   8.12   $   9.84    $   6.41    $   9.52   $  9.42
                                                                        --------   --------    --------    --------   -------
Income from investment operations:
 Net investment income                                                     (0.08)@    (0.15)@     (0.07)@      0.27      0.08
 Net gains or losses in securities (both realized and unrealized)          (2.75)     (1.57)       3.50       (2.91)     0.24
                                                                        --------   --------    --------    --------   -------
  Total from investment operations                                         (2.83)     (1.72)       3.43       (2.64)     0.32
                                                                        --------   --------    --------    --------   -------
Distributions to shareholders from:
 Dividends from net investment income                                         --         --          --        0.26      0.22
 Distributions from capital gains                                             --         --          --          --        --
 Tax return of capital                                                        --         --          --        0.21        --
                                                                        --------   --------    --------    --------   -------
  Total dividends and distributions                                           --         --          --        0.47      0.22
                                                                        --------   --------    --------    --------   -------
Net asset value, end of period                                          $   5.29   $   8.12    $   9.84    $   6.41   $  9.52
                                                                        ========   ========    ========    ========   =======
Total return(1)                                                           (34.85)%   (17.48)%     53.51%     (28.98)%    3.49%
Ratios/supplemental data:
 Net assets, end of period (000 omitted)                                $    751   $  2,448    $  4,260    $  1,770   $ 5,008
Ratios to average net assets:
 Net expenses                                                               1.75%      1.77%       1.74%       1.76%     1.75%
 Net investment income                                                     (1.22)%    (1.54)%     (0.88)%     (0.56)%   (0.30)%
 Expenses without waivers, reimbursements and earnings credits              9.28%      5.49%       5.44%       3.79%     2.89%
 Net investment income without waivers, reimbursements and earnings
 credits reimbursements                                                    (8.75)%    (5.26)%     (4.58)%     (2.59)%   (1.44)%
Portfolio turnover rate                                                      196%       123%        133%        212%      217%

----------
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. ^ Formerly Chase Vista Japan Fund.

                       See notes to financial statements.

                                                                                             Japan Fund^
                                                                        ------------------------------------------------------
                                                                                               Class B
                                                                        ------------------------------------------------------
                                                                                         Year Ended October 31,
                                                                        ------------------------------------------------------
                                                                           2001      2000        1999        1998      1997
                                                                        --------   --------    --------    --------   --------
Net asset value, beginning of period                                    $   7.93   $   9.65    $   6.32    $   9.42   $   9.35
Income from investment operations:
 Net investment income                                                     (0.13)@    (0.22)@     (0.13)@      0.23      (0.05)
 Net gains or losses in securities (both realized and unrealized)          (2.67)     (1.50)       3.46       (2.90)      0.30
                                                                        --------   --------    --------    --------   --------
  Total from investment operations                                         (2.80)     (1.72)       3.33       (2.67)      0.25
                                                                        --------   --------    --------    --------   --------
Distributions to shareholders from:
 Dividends from net investment income                                         --         --          --        0.22       0.18
 Distributions from capital gains                                             --         --          --          --         --
 Tax return of capital                                                        --         --          --        0.21         --
                                                                        --------   --------    --------    --------   --------
  Total dividends and distributions                                           --         --          --        0.43       0.18
                                                                        --------   --------    --------    --------   --------
Net asset value, end of period                                          $   5.13   $   7.93    $   9.65    $   6.32   $   9.42
                                                                        ========   ========    ========    ========   ========
Total return(1)                                                           (35.31)%   (17.82)%     52.69%     (29.53)%     2.72%
Ratios/supplemental data:
 Net assets, end of period (000 omitted)                                $    135   $    322    $  1,089    $    391   $  1,893
Ratios to average net assets:
 Net expenses                                                               2.47%      2.52%       2.49%       2.51%      2.51%
 Net investment income                                                     (1.92)%    (2.29)%     (1.67)%     (0.97)%    (5.73)%
 Expenses without waivers, reimbursements and earnings credits             11.24%      6.14%       6.19%       4.52%      3.66%
 Net investment income without waivers, reimbursements and earnings
 credits                                                                  (10.69)%    (5.91)%     (5.37)%     (2.98)%    (6.88)%
Portfolio turnover rate                                                      196%       123%        133%        212%       217%

----------
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load. ^ Formerly Chase Vista Japan Fund.

                       See notes to financial statements.

                                            International
                                             Growth Fund ^                             International Equity Fund ^^
                                          -----------------   --------------------------------------------------------------------
                                          Class A   Class B
                                           Shares    Shares   Class A    Class B                      Institutional
                                          --------  --------  --------   --------   ----------------------------------------------
                                          12/29/00* 12/29/00* 09/28/01** 09/28/01**
                                          Through   Through   Through    Through                     Year Ended
                                          -------   -------   -------    -------    ---------------------------------------------
                                          10/31/01  10/31/01  10/31/01   10/31/01   10/31/01  10/31/00 10/31/99 10/31/98 10/31/97
                                          --------  --------  --------   --------   --------  -------- -------- -------- --------
Per share operating performance
Net asset value, beginning of period      $  10.00  $  10.00  $   8.12   $   8.12   $  12.28  $  13.56 $  11.21 $  11.39 $  11.43
                                          --------  --------  --------   --------   --------  -------- -------- -------- --------
Income from investment operations:
 Net investment income                       (0.01)    (0.04)    (0.01)@    (0.01)@     0.07@     0.05     0.19     0.32     0.17
 Net gain or loss in securities (both
  realized and unrealized)                   (2.76)    (2.77)     0.16       0.17      (3.02)    (0.66)    2.51     0.20     0.24
                                          --------  --------  --------   --------   --------  -------- -------- -------- --------
  Total from investment operations           (2.77)    (2.81)     0.15       0.16      (2.95)    (0.61)    2.70     0.52     0.41
                                          --------  --------  --------   --------   --------  -------- -------- -------- --------
Distributions to shareholders from:
 Dividends from net investment income         0.01        --        --         --         --      0.16     0.35     0.35     0.25
 Distributions from capital gains               --        --        --         --       1.05      0.51       --     0.35     0.20
                                          --------  --------  --------   --------   --------  -------- -------- -------- --------
  Total distributions                         0.01        --        --         --       1.05      0.67     0.35     0.70     0.45
                                          --------  --------  --------   --------   --------  -------- -------- -------- --------
Net asset value, end of period            $   7.22  $   7.19  $   8.27   $   8.28   $   8.28  $  12.28 $  13.56 $  11.21 $  11.39
                                          ========  ========  ========   ========   ========  ======== ======== ======== ========
Total return(1)                             (27.68)%  (28.10)%    1.85%      1.97%    (26.06)%   (5.16)%  24.70%    4.95%    3.71%
Ratios/supplemental data:
 Net assets, end of period (000           $  2,922  $    719  $     10   $     10   $142,590  $432,785 $471,195 $366,991 $614,659
 omitted)
Ratios to average net assets#:
 Net expenses                                 2.00%     2.50%     1.45%      1.95%      0.92%     0.95%    0.95%    0.97%    0.93%
 Net investment income                       (0.11)%   (0.51)%   (0.89)%    (1.15)%     0.70%     0.50%    0.81%    0.92%    1.32%
 Expenses without waivers,
  reimbursements  and including interest
  expense                                     5.19%     5.66%    11.06%++   11.58%++    0.93%     0.95%    0.95%    0.97%    0.93%
Net investment income without waivers,
  reimbursements and including interest
  expense                                    (3.30)%   (3.67)%  (10.50)%++ (10.78)%++   0.69%     0.50%    0.81%    0.92%    1.32%
 Interest expense                               --        --        --         --         --        --       --     0.01%      --
Portfolio turnover rate~                        35%       35%       85%        85%        85%       80%      70%      74%      67%

----------
*   Commencement of operations.
**  Commencement of offering of class of shares.
^   Formerly Chase Vista International Growth Fund.
^^  Formerly J.P.Morgan Institutional International Equity Fund.
#   Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
@   Calculated based on average shares outstanding.

~ Prior to September 10, 2001, IEF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 for IEF is the turnover rate of IEP.

++ Due to the size of the net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

                                                                                      International Equity Fund
                                                                  ------------------------------------------------------------------
                                                                                              Select ^^+
                                                                  ------------------------------------------------------------------
                                                                                              Year Ended
                                                                  ------------------------------------------------------------------
                                                                   10/31/01      10/31/00      10/31/99      10/31/98      10/31/97
                                                                  ----------    ----------    ----------    ----------    ----------
Per share operating performance
Net asset value, beginning of period                               $  16.08      $  18.70      $  15.91      $  16.53      $  17.15
                                                                   --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income                                                0.02@         0.27          0.24          0.51          0.23
  Net gain or loss in securities (both realized and unrealized)       (3.39)        (1.07)         3.47          0.21          0.34
                                                                   --------      --------      --------      --------      --------
    Total from investment operations                                  (3.37)        (0.80)         3.71          0.72          0.57
                                                                   --------      --------      --------      --------      --------
Distributions to shareholders from:
  Dividends from net investment
    income                                                             1.14          0.24          0.47          0.63          0.38
  Distributions from capital
    gains                                                              3.29          1.58          0.45          0.71          0.81
                                                                   --------      --------      --------      --------      --------
    Total distributions                                                4.43          1.82          0.92          1.34          1.19
                                                                   --------      --------      --------      --------      --------
Net asset value, end of period                                     $   8.28      $  16.08      $  18.70      $  15.91      $  16.53
                                                                   ========      ========      ========      ========      ========
Total return                                                         (26.66)%       (5.49)%       24.41%         4.87%         3.46%

Ratios/supplemental data:
  Net assets, end of period (000 omitted)                          $ 21,307      $ 55,445      $ 64,860      $ 76,472      $146,659
Ratios to average net assets:
  Net expenses                                                         1.40%         1.30%         1.21%         1.17%         1.12%
  Net investment income                                                0.20%         0.15%         0.55%         0.73%         1.11%
  Expenses without waivers, reimbursements and including interest
    expense                                                            1.40%         1.30%         1.21%         1.17%         1.12%
  Net investment income without waivers, reimbursements and
    including interest expense                                         0.20%         0.15%         0.55%         0.73%         1.11%
  Interest expense                                                       --            --            --          0.01%           --
Portfolio turnover rate~                                                 85%           80%           70%           74%           67%

----------
^^  Formerly J.P.Morgan International Equity Fund.
@   Calculated based on average shares outstanding.
~ Prior to September 10, 2001, IEF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.
+ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization described in Note
    7. Prior periods have been restated to reflect the split.

                       See notes to financial statements.

                                                                       International Opportunities Fund ^^
                                                --------------------------------------------------------------------------------
                                                Class A       Class B                        Institutional
                                                ---------    ----------   ------------------------------------------------------
                                                9/10/01**    9/10/01**    12/01/00              Year Ended             01/26/97 *
                                                Through      Through      Through     -------------------------------  Through
                                                10/31/01     10/31/01     10/31/01***   11/30/00  11/30/99  11/30/98   11/30/97
                                                --------     --------     -----------   --------  --------  --------   ---------
Per share operating performance
Net asset value, beginning of period            $   9.18     $   9.18      $  11.39     $  12.92  $  10.11  $    9.94  $   10.00
                                                ---------     --------     ---------     --------  --------  ---------  ---------
Income from investment operations:
  Net investment income                            (0.01)@      (0.01)@        0.12@        0.08      0.25       0.22       0.07
  Net gains or losses in securities (both
    and unrealized)                                (0.54)       (0.54)        (2.60)       (1.42)     2.88       0.05      (0.13)
                                                ---------     --------     ---------     --------  --------  ---------  ---------
     Total from investment operations              (0.55)       (0.55)        (2.48)       (1.34)     3.13       0.27      (0.06)
                                                ---------     --------     ---------     --------  --------  ---------  ---------
Distributions to shareholders from:
  Dividends from net investment income                --           --          0.11         0.19      0.32       0.10         --
  Distributions from capital gains                    --           --          0.16           --        --         --         --
                                                ---------     --------     ---------     --------  --------  ---------  ---------
    Total dividends and distributions                 --           --          0.27         0.19      0.32       0.10         --
                                                ---------     --------     ---------     --------  --------  ---------  ---------
Net asset value, end of period                  $   8.63     $   8.63      $   8.64     $  11.39  $  12.92  $   10.11  $    9.94
                                                ========     ========      ========     ========  ========  =========  ==========
Total return(1)                                    (5.99)       (5.99)%      (22.24)%     (10.55)%   31.87%     2.69%     (0.60)%(a)

Ratios/supplemental data:
  Net assets, end of period (000 omitted)       $ 21,237     $  2,950      $231,048     $461,016  $370,268  $ 323,918  $ 211,229

Ratios to average net assets #:
  Net expenses                                      1.90%        2.40%         0.94%        0.91%     0.94%      0.99%      0.99%

  Net investment income                            (0.48)%      (0.95)%        1.25%        0.84%     0.76%      1.13%      1.35%

  Expenses without waivers and
    reimbursements                                  1.90%        2.40%         0.95%        0.91%     0.95%      1.02%      1.17%
  Net investment income without waivers and        (0.48)%      (0.95)%        1.24%        0.84%     0.75%      1.10%      1.17%
    reimbursements
  Interest expense                                    --           --            --           --      0.01%        --         --
Portfolio turnover rate~                             110%         110%          110%          86%       80%       143%        72%

----------
*   Commencement of operations.
**  Commencement of offering of class of shares.
*** The Fund changed its fiscal year end from November 30 to October 31.
^^  Formerly J.P.Morgan Institutional International Opportunities Fund.
(a) Not annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#   Short periods have been annualized.
~ Prior to September 10, 2001, IOF invested all of its investable assets in The International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.
@   Calculated based on average shares outstanding.

                       See notes to financial statements.

                                                                                    International Opportunities Fund
                                                                  ------------------------------------------------------------------
                                                                                              Select ^+
                                                                  ------------------------------------------------------------------
                                                                   12/01/00                   Year Ended                   02/26/97*
                                                                   Through      --------------------------------------     Through
Per share operating performance                                    10/31/01 **   11/30/00      11/30/99      11/30/98      11/30/97
                                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                               $  11.81      $  13.41      $  10.45      $  10.32      $  10.41
                                                                   --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income                                                0.08@         0.14          0.22          0.24          0.06
  Net gains or losses in securities (both realized and unrealized)    (2.65)        (1.58)         3.05         (0.01)        (0.15)
                                                                   --------      --------      --------      --------      --------
    Total from investment operations                                  (2.57)        (1.44)         3.27          0.23         (0.09)
                                                                   --------      --------      --------      --------      --------
Distributions to shareholders from:
  Dividends from net investment income                                 0.32          0.16          0.31          0.10            --
  Distributions from capital gains                                     0.28            --            --            --            --
                                                                   --------      --------      --------      --------      --------
    Total dividends and distributions                                  0.60          0.16          0.31          0.10            --
                                                                   --------      --------      --------      --------      --------
Net asset value, end of period                                     $   8.64      $  11.81      $  13.41      $  10.45      $  10.32
                                                                   ========      ========      ========      ========      ========
Total return                                                         (26.66)%      (10.87)%       32.13%         2.30%    (0.80)%(a)

Ratios/Supplemental Data:
  Net assets, end of period (000 omitted)                          $ 37,271      $ 79,408      $ 67,543      $ 55,050      $ 62,939
Ratios to Average Net Assets#:
  Net expenses                                                         1.27%         1.21%         1.18%         1.20%         1.20%
  Net investment income                                                0.85%         0.55%         0.47%         0.96%         1.08%
  Expenses without waivers, reimbursements and including interest
    expense                                                            1.27%         1.21%         1.24%         1.24%         1.51%
  Net investment income without waivers, reimbursements and
    including interest expense                                         0.85%         0.55%         0.41%         0.92%         0.77%
  Interest Expense                                                       --            --          0.01%           --            --
Portfolio Turnover Rate~                                                110%           86%           80%          143%        72%(a)

----------
*   Commencement of operations.
**  The Fund changed its fiscal year end from November 30 to October 31,
^   Formerly J.P. Morgan International Opportunities Fund.
@   Calculated based on average shares outstanding.
(a) Not Annualized
#   Short periods have been annualized.

~ Prior to September 10, 2001, IOF invested all of its investable assets in The International Opportunities Portfolio (IOP). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

+ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization described in Note
    7. Prior periods have been restated to reflect the split.

                       See notes to financial statements.

                                                                              EMERGING MARKETS EQUITY FUND^
                                                              ---------------------------------------------------------
                                                                Class A        Class B          Institutional
                                                              --------------------------   ----------------------------
                                                                09/28/01*      09/28/01*
                                                                Through         Through            Year Ended
                                                                                           ----------------------------
Per share operating performance                                10/31/01        10/31/01       10/31/01        10/31/00
                                                              -----------     ----------    -----------     -----------
Net asset value, beginning of period                          $      4.88     $    4.88    $       6.68     $      7.22
                                                              -----------     ----------    -----------     -----------
Income from investment operations:
     Net investment income                                          (0.01)@       (0.01)@          0.07@           0.02
     Net gains or losses in securities
     (both realized and unrealized)                                  0.27          0.26           (1.60)          (0.50)
                                                              -----------     ----------    -----------     -----------
        Total from investment operations                             0.26          0.25           (1.60)          (0.48)
                                                              -----------     ----------    -----------     -----------
Distributions to shareholders from:
     Dividends from net investment income                              --            --            0.01            0.06
     Distributions from capital gains                                  --            --              --              --
                                                              -----------     ----------    -----------     -----------
        Total dividends and distributions                              --            --            0.01            0.06
                                                              -----------     ----------    -----------     -----------
Net asset value, end of period                                $      5.14     $    5.13     $      5.14     $      6.68
                                                              ===========     ==========    ===========     ===========
Total return (1)                                                     5.33%         5.12%         (22.98)%         (6.88)%
Ratios/supplemental data:
        Net assets, end of period (000 omitted)               $        11     $      11     $    67,335     $   110,711
Ratios to average net assets#:
     Net expenses                                                    2.00%         2.50%           1.45%           1.45%
     Net investment income                                          (1.53)%       (2.00)%          1.07%           0.46%
     Expenses without waivers, reimbursements and
        including interest expense                                  12.12%^^      12.62%^^         1.64%           1.55%
     Net investment income without waivers, reimbursements
        and including interest expense                             (11.65)%^^    (12.12)%^^        0.88%           0.36%
     Interest expense                                                  --            --              --              --(a)
Portfolio turnover rate ~                                              76%           76%             76%             65%


                                                                             Institutional
                                                              -----------------------------------------
                                                                              Year Ended
                                                              -----------------------------------------
Per share operating performance                                 10/31/99        10/31/98      10/31/97
                                                              -----------     ----------    -----------
Net asset value, beginning of period                          $    5.91       $     9.86    $     10.27
                                                              -----------     ----------    -----------
Income from investment operations:
     Net investment income                                         0.14             0.14+          0.11
     Net gains or losses in securities
     (both realized and unrealized)                                1.68            (3.44)+        (0.43)
                                                              -----------     ----------    -----------
        Total from investment operations                           1.82            (3.30)         (0.32)
                                                              -----------     ----------    -----------
Distributions to shareholders from:
     Dividends from net investment income                          0.51             0.13           0.09
     Distributions from capital gains                                --             0.52             --
                                                              -----------     ----------    -----------
        Total dividends and distributions                          0.51             0.65           0.09
                                                              -----------     ----------    -----------
Net asset value, end of period                                $    7.22       $     5.91    $      9.86
                                                              ===========     ==========    ===========
Total return (1)                                                  33.76%          (35.50)%        (3.15)
Ratios/supplemental data:
        Net assets, end of period (000 omitted)               $ 131,046       $  120,402    $   306,381
Ratios to average net assets#:
     Net expenses                                                  1.42%            1.46%          1.37%
     Net investment income                                         0.99%            1.43%          0.95%
     Expenses without waivers, reimbursements and
        including interest expense                                 1.52%            1.54%          1.37%
     Net investment income without waivers, reimbursements
        and including interest expense                             0.89%            1.35%          0.95%
     Interest expense                                              0.02%            0.04%            --
Portfolio turnover rate ~                                            87%              44%            55%

----------
*   Commencement of offering of class of shares.
^   Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
@   Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#   Short periods have been annualized.
~ Prior to September 10, 2001, EMF invested all of its investable assets in The Emerging Markets Equity Portfolio ("EMP"). The Portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.
+   Based on amounts prior to Statement of Position 93-2 adjustments.
^^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(a) Amount is less than 0.005%.

                       See notes to financial statements.

                                                                             Emerging Markets Equity Fund
                                                    -----------------------------------------------------------------------------
                                                                                       Select ^^ +
                                                    -----------------------------------------------------------------------------
                                                                                       Year Ended
                                                    -----------------------------------------------------------------------------
Per share operating performance                      10/31/01        10/31/00         10/31/99         10/31/98        10/31/97
                                                    ----------    --------------    -------------    ------------    ------------
Net asset value, beginning of period                $     6.73    $         7.28    $        5.88    $       9.20    $       9.58
                                                    ----------    --------------    -------------    ------------    ------------
Income from investment operations:
Net investment income                                     0.05@             0.02             0.08             0.11++         0.08
Net gain or loss in securities
(both realized and unrealized)                           (1.61)            (0.53)            1.72           (3.36)++        (0.40)
                                                    ----------    --------------    -------------    ------------    ------------
Total from investment operations                         (1.56)            (0.51)            1.80           (3.25)          (0.32)
                                                    ----------    --------------    -------------    ------------    ------------
Distributions to shareholders from:
   Dividends from net investment income                   0.04              0.04             0.40            0.08            0.06
   Distributions from capital gains                         --                --               --              --              --
                                                    ----------    --------------    -------------    ------------    ------------
   Total distributions                                    0.04              0.04             0.40            0.08            0.06
                                                    ----------    --------------    -------------    ------------    ------------
Net asset value, end of period                      $     5.13    $         6.73    $        7.28    $       5.88    $       9.20
                                                    ==========    ==============    =============    ============    ============
Total return                                            (23.23)%           (7.12)%          33.00%         (35.54)%         (3.34)%
Ratios/supplemental data:
   Net assets, end of period (000 omitted)          $   22,253    $       34,204    $      35,786    $     23,387    $     45,444
Ratios to average net assets:
   Net expenses                                           1.75%             1.75%            1.75%           1.76%           1.65%
   Net investment  income                                 0.78%             0.15%            0.73%           1.24%           0.62%
   Expenses without waivers and reimbursements            2.11%             1.96%            1.87%           1.82%           1.65%
Net investment income without waivers and
   reimbursements                                         0.42%            (0.06)            0.61%           1.18%           0.62%
Portfolio turnover rate ~                                   76%               65%              87%             44%             55%

----------

^^  Formerly J.P. Morgan Emerging Markets Equity Fund.
~ Prior to September 10, 2001, EMF invested all of its investable assets in The Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.
++  Based on amounts prior to Statement of Position 93-2 adjustments.
@   Calculated based on average shares outstanding
+ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization described in Note
    7. Prior periods have been restated to reflect the split.

                       See notes to financial statements

JPMorgan
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Mutual Fund Group and J.P. Morgan Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Fleming European Fund, JPMorgan Fleming Japan Fund and JPMorgan Fleming International Growth Fund (separate portfolios of Mutual Fund Group), JPMorgan Fleming International Equity Fund, JPMorgan Fleming International Opportunities Fund and JPMorgan Fleming Emerging Markets Equity Fund (separate portfolios of J.P. Morgan Institutional Funds), hereafter referred to as the "Funds", at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 2001

JPMorgan FLEMING FUNDS
SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders was held on July 3, 2001 and July 25, 2001 at 1211 Avenue of the Americas, New York, New York 10036 for purposes of approving an Agreement and Plan of Reorganization (the "Reorganization Plan") between the following series of Mutual Fund Group, J.P. Morgan Funds and J.P. Morgan Institutional Funds:

Acquiring Fund:                                                    Target Fund(s):
JPMorgan Fleming European Fund                                     J.P. Morgan European Equity Fund
                                                                   J.P. Morgan Institutional European Equity Fund
J.P. Morgan Institutional International Equity Fund                J.P. Morgan International Equity Fund
J.P. Morgan Institutional International                            J.P. Morgan International Opportunities Fund
    Opportunities Fund                                             JPMorgan Fleming International Equity Fund
J.P. Morgan Institutional Emerging Markets Equity Fund             J.P. Morgan Emerging Markets Equity Fund

Under the Reorganization Plan, the Target Funds would transfer all of their asset and liabilities to the Acquiring Funds in a tax-free reorganization. In exchange, shareholders of the Target Funds would receive shares of the Acquiring Funds with a value equal to their respective holdings in the Target Funds. A majority of shareholders of J.P. Morgan European Equity Fund ("EEF"), J.P. Morgan Institutional European Equity Fund ("IEEF"), J.P. Morgan International Equity Fund ("IEF"), J.P. Morgan International Opportunities Fund ("IOF"), JPMorgan Fleming International Equity Fund ("FIEF") and J.P. Morgan Emerging Markets Equity Fund ("EMEF"), respectively, approved the Reorganization Plan by the following votes:

Target Fund                              For          Against          Abstain
--------------------------------------------------------------------------------
EEF                                   4,850,290        399,295           78,512
IEEF                                  3,844,445      1,179,963                -
IEF                                  13,161,430        761,924           80,863
IOF                                  42,648,708        355,286        1,062,469
FIEF                                  1,845,023         31,438           27,471
EMEF                                 12,838,030        156,544          247,153

A Special Meeting of Shareholders was held on July 3, 2001 at 1211 Avenue of the Americas, New York, New York 10036 for purposes of approving the election of eight Trustees. A majority of shareholders of Mutual Fund Group and J.P. Morgan Institutional Funds, respectively, approved the election of each Trustee by the following votes:

Mutual Fund Group:
                                                 Affirmative           Negative
--------------------------------------------------------------------------------
William J. Armstrong                             100,707,083          2,148,607
Roland R. Eppley                                 100,624,484          2,231,206
Ann Maynard Gray                                 100,682,300          2,173,390
Matthew Healey                                   100,660,562          2,195,129
Fergus Reid, III                                 100,706,969          2,148,720
James J. Schonbachler                            100,684,890          2,170,800
Leonard M. Spalding, Jr.                         100,590,450          2,265,239
H. Richard Vartabedian                           100,580,909          2,274,781

J.P. Morgan Institutional Funds:
                                               Affirmative           Negative
--------------------------------------------------------------------------------
William J. Armstrong                          11,995,696,756        258,516,576
Roland R. Eppley                              11,995,983,774        258,229,558
Ann Maynard Gray                              11,996,593,491        257,619,840
Matthew Healey                                11,996,126,086        258,087,246
Fergus Reid, III                              11,994,491,319        259,722,012
James J. Schonbachler                         11,996,498,651        257,714,680
Leonard M. Spalding, Jr.                      11,995,876,623        258,336,709
H. Richard Vartabedian                        11,995,593,391        258,619,941

                                                          TAX LETTER (UNAUDITED)

                                           JPMORGAN FLEMING EUROPEAN FUND ("EF")
                                              JPMORGAN FLEMING JAPAN FUND ("JF")
                              JPMORGAN FLEMING INTERNATIONAL GROWTH FUND ("IGF") JPMORGAN FLEMING INTERNATIONAL EQUITY FUND ("IEF")
                       JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND ("IOF")
                           JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND ("EMF")

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2001. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2001. The information necessary to complete your income tax returns for the calendar year ending December 31, 2001 will be received under separate cover.

During the fiscal year ended October 31, 2001, the following long-term capital gains were distributed by the following Funds:

                                      Long-Term Capital
JPMorgan Fund                       Gains Distributions
-----------------------------------------------------------
EF                                      $ 8,548,723
IEF                                      31,693,847
IOF                                       5,791,174

[This page intentionally left blank]

JPMorgan FUNDS

U.S. EQUITY FUNDS

Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
Smart Index(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS

Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS

Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

INTERNATIONAL EQUITY FUNDS

Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Value Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming Japan Fund

SPECIALTY FUNDS

Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

FIXED INCOME FUNDS

Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short-Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management and J.P. Morgan Investment Management, Inc.

ADMINISTRATOR, SHAREHOLDER AND FUND SERVICING AGENT AND CUSTODIAN

JPMorgan Chase Bank

DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT

DST Systems, Inc.

LEGAL COUNSEL

Simpson Thacher & Bartlett and Sullivan & Cromwell

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with JPMorgan Chase Bank. JPMorgan Chase Bank and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you investor send money.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

       (C)J.P. Morgan Chase & Co., 2001 All Rights Reserved. December 2001

                                                                   AN-INTEQ-1201